PROSPECTUS                               LAUDUS  [LOGO]
January 30, 2004                          FUNDS

                                   COMMAND PERFORMANCE

LAUDUS ROSENBERG U.S. EQUITY FUNDS
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUNDS
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Small Capitalization Fund
Laudus Rosenberg European Fund

LAUDUS ROSENBERG LONG/SHORT EQUITY FUNDS
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund Laudus Rosenberg U.S. Long/Short Equity Fund
Laudus Rosenberg Global Long/Short Equity Fund
Laudus Rosenberg Value Long/Short Equity Fund

ADVISER
Charles Schwab Investment Management, Inc.

SUBADVISER
AXA Rosenberg Investment Management LLC

The Securities and Exchange Commission has not approved or disapproved of the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime. Please see the inside back cover of this prospectus for important privacy policy information.

SHAREHOLDER SERVICES
1.866.452.8387 Institutional Shares
1.866.452.8387 Registered Investment Professionals
1.800.447.3332 Investor and Adviser Shares www.laudusfunds.com

                                TABLE OF CONTENTS

                                                                           PAGE
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
SUMMARY OF PRINCIPAL RISKS                                                   2

LAUDUS ROSENBERG FUNDS

     U.S. LARGE CAPITALIZATION FUND                                          3
     U.S. LARGE CAPITALIZATION GROWTH FUND (FORMERLY ENHANCED 500)           5
     U.S. DISCOVERY FUND                                                     7
     U.S. SMALL CAPITALIZATION FUND                                          9
     INTERNATIONAL EQUITY FUND                                              11
     INTERNATIONAL SMALL CAPITALIZATION FUND                                14
     EUROPEAN FUND                                                          17
     U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND                   20
     U.S. LONG/SHORT EQUITY FUND                                            23
     GLOBAL LONG/SHORT EQUITY FUND                                          25
     VALUE LONG/SHORT EQUITY FUND                                           29

FEES AND EXPENSES                                                           32

PRINCIPAL RISKS                                                             35

PERFORMANCE INFORMATION FOR THE SUBADVISER'S OTHER LARGE
CAPITALIZATION ACCOUNTS                                                     38

PERFORMANCE INFORMATION FOR THE SUBADVISER'S OTHER SMALL/MID
CAPITALIZATION ACCOUNTS                                                     40

PERFORMANCE INFORMATION FOR THE SUBADVISER'S OTHER EUROPEAN ACCOUNTS        42

THE SUBADVISER'S GENERAL INVESTMENT PHILOSOPHY                              43

MANAGEMENT OF THE FUNDS                                                     45

MULTIPLE CLASSES                                                            49

PURCHASING SHARES                                                           50

INDIVIDUAL RETIREMENT ACCOUNTS                                              51

REDEEMING SHARES                                                            51

EXCHANGING SHARES                                                           53

HOW THE TRUST PRICES SHARES OF THE FUNDS                                    53

DISTRIBUTIONS                                                               54

TAXES                                                                       54

OTHER INFORMATION                                                           55

FINANCIAL HIGHLIGHTS                                                        55

             INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                         AND SUMMARY OF PRINCIPAL RISKS

The following is a description of the investment objectives and principal investment strategies of the:

     -    Laudus Rosenberg U.S. Large Capitalization Fund
     -    Laudus Rosenberg U.S. Large Capitalization Growth Fund
     -    Laudus Rosenberg U.S. Discovery Fund
     -    Laudus Rosenberg U.S. Small Capitalization Fund
     -    Laudus Rosenberg International Equity Fund
     -    Laudus Rosenberg International Small Capitalization Fund
     -    Laudus Rosenberg European Fund
     -    Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund
     -    Laudus Rosenberg U.S. Long/Short Equity Fund
     -    Laudus Rosenberg Global Long/Short Equity Fund and
     -    Laudus Rosenberg Value Long/Short Equity Fund

(each a "Fund" and, collectively, the "Funds"). Each of the Funds is a series of Barr Rosenberg Series Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Effective March 30, 2004, the Trust will change its name to the Laudus Trust. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg") acts as subadviser to the Funds.

This section also contains a summary of each Fund's principal risks. The principal risks of each Fund are identified and more fully discussed beginning on page 35. Please be sure to read this additional information BEFORE you invest.

                 LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return (capital appreciation and current income) greater than that of the Russell 1000 Index. AXA Rosenberg will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of the largest 1000 companies that are traded principally in the markets of the United States ("U.S. Large Capitalization Companies") and will generally exhibit a core or blend style of investing. In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Russell 1000(R) Index, which, as of December 31, 2003, included companies with market capitalizations between $698 million and $311 billion. The definition of U.S. Large Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 1000(R) Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of U.S. Large Capitalization Companies. The Russell 1000(R) Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

AXA Rosenberg considers fundamental and quantitative investment criteria in determining which securities to buy and sell. AXA Rosenberg employs a bottom-up approach which uses two stock selection models to evaluate stocks: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models may produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. Although, as noted above, AXA Rosenberg's stock selection models may produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of AXA Rosenberg's stock selection models, see "The Subadviser's General Investment Philosophy" further back in this Prospectus.

The Fund may engage in active and frequent trading of the securities in its portfolio. When a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund are likely to reflect short-term capital gains which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. The value of Fund shares may vary depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

RISK OF OVERWEIGHTING. This is the risk that, because the Fund invests primarily in U.S. Large Capitalization Companies, it may from time to time overweight investments in certain sectors or industries of the stock market and may suffer a loss because of general declines in the price of stocks in those sectors or industries.

PORTFOLIO TURNOVER. In executing on its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 35.

PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance. Performance information for accounts advised by AXA Rosenberg that have investment objectives, policies and strategies that are substantially similar to those of the Fund is provided on page 38.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR       ANNUAL RETURN (%)
2003                      25.40%

During all periods shown in the bar graph, the Fund's highest quarterly return was 14.49%, for the quarter ended 6/30/03, and its lowest quarterly return was -2.47%, for the quarter ended 3/31/03.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns of a broad-based securities market index.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2003)

                                                                                    SINCE              SINCE
                                                                                  INCEPTION          INCEPTION
                                                                               OF INSTITUTIONAL     OF INVESTOR
                                                                    PAST ONE        SHARES             SHARES
                                                                      YEAR        (6/19/02)          (7/31/02)
                                                                    -------    ----------------     -----------
Institutional Shares*
   Return Before Taxes                                               25.40%         4.51%                  --
   Return After Taxes on Distributions                               25.33%         4.34%                  --
   Return After Taxes on Distributions and Sale of Fund Shares       16.59%         3.75%                  --
Investor Shares                                                      25.12%           --                13.74%
Russell 1000(R) Index**                                              29.89%         8.38%               17.76%

----------

     * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
     ** Reflects no deduction for fees, expenses or taxes. The Russell 1000(R) Index is an unmanaged, weighted index of the stocks of the largest 1000 companies in the Russell 3000 Index that are traded principally in U.S. markets.

             LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
                             (FORMERLY ENHANCED 500)

INVESTMENT OBJECTIVE

The Fund seeks to outperform the total return (capital appreciation and current income) of the Russell 1000(R) Growth Index. AXA Rosenberg will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of the largest 1000 companies that are traded principally in U.S. markets ("U.S. Large Capitalization Companies") and will generally exhibit a "growth" style of investing. In selecting securities for the Fund, AXA Rosenberg will seek to match the capitalization profile of the Russell 1000(R) Growth Index, which, as of December 31, 2003, included companies with market capitalizations between $698 million and $311 billion. The definition of U.S. Large Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 1000(R) Growth Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of U.S. Large Capitalization Companies.

AXA Rosenberg considers fundamental and quantitative investment criteria in determining which securities to buy and sell. AXA Rosenberg employs a bottom-up approach which uses two stock selection models to evaluate stocks: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. The Fund favors stocks that appear attractive from the perspective of these two models while targeting a risk and industry profile that is similar to its Russell 1000(R) Growth Index benchmark. While the success of the Fund relative to its benchmark will derive from the accuracy of AXA Rosenberg's stock selection models, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of AXA Rosenberg's stock selection models, see "The Subadviser's General Investment Philosophy" further back in this Prospectus.

The Fund may engage in active and frequent trading of the securities in its portfolio. When a fund engages in active and frequent trading, a larger portion of distributions investors receive from such fund are likely to reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

PORTFOLIO TURNOVER. In executing its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 35.

PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR               ANNUAL RETURN (%)
2001                             -10.13%
2002                             -18.94%
2003                              26.22%

During all periods shown in the bar graph, the Fund's highest quarterly return was 14.12%, for the quarter ended 6/30/03, and its lowest quarterly return was -15.97%, for the quarter ended 9/30/02.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns of its current and former benchmark, each a broad-based securities market index.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2003)

                                                                             SINCE
                                                                PAST ONE   INCEPTION
                                                                  YEAR     (6/7/00)
                                                                --------   ---------
Institutional Shares*
  Return Before Taxes                                            26.22%      - 6.30%
  Return After Taxes on Distributions                            26.07%      - 6.55%
  Return After Taxes on Distributions and Sale of Fund Shares    17.24%      - 5.42%
Investor Shares**                                                25.62%      - 6.77%
Russell 1000(R) Growth Index+                                    29.75%     - 14.77%
S&P 500 Index++                                                  28.70%      - 6.14%

----------

 * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
** Returns shown for Investor Shares prior to the inception of Investor Shares on 8/15/03 are those of the Institutional Shares, adjusted for the higher fees and expenses of Investor Shares.
 + Reflects no deduction for fees, expenses or taxes. The Russell 1000(R) Growth Index is the Fund's benchmark and is an unmanaged, weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
++ The Fund previously compared its returns to the S&P 500 Index, an unmanaged, weighted index of 500 U.S. industrial, transportation, utility and financial companies. As a result of a change in the Fund's investment policies, the Fund has changed the broad-based index against which its performance is compared to the Russell 1000 Growth Index in order to more accurately reflect the Fund's current investment policies.

                      LAUDUS ROSENBERG U.S. DISCOVERY FUND

INVESTMENT OBJECTIVE

The Fund seeks a return (capital appreciation and current income) greater than that of the Russell 2500 Index. AXA Rosenberg will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of small and mid capitalization companies that are traded principally in the markets of the United States ("U.S. Small/Mid Capitalization Companies"). In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Russell 2500 Index, which, as of December 31, 2003, included companies with market capitalizations between $42 million and $6.4 billion. The definition of U.S. Small/Mid Capitalization Companies may change from time to time to include the market capitalization of the largest company in the Russell 2500 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities of U.S. Small/Mid Capitalization Companies.

The Russell 2500 Index consists of the smallest 2500 companies in the Russell 3000 Index, and represents approximately 17% of the Russell 3000 Index's total market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, AXA Rosenberg will place relatively greater emphasis on capital appreciation than on current income. As compared to investments in the securities of relatively larger companies, investments in securities of U.S. Small/Mid Capitalization Companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks--Small and/or Mid-Size Company Risk."

AXA Rosenberg considers fundamental and quantitative investment criteria in determining which securities to buy and sell. AXA Rosenberg employs a bottom-up approach which uses two stock selection models to evaluate stocks: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models may produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. Although, as noted above, AXA Rosenberg's stock selection models may produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of AXA Rosenberg's stock selection models, see "The Subadviser's General Investment Philosophy" further back in this Prospectus.

The Fund may engage in active and frequent trading of the securities in its portfolio. When a fund engages in active and frequent trading, a larger portion of distributions investors receive from such fund are likely to reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees.

PORTFOLIO TURNOVER. In executing its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 35.

PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance. Performance information for accounts advised by AXA Rosenberg that have investment objectives, policies and strategies that are substantially similar to those of the Fund is provided on page 40.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR          ANNUAL RETURN (%)
2002                        -3.95%
2003                        41.41%

During all periods shown in the bar, graph, the Fund's highest quarterly return was 18.32%, for the quarter ended 6/30/03, and its lowest quarterly return was -13.22%, for the quarter ended 9/30/02.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns of a broad-based securities market index.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2003)

                                                                                 SINCE           SINCE
                                                                             INCEPTION OF    INCEPTION OF
                                                                             INSTITUTIONAL     INVESTOR
                                                                  PAST ONE      SHARES          SHARES
                                                                    YEAR       (9/4/01)        (10/3/01)
                                                                  --------   -------------   ------------
Institutional Shares*
  Return Before Taxes                                              41.41%        15.37%            --
  Return After Taxes on Distributions                              41.06%        15.17%            --
  Return After Taxes on Distributions and Sale of Fund Shares      27.15%        13.15%            --
Investor Shares                                                    40.95%           --           18.92%
Russell 2500 Index**                                               45.51%        10.18%          16.32%

----------

 * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Reflects no deduction for fees, expenses or taxes. The Russell 2500 Index consists of the smallest 2500 securities in, and represents approximately 17% of the total market capitalization of, the Russell 3000 Index. (The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.)

                 LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

INVESTMENT OBJECTIVE

The Fund seeks a return (capital appreciation and current income) greater than that of the Russell 2000 Index. AXA Rosenberg will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stocks of smaller companies that are traded principally in the markets of the United States ("U.S. Small Capitalization Companies"). In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Russell 2000 Index, which as of December 31, 2003, included companies with market capitalizations between $42 million and $2.1 billion. The definition of U.S. Small Capitalization Companies may change from time to time to include, on an ongoing basis, the market capitalization of every company in the Russell 2000 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities of U.S. Small Capitalization Companies.

The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index, and represents approximately 8% of the Russell 3000 Index's total market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, AXA Rosenberg will place relatively greater emphasis on capital appreciation than on current income. As compared to investments in the securities of relatively larger companies, investments in securities of U.S. Small Capitalization Companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks--Small and/or Mid-Size Company Risk."

AXA Rosenberg considers financial information and market trends ("fundamental" and "quantitative" investment criteria) in determining which securities to buy and sell. AXA Rosenberg employs a bottom-up approach which uses two stock selection models to evaluate stocks: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models tend to produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. Although, as noted above, AXA Rosenberg's stock selection models tend to produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of AXA Rosenberg's stock selection models, see "The Subadviser's General Investment Philosophy" further back in this Prospectus.

The Fund may engage in active and frequent trading of the securities in its portfolio. When a fund engages in active and frequent trading, a larger portion of distributions investors receive from such fund are likely to reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

FUNDAMENTAL POLICY. It is a fundamental policy of the Fund, which may not be changed without shareholder approval, that at least 65% of the Fund's total assets will be invested in U.S. Small Capitalization Companies.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

SMALL COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with relatively small market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees.

PORTFOLIO TURNOVER. In executing its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 35.

PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR        ANNUAL RETURN (%)
1994                       5.41%
1995                      38.18%
1996                      26.53%
1997                      30.63%
1998                      -4.03%
1999                      15.00%
2000                       5.19%
2001                      10.73%
2002                      -5.47%
2003                      40.51%

During all periods shown in the bar graph, the Fund's highest quarterly return was 17.26%, for the quarter ended 6/30/03, and its lowest quarterly return was - 17.82%, for the quarter ended 9/30/98.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns of a broad-based securities market index.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2003)

                                                                                                   SINCE        SINCE
                                                                                                 INCEPTION    INCEPTION
                                                                                                OF INVESTOR   OF ADVISER
                                                               PAST ONE   PAST FIVE   PAST 10     SHARES        SHARES
                                                                 YEAR       YEARS      YEARS    (10/22/96)    (1/21/97)
                                                               --------   ---------   -------   -----------   ----------
Institutional Shares*
  Return Before Taxes                                           40.51%      12.21%     15.18%         --           --
  Return After Taxes on Distributions                           40.12%      11.54%     11.94%         --           --
  Return After Taxes on Distribution and Sale of Fund Shares    26.84%      10.40%     11.22%         --           --
Investor Shares                                                 40.01%      11.92%        --       12.65%          --
Adviser Shares                                                  40.08%      11.95%        --          --        11.59%
Russell 2000 Index**                                            47.25%       7.13%      9.47%       8.41%        7.44%

----------
 * After-tax returns are shown for Institutional Shares only and will vary for shares of the other classes of the Fund because those classes have higher expense ratios. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
** Reflects no deduction for fees, expenses or taxes. The Russell 2000 Index consists of the smallest 2000 securities in, and represents approximately 8% of the total market capitalization of, the Russell 3000 Index. (The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.)

                   LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return (capital appreciation and current income) greater than that of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI-EAFE Index"). AXA Rosenberg will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in the securities of large foreign companies. In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the MSCI-EAFE Index which, as of December 31, 2003, included companies with market capitalizations greater than $240 million. Under normal circumstances, the Fund will invest at least 80% of its net assets (including for this purpose any borrowings for investment purposes) in securities of large foreign companies. Although the Fund invests primarily in securities of the companies that comprise the MSCI-EAFE Index, it may invest up to 40% of its assets in the securities of companies which are not part of the MSCI-EAFE Index but which have characteristics (such as industry classification and country of domicile) similar to those of companies included in the MSCI-EAFE Index.

The MSCI-EAFE Index is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, it will place relatively greater emphasis on capital appreciation than on current income

There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in the markets of any country in the world. The Fund will typically invest in approximately 20 different countries across three regions: Europe, the Far East and Australia. Under normal market circumstances, the Fund's investments will involve securities principally traded in at least three different countries, although under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested. The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets.

AXA Rosenberg considers fundamental and quantitative investment criteria in determining which securities to buy and sell. AXA Rosenberg employs a bottom-up approach which uses two stock selection models to evaluate stocks: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models may produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. Although, as noted above, AXA Rosenberg's stock selection models may produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of AXA Rosenberg's stock selection models, see "The Subadviser's General Investment Philosophy" further back in this Prospectus.

The Fund may engage in active and frequent trading of the securities in its portfolio. When a fund engages in active and frequent trading, a larger portion of distributions investors receive from such fund are likely to reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

FOREIGN INVESTMENT RISK. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

PORTFOLIO TURNOVER. In executing its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 35.

PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR        ANNUAL RETURN (%)
2001                      -19.98%
2002                      -11.96%
2003                       36.30%

During all periods shown in the bar graph, the Fund's highest quarterly return was 18.71%, for the quarter ended 6/30/03, and its lowest quarterly return was - 19.83%, for the quarter ended 9/30/02.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns of a broad-based securities market index.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2003)

                                                                                 SINCE          SINCE
                                                                             INCEPTION OF    INCEPTION OF
                                                                             INSTITUTIONAL     INVESTOR
                                                                  PAST ONE      SHARES          SHARES
                                                                    YEAR       (6/7/00)       (12/5/00)
                                                                  --------   -------------   ------------
Institutional Shares*
  Return Before Taxes                                              36.30%        - 3.92%            --
  Return After Taxes on Distributions                              36.08%        - 4.62%            --
  Return After Taxes on Distributions and Sale of Fund Shares      23.87%        - 3.73%            --
Investor Shares                                                    36.16%            --         - 1.44%
MSCI-EAFE Index**                                                  39.17%        - 5.51%        - 2.33%

----------
 * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
** Reflects no deduction for fees, expenses or taxes. The MSCI-EAFE Index is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East.

            LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

INVESTMENT OBJECTIVE

The Fund seeks a return (capital appreciation and current income) greater than that of the Nomura Global Small Cap Index. AXA Rosenberg will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of smaller companies that are traded principally in markets outside the United States ("International Small Capitalization Companies"). In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the Nomura Global Small Cap Index which, as of December 31, 2003, included companies with market capitalizations between $5 million and $7.95 billion.(1) The definition of International Small Capitalization Companies may change from time to time to correspond with the capitalization range of companies included in the Nomura Global Small Cap Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of International Small Capitalization Companies.

Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, it will place relatively greater emphasis on capital appreciation than on current income. Investments in securities of International Small Capitalization Companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks-Small and/or Mid-Size Company Risk."

There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in securities markets of any country in the world. It is currently expected that the Fund will invest in approximately twenty-one different countries across three regions: Europe, the Pacific and North America (excluding the United States). Under normal market circumstances, the Fund's investments will involve securities principally traded in at least three different countries, although under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested. The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets.

AXA Rosenberg considers fundamental and quantitative investment criteria in determining which securities to buy and sell. AXA Rosenberg employs a bottom-up approach which uses two stock selection models to evaluate stocks: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models may produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. Although, as noted above, AXA Rosenberg's stock selection models may produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of AXA Rosenberg's stock selection models, see "The Subadviser's General Investment Philosophy" further back in this Prospectus.

The Fund may engage in active and frequent trading of the securities in its portfolio. When a fund engages in active and frequent trading, a larger portion of distributions investors receive from such fund are likely to reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

----------
(1) The Index includes 21 developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

SMALL COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees.

FOREIGN INVESTMENT RISK. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

PORTFOLIO TURNOVER. In executing its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 35.

PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR        ANNUAL RETURN (%)
1997                      -11.73%
1998                        4.12%
1999                       24.67%
2000                        5.11%
2001                      -18.41%
2002                        3.78%
2003                       57.22%

During all periods shown in the bar graph, the Fund's highest quarterly return was 21.72%, for the quarter ended 6/30/03 and its lowest quarterly return was - 18.39%, for the quarter ended 9/30/98.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns of a broad-based securities market index and the returns of an index with a similar investment orientation.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2003)

                                                                                               SINCE             SINCE
                                                                                             INCEPTION         INCEPTION
                                                                                          OF INSTITUTIONAL    OF INVESTOR
                                                                  PAST ONE   PAST FIVE         SHARES           SHARES
                                                                    YEAR       YEARS         (9/23/96)         (10/29/96)
                                                                  -------    ---------    ----------------    -----------
Institutional Shares*
  Return Before Taxes                                              57.22%     11.77%            6.77%              --
  Return After Taxes on Distributions                              57.04%     10.10%            5.44%              --
  Return After Taxes on Distribution and Sale of Fund Shares       37.42%      9.13%            4.98%              --
Investor Shares                                                    56.71%     11.45%              --             6.49%
Salomon Smith Barney World ex US EMI**                             53.73%      5.88%            4.18%            4.27%
Nomura Global Small Cap Index***                                   62.03%      8.15%            3.59%            3.63%

----------
  * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ** Reflects no deduction for fees, expenses or taxes. The Salomon Smith Barney World ex US EMI is an unmanaged, broad-based index of non-U.S. small/ mid-capitalization companies. The Index includes 21 developed countries:
     Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

*** Reflects no deduction for fees, expenses or taxes. The Nomura Global Small Cap Index (formerly the Cazenove Rosenberg Global Smaller Companies Index excluding the U.S.) is the benchmark for the Laudus Rosenberg International Small Capitalization Fund. It is an unmanaged index of non-U.S. companies with market capitalizations up to $7.95 billion. The Index includes 21 developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

                         LAUDUS ROSENBERG EUROPEAN FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide total return (capital appreciation and current income) greater than that of the Morgan Stanley Capital International Europe Index (the "MSCI Europe Index"). AXA Rosenberg will place relatively greater emphasis on capital appreciation than on current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the equity securities of companies that are traded principally in developed markets across Europe. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in these securities. AXA Rosenberg may also utilize futures, options and other derivative instruments on the European stock indices to pursue the Fund's investment objective. Investments in issuers of foreign securities may involve higher risk than investments in securities of U.S. issuers. See "Principal Risks--Foreign (including European) Investment Risk."

The MSCI Europe Index is the equity index prepared by Morgan Stanley Capital International and is currently comprised of 15 developed European markets, including the United Kingdom, based on large and medium capitalization securities which are sorted by industry group and selected, at full value as determined by their market prices, on the basis of investability (as determined by size, long and short term volume and free float). Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which AXA Rosenberg seeks to invest typically do not distribute significant amounts of company earnings to shareholders, it will place relatively greater emphasis on capital appreciation than on current income.

AXA Rosenberg considers fundamental and quantitative investment criteria in determining which securities to buy and sell. AXA Rosenberg employs a bottom-up approach which uses two stock selection models to evaluate stocks: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models may produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. Although, as noted above, AXA Rosenberg's stock selection models may produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of AXA Rosenberg's stock selection models, see "The Subadviser's General Investment Philosophy" further back in this Prospectus.

The Fund may engage in active and frequent trading of the securities in its portfolio. When a fund engages in active and frequent trading, a larger portion of distributions investors receive from such fund are likely to reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

EUROPEAN INVESTMENT RISK. Investments in securities of European issuers involve certain risks that may be more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in European economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. A fund with European investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of some European countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of its investments in securities denominated in, and/or receiving revenues in, the euro and other foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK. As noted above, AXA Rosenberg may utilize derivative instruments, which are financial contracts whose value depends upon, or is derived from, the value of an underlying security or index. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant indices.

MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests a portion of its assets in the stocks of companies with mid-sized market capitalizations, which may be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees, as compared to companies with larger market capitalizations.

PORTFOLIO TURNOVER. In executing its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 35.

PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance. Performance information with respect to other accounts advised by AXA Rosenberg that have investment objectives, policies and strategies that are substantially similar to those of the Fund is provided on page 42.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR        ANNUAL RETURN (%)
2002                      -15.22%
2003                       40.30%

During all periods shown in the bar graph, the Fund's highest quarterly return was 22.62%, for the quarter ended 6/30/03, and its lowest quarterly return was - 23.55%, for the quarter ended 9/30/02.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns of a broad-based securities market index.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2003)

                                                                             SINCE
                                                                PAST ONE   INCEPTION
                                                                  YEAR     (7/23/01)
                                                                --------   ---------
Institutional Shares*
  Return Before Taxes                                             40.30%     5.68%
  Return After Taxes on Distributions                             39.91%     5.20%
  Return After Taxes on Distributions and Sale of Fund Shares     26.67%     4.59%
Investor Shares**                                                 39.33%     5.06%
MSCI Europe Index+                                                39.14%     5.20%

----------

 * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
** Returns shown for Investor Shares prior to the inception of Investor Shares on 11/21/03 are those of the Institutional Shares, adjusted for the higher fees and expenses of Investor Shares.

 + Reflects no deduction for fees, expenses or taxes. The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, weighted equity index comprised of 16 developed European markets, including the (MSCI) U.K., based on large and medium capitalization securities.

                 LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
                             LONG/SHORT EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES

The Fund attempts to achieve its investment objective by taking long positions in large and mid capitalization stocks principally traded in the markets of the United States that AXA Rosenberg has identified as undervalued and short positions in such stocks that it has identified as overvalued. Under normal circumstances,the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in U.S. large and mid capitalization equity securities. When AXA Rosenberg believes that a security is undervalued relative to its peers, it may buy the security for the Fund's long portfolio. When AXA Rosenberg believes that a security is overvalued relative to its peers, it may sell the security short by borrowing it from a third party and selling it at the then-current market price. AXA Rosenberg's quantitative investment process is designed to maintain continually approximately equal dollar amounts invested in long and short positions. By taking long and short positions in different stocks that are approximately equal in value, the Fund attempts to limit the effect of general stock market movements on its performance.

The Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio. It is currently expected that the long and short positions of the Fund will be invested primarily in the 500 largest capitalization stocks principally traded in the markets of the United States.

Under normal circumstances, AXA Rosenberg's stock selection models will result in the Fund's long and short positions being overweighted in different business sectors (as well as different industries within sectors). In other words, the Fund may take long positions in a sector of the market that are not offset by short positions in that sector, and vice versa. Consequently, the Fund may have net exposures to different industries and sectors of the market, thereby increasing risk and the opportunity for loss should the stocks in a particular industry or sector not perform as predicted by AXA Rosenberg's stock selection models. AXA Rosenberg selects sectors to overweight or underweight based on a bottom-up evaluation of the stocks within a sector. If the stock selection models find most stocks within a sector to be attractive, then AXA Rosenberg would tend to overweight that sector. If the stock selection models find most stocks within a sector to be unattractive, then AXA Rosenberg would tend to engage in more short sales with respect to issuers in that sector. AXA Rosenberg's model optimizer then weighs the potential gain of a position against the risk in having overweighted/underweighted industry exposures (in addition to other risk measures) and suggests trades to improve the return and risk characteristics of the portfolio.

AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

AXA Rosenberg considers fundamental and quantitative investment criteria in determining which securities to buy and sell. AXA Rosenberg employs a bottom-up approach which uses two stock selection models to evaluate stocks: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models may produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. AXA Rosenberg attempts to moderate this value orientation and the effects on the Fund's performance of value and growth style swings in the broad market through its quantitative, risk-control optimization process. Of course, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of AXA Rosenberg's stock selection models, see "The Subadviser's General Investment Philosophy" further back in this Prospectus.

The Fund may engage in active and frequent trading of the securities in its portfolio. When a fund engages in active and frequent trading, a larger portion of distributions investors receive from such fund are likely to reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because AXA Rosenberg could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses exceed those of conventional stock mutual funds that hold only long portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.

RISK OF SHORT SALES. AXA Rosenberg may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

RISK OF OVERWEIGHTING. This is the risk that, by overweighting investments in certain sectors or industries of the U.S. stock market, the Fund will suffer a loss because of general advances or declines in the prices of stocks in those sectors or industries.

STYLE RISK. Because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

PORTFOLIO TURNOVER. In executing its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 35.

PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]
                               YEARLY PERFORMANCE

CALENDAR YEAR     ANNUAL RETURN (%)
1999                    7.58%
2000                   -9.74%
2001                   11.18%
2002                   15.78%
2003                   -7.24%

During all periods shown in the bar graph, the Fund's highest quarterly return was 17.02%, for the quarter ended 9/30/01, and its lowest quarterly return was -9.01%, for the quarter ended 12/31/01.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns on 3-month U.S. Treasury Bills.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2003)

                                                                                                SINCE              SINCE
                                                                                              INCEPTION          INCEPTION
                                                                                           OF INSTITUTIONAL     OF INVESTOR
                                                                    PAST ONE   PAST FIVE        SHARES            SHARES
                                                                      YEAR       YEARS        (10/19/98)        (11/11/98)
                                                                    --------   ---------   ----------------     -----------
Institutional Shares*
  Return Before Taxes                                                 -7.24%     3.00%           4.19%             --
  Return After Taxes on Distributions                                 -7.24%     1.75%           2.92%             --
  Return After Taxes on Distribution and Sale of Fund Shares          -4.70%     1.75%           2.77%             --
Investor Shares                                                       -7.52%     2.70%             --            3.86%
3-Month U.S. T-Bills**                                                 1.03%     3.34%           3.38%***        3.37%****

   * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  ** Reflects no deduction for fees, expenses or taxes. Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.
 *** This information is provided as of 10/22/98.
**** This information is provided as of 11/12/98.

                  LAUDUS ROSENBERG U.S. LONG/SHORT EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES

The Fund attempts to achieve its objective by taking long positions in stocks of certain capitalization ranges (as described below) principally traded in the markets of the United States that AXA Rosenberg has identified as undervalued and short positions in such stocks that it has identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in U.S. equity securities. When AXA Rosenberg believes that a security is undervalued relative to its peers, it may buy the security for the Fund's long portfolio. When AXA Rosenberg believes that a security is overvalued relative to its peers, it may sell the security short by borrowing it from a third party and selling it at the then-current market price. AXA Rosenberg's quantitative investment process is designed to maintain continually approximately equal dollar amounts invested in long and short positions. By taking long and short positions in different stocks that are overall approximately equal in value, the Fund attempts to limit the effect of general stock market movements on its performance.

The Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

The Fund also seeks to construct a diversified portfolio that has, in addition to limited exposure to the U.S. equity market risk generally, near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors. It is currently expected that the long and short positions of the Fund will be invested primarily in small and mid-capitalization stocks. This includes all but the 200 stocks principally traded in the markets of the United States with the largest market capitalizations. Stocks of companies with relatively small market capitalizations tend to be less liquid and more volatile than stocks of companies with larger market capitalizations.

AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

AXA Rosenberg considers fundamental and quantitative investment criteria in determining which securities to buy and sell. AXA Rosenberg employs a bottom-up approach which uses two stock selection models to evaluate stocks: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models may produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. Of course, other factors, such as the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of AXA Rosenberg's stock selection models, see "The Subadviser's General Investment Philosophy" further back in this Prospectus.

Although, as noted above, AXA Rosenberg's stock selection models may produce a value style of investment, AXA Rosenberg attempts to moderate the Fund's value orientation and the effects on its performance of value and growth style swings in the broad market through its quantitative, risk-control optimization process. AXA Rosenberg attempts to limit further the risks associated with value/growth cycles by maintaining approximately equal dollar amounts of value securities in the Fund's long and short portfolios. For example, if the Fund holds 60% of the value of its long positions in value stocks, then, to the extent reasonably practicable, it will also hold approximately 60% of the value of its short positions in value stocks. This technique, in combination with the optimizer, is intended to significantly reduce, if not eliminate, the Fund's value orientation.

The Fund may engage in active and frequent trading of the securities in its portfolio. When a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund are likely to reflect short-term capital gains which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because AXA Rosenberg could make poor investment decisions about both the long and the short positions, the Fund's potential losses exceed those of conventional stock mutual funds that hold only long portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.

RISK OF SHORT SALES. AXA Rosenberg may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.

STYLE RISK. In order to moderate the Fund's value orientation, AXA Rosenberg attempts to maintain approximately equal dollar amounts in value stocks in its long and short portfolios. There is a risk, however, that the Fund's performance will exhibit a greater sensitivity to the value-growth cycle within the U.S. equity markets than is intended because AXA Rosenberg's style moderation policy does not provide perfect control over the extent of the Fund's value orientation.

PORTFOLIO TURNOVER. In executing its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 35.

PERFORMANCE INFORMATION

This Fund does not have performance information because it is not yet operational.

                 LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES

The Fund attempts to achieve its investment objective by taking long positions in stocks from across all capitalization ranges that AXA Rosenberg has identified as undervalued and short positions in stocks that it has identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in the markets of any country in the world.

The Fund's portfolio generally has an equally-weighted combination of four distinct long/short strategies--a value long/short strategy, a large/mid capitalization long/short strategy, a growth long/short strategy, and a European long/short strategy. The value long/short strategy, like the Laudus Rosenberg Value Long/Short Equity Fund, takes long positions in small and mid capitalization stocks AXA Rosenberg has identified as undervalued and short positions in those it has identified as overvalued. For the purposes of the preceding sentence, this includes all but the 200 stocks principally traded in the markets of the United States with the largest market capitalizations. The large/mid capitalization long/short strategy, like the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, takes long positions in large and mid capitalization stocks AXA Rosenberg has identified as undervalued and short positions in those it has identified as overvalued. For the purposes of the preceding sentence, this includes the 500 largest capitalization stocks principally traded in the markets of the United States. The growth long/short strategy takes long positions in growth stocks AXA Rosenberg has identified as undervalued and short positions in growth stocks it has identified as overvalued. For the purposes of the preceding sentence, this includes stocks that AXA Rosenberg determines to be in the growth portion of the broad U.S.equity market. The European long/short strategy takes long positions in stocks of European companies AXA Rosenberg has identified as undervalued and short positions in those its has identified as overvalued. For the purposes of the preceding sentence, this includes equity securities of companies that are traded principally in developed markets across Europe.

When AXA Rosenberg believes that a security is undervalued relative to its peers, it may buy the security for the Fund's long portfolio. When AXA Rosenberg believes that a security is overvalued relative to its peers, it may sell the security short by borrowing it from a third party and selling it at the then-current market price. AXA Rosenberg's quantitative investment process is designed to maintain continually approximately equal dollar amounts invested in long and short positions. By taking long and short positions in different stocks that are approximately equal in value, the Fund attempts to limit the effect on its performance of general stock market movements in each geographical region within which it invests.

The Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur a loss if the securities underlying its short positions increase in value more than the securities in its long portfolio. AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

Under normal circumstances, AXA Rosenberg's stock selection models will result in the Fund's long and short positions being overweighted in different business sectors (as well as different industries within sectors). In other words, the Fund may take long positions in a sector of the market that are not offset by short positions in that sector, and vice versa. Consequently, the Fund may have net exposures to different industries and sectors of the market, thereby increasing risk and the opportunity for loss should the stocks in a particular industry or sector not perform as predicted by our stock selection models. AXA Rosenberg selects sectors to overweight or underweight based on a bottom-up evaluation of the stocks within a sector. If the stock selection models find most stocks within a sector to be attractive, then AXA Rosenberg would tend to overweight that sector. If the stock selection models find most stocks within a sector to be unattractive, then AXA Rosenberg would tend to engage in more short sales with respect to issuers in that sector. AXA Rosenberg's model optimizer then weighs the potential gain of a position against the risk in having overweighted/underweighted industry exposures (in addition to other risk measures) and suggests trades to improve the return and risk characteristics of the Fund's portfolio.

AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

AXA Rosenberg considers fundamental and quantitative investment criteria in determining which securities to buy and sell. AXA Rosenberg employs a bottom-up approach which uses two stock selection models to evaluate stocks: (1)its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models may produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. AXA Rosenberg attempts to moderate this value orientation and the effects on the Fund's performance of value and growth style swings in the broad market through its quantitative, risk-control optimization process. Of course, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of AXA Rosenberg's stock selection models, see "The Subadviser's General Investment Philosophy" further back in this Prospectus.

The Fund may engage in active and frequent trading of the securities in its portfolio. When a fund engages in active and frequent trading, a larger portion of distributions investors receive from such fund are likely to reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because AXA Rosenberg could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses exceed those of conventional stock mutual funds that hold only long portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general global stock market movements, capitalization ranges or other risk factors.

RISK OF SHORT SALES. AXA Rosenberg may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

FOREIGN INVESTMENT RISK. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests a portion of its assets in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees.

RISK OF OVERWEIGHTING. This is the risk that, by overweighting investments in certain sectors or industries of the stock market, the Fund will suffer a loss because of general advances or declines in the prices of stocks in those sectors or industries.

STYLE RISK. Because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

PORTFOLIO TURNOVER. In executing its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 35.

PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR      ANNUAL RETURN (%)
2001                     3.92%
2002                    22.39%
2003                    -3.80%

During all periods shown in the bar graph, the Fund's highest quarterly return was 21.90%, for the quarter ended 9/30/01, and its lowest quarterly return was - 11.77%, for the quarter ended 12/31/01.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns on 3-month U.S. Treasury Bills.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2003)

                                                                               SINCE             SINCE
                                                                             INCEPTION         INCEPTION
                                                                          OF INSTITUTIONAL    OF INVESTOR
                                                               PAST ONE        SHARES           SHARES
                                                                 YEAR         (9/29/00)        (8/23/01)
                                                               --------   ----------------    -----------
Institutional Shares*
  Return Before Taxes                                           -3.80%         5.46%                --
  Return After Taxes on Distributions                           -3.80%         4.65%                --
  Return After Taxes on Distributions and Sale of Fund Shares   -2.47%         4.14%                --
Investor Shares                                                 -4.16%           --               5.40%
3-Month U.S. T-Bills**                                           1.03%         2.34%***           1.46%

-----------
  * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 ** Reflects no deduction for fees, expenses or taxes. Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.
***  This information is provided as of 9/30/00.

                  LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies that are designed to limit exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES

The Fund attempts to achieve its objective by taking long positions in stocks of certain capitalization ranges (as described below) principally traded in the markets of the United States that AXA Rosenberg has identified as undervalued and short positions in such stocks that it has identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. When AXA Rosenberg believes that a security is undervalued relative to its peers, it may buy the security for the Fund's long portfolio. When AXA Rosenberg believes that a security is overvalued relative to its peers, it may sell the security short by borrowing it from a third party and selling it at the then-current market price. AXA Rosenberg's quantitative investment process is designed to maintain continually approximately equal dollar amounts invested in long and short positions. By taking long and short positions in different stocks, the Fund attempts to limit the effect of general stock market movements on its performance.

The Fund may achieve a positive return if the securities in the Fund's long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

The Fund seeks to construct a diversified portfolio that has, in addition to limited exposure to the U.S. equity market risk generally, near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors. It is currently expected that the long and short positions of the Fund will be invested primarily in small and mid-capitalization stocks. For purposes of the preceding sentence, this includes all but the 200 stocks principally traded in the markets of the United States with the largest market capitalizations. Stocks of companies with relatively small market capitalizations tend to be less liquid and more volatile than stocks of companies with larger market capitalizations.

AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

AXA Rosenberg considers fundamental and quantitative investment criteria in determining which securities to buy and sell. AXA Rosenberg employs a bottom-up approach which uses two stock selection models to evaluate stocks: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models tend to produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. AXA Rosenberg attempts to moderate, although by no means eliminate, this value orientation through its quantitative, risk-control optimization process. Of course, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of AXA Rosenberg's stock selection models, see "The Subadviser's General Investment Philosophy" further back in this Prospectus.

The Fund may engage in active and frequent trading of the securities in its portfolio. When a fund engages in active and frequent trading, a larger portion of distributions investors receive from such fund are likely to reflect short-term capital gains, which are taxed like ordinary income rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Because AXA Rosenberg could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses exceed those of conventional stock mutual funds that hold only long portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.

RISK OF SHORT SALES. AXA Rosenberg may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees.

STYLE RISK. Because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

PORTFOLIO TURNOVER. In executing its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 35.

PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%)--INSTITUTIONAL SHARES

This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR        ANNUAL RETURN (%)
1998                       -0.71%
1999                      -11.41%
2000                       -3.61%
2001                       11.58%
2002                       28.31%
2003                       -6.26%

During all periods shown in the bar graph, the Fund's highest quarterly return was 25.13%, for the quarter ended 9/30/01, and its lowest quarterly return was - 12.12%, for the quarter ended 12/31/01.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns on 3-month U.S. Treasury Bills.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2003)

                                                                                               SINCE             SINCE
                                                                                             INCEPTION         INCEPTION
                                                                                         OF INSTITUTIONAL     OF INVESTOR
                                                                PAST ONE    PAST FIVE         SHARES            SHARES
                                                                  YEAR        YEARS         (12/16/97)         (12/18/97)
                                                                --------    ---------    ----------------     -----------
Institutional Shares*
  Return Before Taxes                                            -6.26%       2.76%           2.11%                 --
  Return After Taxes on Distributions                            -6.26%       1.76%           1.10%                 --
  Return After Taxes on Distributions and Sale of Fund Shares    -4.07%       1.68%           1.13%                 --
Investor Shares                                                  -6.57%       2.45%             --                1.78%
3-Month U.S. T-Bills**                                            1.03%       3.34%           3.60%***            3.60%

----------
  * After-tax returns are shown for Institutional Shares only and will vary for Investor Shares of the Fund because Investor Shares have a higher expense ratio. After-tax returns are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; an investor's actual after-tax returns will depend on his or her tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 ** Reflects no deduction for fees, expenses or taxes. Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.
***  This information is provided as of 12/18/97.

                                FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                                                                   INSTITUTIONAL   INVESTOR   ADVISER
                                                                                   -------------   --------   -------
SHAREHOLDER FEES (paid directly from your investment):
  Maximum Sales Charge (Load) Imposed on Purchases                                      None         None      None
  Maximum Deferred Sales Charge (Load)                                                  None         None      None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           None         None      None
  Redemption Fee (charged only to shares redeemed within 30 days of purchase)(a)        2.00%        2.00%     2.00%
  Exchange Fee                                                                          None         None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                               OPERATING EXPENSES

                                                    INSTITUTIONAL   INVESTOR   ADVISER
                                                    -------------   --------   -------
Management Fees                                         0.90%         0.90%     0.90%
Distribution and Shareholder Service (12b-1) Fees       None          0.25%     None
Other Expenses
  Service Fee                                           None          None      0.25%
  Remainder of Other Expenses                           0.39%         0.48%     0.39%
                                                       ------        ------    ------
Total                                                   0.39%         0.48%     0.64%
                                                       ------        ------    ------
Total Annual Fund Operating Expenses                    1.29%         1.63%     1.54%
Fee Waiver and/or Expense Reimbursement(b)             -0.15%        -0.15%    -0.15%
                                                       ------        ------    ------
Net Expenses                                            1.14%         1.48%     1.39%
                                                       ======        ======    ======

                                     EXAMPLE

                AFTER   AFTER    AFTER    AFTER
               1 YEAR  3 YEARS  5 YEARS  10 YEARS
               ------  -------  -------  --------
Institutional  $  116  $   362  $   645  $  1,499
Investor       $  151  $   468  $   825  $  1,878
Adviser        $  142  $   440  $   778  $  1,779

----------

(a) The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares--Early Redemptions and Market Timing." The Fund charges no other redemption fees.
(b) Reflects CSIM's contractual undertaking in the Fee Limitation Agreement to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees, extraordinary expenses, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees) until 3/31/07 unless extended, modified or terminated by mutual agreement of the Trust and CSIM. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years by the Fund to CSIM to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Fee Limitation Agreement) during the respective year.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION, U.S. LARGE CAPITALIZATION GROWTH, U.S. DISCOVERY, INTERNATIONAL EQUITY, INTERNATIONAL SMALL CAPITALIZATION, EUROPEAN, U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY, U.S. LONG/SHORT EQUITY, GLOBAL LONG/SHORT EQUITY, AND VALUE LONG/SHORT EQUITY FUNDS

                                                                                INSTITUTIONAL  INVESTOR
                                                                                -------------  --------
SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge (Load)                                                          None        None
Maximum Sales Charge (Load) Imposed on Purchases                                     None        None
Maximum Deferred Sales Charge (Load)                                                 None        None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          None        None
Redemption Fee (charged only to shares redeemed within 30 days of purchase)(a)       2.00%       2.00%
Exchange Fee                                                                         None        None

Please refer to footnotes on page 34.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES
The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                               OPERATING EXPENSES

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND      INSTITUTIONAL    INVESTOR
                                                     -------------    ---------
Management Fees                                          0.75%            0.75%
Distribution and Shareholder Service (12b-1) Fees        None             0.25%
Other Expenses                                           1.98%            2.05%
                                                      -------          -------
Total Annual Fund Operating Expenses                     2.73%            3.05%
Fee Waiver and/or Expense Reimbursement(b)              -1.74%           -1.81%
                                                      -------          -------
Net Expenses                                              .99%            1.24%
                                                      =======          =======

                                     EXAMPLE

                AFTER     AFTER     AFTER     AFTER
                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                ------   -------   -------   --------
Institutional   $  101   $   315   $   752   $  2,481
Investor        $  126   $   393   $   892   $  2,784

                               OPERATING EXPENSES

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
GROWTH FUND                                          INSTITUTIONAL    INVESTOR
                                                     -------------    ---------
Management Fees                                          0.75%            0.75%
Distribution and Shareholder Service (12b-1) Fees        None             0.25%
Other Expenses                                           4.05%            4.20%
                                                      -------          -------
Total Annual Fund Operating Expenses                     4.80%            5.20%
Fee Waiver and/or Expense Reimbursement(b)              -3.81%           -3.81%
                                                      -------          -------
Net Expenses                                             0.99%            1.39%
                                                      =======          =======

                                     EXAMPLE

                AFTER     AFTER     AFTER     AFTER
                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                ------   -------   -------   --------
Institutional   $  101   $   315   $   991   $  3,820
Investor        $  142   $   440   $ 1,196   $  4,171

                               OPERATING EXPENSES

LAUDUS ROSENBERG U.S. DISCOVERY FUND                 INSTITUTIONAL    INVESTOR
                                                     -------------    ---------
Management Fees                                          0.90%            0.90%
Distribution and Shareholder Service (12b-1) Fees        None             0.25%
Other Expenses                                           2.81%            5.03%
                                                      -------          -------
Total Annual Fund Operating Expenses                     3.71%            6.18%
Fee Waiver and/or Expense Reimbursement(b)              -2.57%           -4.79%
                                                      -------          -------
Net Expenses                                             1.14%            1.39%
                                                      =======          =======

                                     EXAMPLE

                AFTER     AFTER     AFTER     AFTER
                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                ------   -------   -------   --------
Institutional   $  116   $   362   $   927   $  3,185
Investor        $  142   $   440   $ 1,305   $  4,722

                               OPERATING EXPENSES

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND           INSTITUTIONAL    INVESTOR
                                                     -------------    ---------
Management Fees                                          0.85%            0.85%
Distribution and Shareholder Service (12b-1) Fees        None             0.25%
Other Expenses                                           4.45%            4.17%
                                                      -------          -------
Total Annual Fund Operating Expenses                     5.30%            5.27%
Fee Waiver and/or Expense Reimbursement(b)              -3.96%           -3.68%
                                                      -------          -------
Net Expenses                                             1.34%            1.59%
                                                      =======          =======

                                     EXAMPLE

                AFTER     AFTER     AFTER     AFTER
                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                ------   -------   -------   --------
Institutional   $  136   $   425   $ 1,188   $  4,215
Investor        $  162   $   502   $ 1,283   $  4,267

                               OPERATING EXPENSES

LAUDUS ROSENBERG INTERNATIONAL SMALL
CAPITALIZATION FUND                                  INSTITUTIONAL    INVESTOR
                                                     -------------    ---------
Management Fees                                          1.00%            1.00%
Distribution and Shareholder Service (12b-1) Fees        None             0.25%
Other Expenses                                           1.60%            1.68%
                                                      -------          -------
Total Annual Fund Operating Expenses                     2.60%            2.93%
Fee Waiver and/or Expense Reimbursement(b)              -1.11%           -1.16%
                                                      -------          -------
Net Expenses                                             1.49%            1.77%
                                                      =======          =======

                                     EXAMPLE

                AFTER     AFTER     AFTER     AFTER
                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                ------   -------   -------   --------
Institutional   $  152   $   471   $   941   $  2,564
Investor        $  180   $   557   $ 1,091   $  2,879

                               OPERATING EXPENSES

LAUDUS ROSENBERG EUROPEAN FUND                       INSTITUTIONAL    INVESTOR
                                                     -------------    ---------
Management Fees                                          0.75%            0.75%
Distribution and Shareholder Service (12b-1) Fees        None             0.25%
Other Expenses                                           4.70%            4.85%
                                                      -------          -------
Total Annual Fund Operating Expenses                     5.45%            5.85%
Fee Waiver and/or Expense Reimbursement(b)              -4.21%           -4.21%
                                                      -------          -------
Net Expenses                                             1.24%            1.64%
                                                      =======          =======

                                     EXAMPLE

                AFTER     AFTER     AFTER     AFTER
                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                ------   -------   -------   --------
Institutional   $  126   $   393   $ 1,165   $  4,274
Investor        $  167   $   517   $ 1,366   $  4,607

Please refer to footnotes on page 34.

                               OPERATING EXPENSES

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
LONG/SHORT EQUITY FUND                               INSTITUTIONAL    INVESTOR
                                                     -------------    ---------
Management Fees                                          1.00%            1.00%
Distribution and Shareholder Service (12b-1) Fees        None             0.25%
Other Expenses
  Dividend Expenses on Securities Sold Short             1.42%            1.53%
  Remainder of Other Expenses                            1.17%            1.13%
                                                       ------           ------
Total                                                    2.59%            2.66%
                                                       ------           ------
Total Annual Fund Operating Expenses                     3.59%            3.91%
Fee Waiver and/or Expense Reimbursement(b)              -0.93%           -0.85%
                                                       ------           ------
Net Expenses                                             2.66%            3.06%
                                                       ======           ======

                                     EXAMPLE

                AFTER     AFTER     AFTER     AFTER
                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                ------   -------   -------   --------
Institutional   $  269   $   826   $ 1,511   $  3,580
Investor        $  309   $   945   $ 1,697   $  3,890

                               OPERATING EXPENSES

LAUDUS ROSENBERG U.S. LONG/SHORT EQUITY FUND         INSTITUTIONAL    INVESTOR
                                                     -------------    ---------
Management Fees                                          1.25%            1.25%
Distribution and Shareholder Service (12b-1) Fees        None             0.25%
Other Expenses(c)                                        1.00%            1.15%
                                                       ------           ------
Total Annual Fund Operating Expenses                     2.25%            2.65%
Fee Waiver and/or Expense Reimbursement(b)              -0.76%           -0.76%
                                                       ------           ------
Net Expenses                                             1.49%            1.89%
                                                       ======           ======

                                     EXAMPLE

                AFTER     AFTER
                1 YEAR   3 YEARS
                ------   -------
Institutional   $  152   $   471
Investor        $  192   $   594

                               OPERATING EXPENSES

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND       INSTITUTIONAL    INVESTOR
                                                     -------------    ---------
Management Fees                                          1.50%            1.50%
Distribution and Shareholder Service (12b-1) Fees        None             0.25%
Other Expenses
  Dividend Expenses on Securities Sold Short             1.00%            1.12%
  Remainder of Other Expenses*                           2.04%            2.05%
                                                       ------           ------
Total                                                    3.04%            3.17%
                                                       ------           ------
Total Annual Fund Operating Expenses                     4.54%            4.92%
Fee Waiver and/or Expense Reimbursement(b)              -1.55%           -1.51%
                                                       ------           ------
Net Expenses                                             2.99%            3.41%
                                                       ======           ======

                                     EXAMPLE

                 AFTER    AFTER     AFTER     AFTER
                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                ------   -------   -------   --------
Institutional   $  302   $   924   $ 1,738   $  4,236
Investor        $  344   $ 1,048   $ 1,932   $  4,560

                               OPERATING EXPENSES

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND        INSTITUTIONAL    INVESTOR
                                                     -------------    ---------
Management Fees                                          1.50%            1.50%
Distribution and Shareholder Service (12b-1) Fees        None             0.25%
Other Expenses
  Dividend Expenses on Securities Sold Short             0.68%            0.67%
  Remainder of Other Expenses                            0.54%            0.55%
                                                       ------           ------
Total                                                    1.22%            1.22%
                                                       ------           ------
Total Annual Fund Operating Expenses                     2.72%            2.97%
Fee Waiver and/or Expense Reimbursement(b)              -0.31%           -0.29%
                                                       ------           ------
Net Expenses                                             2.41%            2.68%
                                                       ======           ======

                                     EXAMPLE

                AFTER     AFTER     AFTER     AFTER
                1 YEAR   3 YEARS  5 YEARS  10 YEARS
                ------   -------   -------   --------
Institutional   $  244   $   751   $ 1,320   $  2,951
Investor        $  271   $   832   $ 1,452   $  3,199

----------

(a) The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the relevant Fund. See "Redeeming Shares--Early Redemptions and Market Timing." The Funds charge no other redemption fees.
(b) Reflects CSIM's contractual undertaking in the Fee Limitation Agreement to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees, extraordinary expenses, dividends and interest on securities sold short, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees) until 3/31/07 unless extended, modified or terminated by mutual agreement of the Trust and CSIM. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years by a Fund to CSIM to the extent that the repayment will not cause such Fund's Net Expenses to exceed the current limit (as stated in the Fee Limitation Agreement) during the respective year.
(c) Because the Laudus Rosenberg U.S. Long/Short Equity Fund is a new fund (as defined in Form N-1A under the Investment Company Act of 1940, as amended (the "1940 Act")), "Other Expenses" are based on estimated amounts for the current fiscal year.
  * Restated to reflect the higher custodial fees associated with the Laudus Rosenberg Global Long/Short Equity Fund's foreign investments.

                                 PRINCIPAL RISKS

The value of your investment in a Fund changes with the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a particular Fund's investments as a whole. Any Fund could be subject to additional risks because the types of investments made by the Funds can change over time.

PRINCIPAL RISKS BY FUND

                                                                   FOREIGN    SMALL
                                                                 (INCLUDING   AND/OR             RISK
                                                                  EUROPEAN)  MID-SIZE             OF
                                                     INVESTMENT  INVESTMENT  COMPANY   CURRENCY  SHORT  PORTFOLIO
                                                        RISK        RISK       RISK      RISK    SALES  TURNOVER
                                                     ----------  ----------  --------  --------  -----  ---------
Laudus Rosenberg U.S. Large Capitalization Fund           X                                                X
Laudus Rosenberg U.S. Large Capitalization Growth
  Fund                                                    X                                                X
Laudus Rosenberg U.S. Discovery Fund                      X                      X                         X
Laudus Rosenberg U.S. Small Capitalization Fund           X                      X                         X
Laudus Rosenberg International Equity Fund                X           X                  X                 X
Laudus Rosenberg International Small Capitalization
  Fund                                                    X           X          X       X                 X
Laudus Rosenberg European Fund                            X           X          X       X                 X
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund                                  X                                        X       X
Laudus Rosenberg U.S. Long/Short Equity Fund              X                      X                 X       X
Laudus Rosenberg Global Long/Short Equity Fund            X           X          X       X         X       X
Laudus Rosenberg Value Long/Short Equity Fund             X                      X                 X       X

                                                                             RISK OF
                                                     MANAGEMENT   MARKET      OVER-     DERIVATIVES  STYLE
                                                       RISKS      RISKS     WEIGHTING      RISK      RISK
                                                     ----------   ------    ---------   -----------  -----
Laudus Rosenberg U.S. Large Capitalization Fund           X                    X
Laudus Rosenberg U.S. Large Capitalization Growth
  Fund                                                    X
Laudus Rosenberg U.S. Discovery Fund                      X
Laudus Rosenberg U.S. Small Capitalization Fund           X
Laudus Rosenberg International Equity Fund                X
Laudus Rosenberg International Small Capitalization
  Fund                                                    X
Laudus Rosenberg European Fund                            X                                X
Laudus Rosenberg U.S. Large/Mid Capitalization
 Long/Short Equity Fund                                   X          X         X                      X
Laudus Rosenberg U.S. Long/Short Equity Fund              X          X                                X
Laudus Rosenberg Global Long/Short Equity Fund            X          X         X                      X
Laudus Rosenberg Value Long/Short Equity Fund             X          X                                X

INVESTMENT RISKS. An investment in any of the Funds involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting a Fund's portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investment in shares of the Funds is, like an investment in common stocks, more volatile and risky than some other forms of investment. Also, each of the Laudus Rosenberg U.S. Long/Short Equity Fund, the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund (collectively, the "Long/Short Funds") is subject to the risk that its long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared with more conventional stock mutual funds. This risk is significant for all Funds.

FOREIGN (INCLUDING EUROPEAN) INVESTMENT RISK. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates and exchange control regulations (including limitations on currency movements and exchanges) and will generally be greater for investments in less developed countries. A foreign government may expropriate or nationalize invested assets, or impose withholding taxes on dividend or interest payments. A Fund may be unable to obtain and enforce judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. This risk is particularly significant for the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg International Small Capitalization Fund, the Laudus Rosenberg European Fund and the Laudus Rosenberg Global Long/Short Equity Fund.

SMALL AND/OR MID-SIZE COMPANY RISK. Companies with small or mid-sized market capitalizations may be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, such companies have fewer securities outstanding, and their securities may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume and are generally more sensitive to purchase and sale transactions. Accordingly, the prices of such securities tend to be more volatile than the prices of the securities of companies with larger market capitalizations, or the absolute values of changes in the prices of the securities of these companies tend to be greater than those of larger, more established companies. This risk is particularly significant for the Laudus Rosenberg U.S. Small Capitalization Fund, the Laudus Rosenberg U.S. Discovery Fund, the Laudus Rosenberg

International Small Capitalization Fund, the Laudus Rosenberg European Fund, the Laudus Rosenberg U.S. Long/Short Equity Fund, the Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund.

CURRENCY RISK. Investments in securities denominated in and/or receiving revenues in foreign currencies (including the euro) are subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a Fund would be adversely affected. This risk is particularly significant for the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg International Small Capitalization Fund, the Laudus Rosenberg European Fund and the Laudus Rosenberg Global Long/Short Equity Fund.

RISK OF SHORT SALES. When AXA Rosenberg believes that a security is overvalued, it may cause one or more of the Long/Short Funds to sell the security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security at a later date so it can return the security to the lender. The Fund will incur a loss if the price of the borrowed security increases between the time the Fund sells it short and the time the Fund must replace it. No Fund can guarantee that it will be able to replace a security at any particular time or at an acceptable price.

While the Fund is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement share immediately at the stock's then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security to close out the short position. The Fund's gain on a short sale, before transaction costs, is limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender (which cannot fall below zero). By contrast, its potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases, and that price may rise indefinitely.

Short sales also involve other costs. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, costs and expenses it is required to pay in connection with the short sale.

Until a Long/Short Fund replaces a borrowed security, it will maintain daily a segregated account with its Custodian containing cash, U.S. government securities, or other liquid securities. The amount deposited in the segregated account plus any amount held as collateral with a broker or other custodian will at least equal the current market value of the security sold short. Depending on the arrangements made with such broker or custodian, a Fund might not receive any payments (including interest) on collateral held with the broker or custodian. The assets used to cover the Fund's short sales will not be available to use for redemptions. No Long/Short Fund will make a short sale if, after giving effect to the sale, the market value of all securities sold short would exceed 100% of the value of such Fund's net assets.

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. This is the risk that AXA Rosenberg will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that they will produce the desired results. In some cases, certain investments may be unavailable or AXA Rosenberg may not choose certain investments under market conditions when, in retrospect, their use would have been beneficial to a particular Fund or Funds.

Each Long/Short Fund will lose money if AXA Rosenberg fails to purchase, sell or sell short different stocks such that the securities in the relevant Fund's long portfolio, in the aggregate, increase in value more than the securities underlying the Fund's short positions. Management risk is heightened for those Funds because AXA Rosenberg could make poor stock selections for both the long and the short portfolios. Also, AXA Rosenberg may fail to construct a portfolio for a Long/Short Fund that has limited exposure to general equity market risk or that has limited exposure to specific industries (in the case of the Laudus Rosenberg Value Long/Short Equity Fund), specific capitalization ranges and certain other risk factors.

PORTFOLIO TURNOVER. The consideration of portfolio turnover does not constrain AXA Rosenberg's investment decisions. Each of the Funds is actively managed and, in some cases, a Fund's portfolio turnover may exceed 100%. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or other transaction costs. Such costs will reduce the relevant Fund's return. A higher portfolio turnover rate may also result in the realization of substantial net short-term gains, which are taxable as ordinary income to shareholders when distributed. The risk is significant for all Funds.

MARKET RISK. Although each of the Long/Short Funds seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct for any given Long/Short Fund a portfolio of long and short positions that has limited exposure to general stock market movements, capitalization or other risk factors.

RISK OF OVERWEIGHTING. This is the risk that, by overweighting investments in certain sectors or industries of the stock market, the Laudus Rosenberg U.S. Large Capitalization Fund, the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund and/or the Laudus Rosenberg Global Long/Short Equity Fund will suffer a loss because of general advances or declines on the prices of stocks in those sectors or industries.

STYLE RISK. For the Long/Short Funds, this is the risk that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio. For the Laudus Rosenberg U.S. Long/Short Equity Fund, this is the risk that although it attempts to maintain approximately equal dollar amounts in value stocks in its long and short portfolios, the Fund's performance will exhibit a greater sensitivity to the value-growth cycle within the U.S. markets than is intended because AXA Rosenberg does not have perfect control over the extent of the Fund's value orientation.

DERIVATIVES RISK. The Laudus Rosenberg European Fund may use derivative instruments, which in this case are financial contracts whose value depends upon, or is derived from, the value of an underlying index. AXA Rosenberg will sometimes use derivatives as a part of a strategy designed to reduce other risks and sometimes for investment purposes, which will cause the Fund to incur leverage, thereby increasing opportunities for gain and the magnitude of the Fund's risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying securities or indices.

                  PERFORMANCE INFORMATION FOR THE SUBADVISER'S
                       OTHER LARGE CAPITALIZATION ACCOUNTS

AXA Rosenberg also serves as adviser to other large capitalization accounts (the "Other Large Capitalization Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Laudus Rosenberg U.S. Large Capitalization Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the Laudus Rosenberg U.S. Large Capitalization Fund may vary from the performance of the Other Large Capitalization Accounts. The performance information shown below is based on a composite of all of AXA Rosenberg's accounts and those of its predecessor with investment objectives, policies and strategies that are substantially similar to those of the Laudus Rosenberg U.S. Large Capitalization Fund and has been adjusted to give effect to the annualized net expenses of the Laudus Rosenberg U.S. Large Capitalization Fund (as set forth in the Annual Fund Operating Expenses table, above). None of the Other Large Capitalization Accounts have been registered under the 1940 Act and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If the Other Large Capitalization Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, the Other Large Capitalization Accounts were not subject to Subchapter M of the Internal Revenue Code. If the Other Large Capitalization Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of Institutional Shares. The Investor Class of the Laudus Rosenberg U.S. Large Capitalization Fund has a higher expense ratio than the Institutional Class, and therefore if the returns of the Other Large Capitalization Accounts were adjusted for the fees and expenses of the Investor Class, they would be lower than those shown in the bar chart.

The bar chart and table below show:

     - CHANGES IN THE OTHER LARGE CAPITALIZATION ACCOUNTS' PERFORMANCE FROM YEAR TO YEAR OVER THE LAST TEN CALENDAR YEARS; AND
     - HOW THE OTHER LARGE CAPITALIZATION ACCOUNTS' AVERAGE ANNUAL RETURNS OVER ONE YEAR, FIVE YEARS, AND TEN YEARS COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX.

YEARLY PERFORMANCE (%)--OTHER LARGE CAPITALIZATION ACCOUNTS (ADJUSTED FOR FEES AND NET EXPENSES OF INSTITUTIONAL SHARES*)

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR     ANNUAL RETURN (%)
1994                  1.36%
1995                 35.30%
1996                 22.75%
1997                 28.95%
1998                 30.23%
1999                 23.17%
2000                -11.26%
2001                 -5.12%
2002                -15.32%
2003                 24.50%

During all periods shown in the bar graph, the Other Large Capitalization Accounts' highest quarterly return was 26.65%, for the quarter ended 12/31/98, and their lowest quarterly return was - 15.00%, for the quarter ended 9/30/02.

PERFORMANCE TABLE

This table shows how the Other Large Capitalization Accounts' performance compares with the returns of a broad-based securities market index.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2003)*

                                                                      PAST ONE   PAST FIVE   PAST TEN
                                                                        YEAR       YEARS      YEARS
                                                                      --------   ---------   --------
Other Large Capitalization Accounts
  (adjusted for the fees and expenses of Institutional Shares)          24.50%      1.80%     11.95%
Other Large Capitalization Accounts
  (adjusted for the fees and expenses of Investor Shares)               24.02%      1.40%     11.51%
Russell 1000 Index**                                                    29.89%     -0.13%     11.00%

----------
 * All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.
** Reflects no deduction for fees, expenses or taxes. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. (The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.)

There have been two modifications to AXA Rosenberg's large capitalization accounts strategy in the past ten years. First, AXA Rosenberg's predecessor incorporated its Investor Sentiment Model into its large capitalization strategy in April 1993. The second enhancement to AXA Rosenberg's large capitalization strategy occurred in October 1998 when its predecessor combined the Earnings Change Model and the Investor Sentiment Model into the Earnings Forecast Model. See "The Subadviser's General Investment Philosophy--Stock Selection." Despite these enhancements to AXA Rosenberg's large capitalization strategy, the Laudus Rosenberg U.S. Large Capitalization Fund has investment objectives, policies and strategies that are substantially similar to those of the Other Large Capitalization Accounts.

                           PERFORMANCE INFORMATION FOR
            THE SUBADVISER'S OTHER SMALL/MID CAPITALIZATION ACCOUNTS

AXA Rosenberg also serves as adviser to other small/mid capitalization accounts (the "Other Small/Mid Capitalization Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Laudus Rosenberg U.S.Discovery Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE LAUDUS ROSENBERG U.S. DISCOVERY FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the Laudus Rosenberg U.S. Discovery Fund may vary from the performance of the Other Small/Mid Capitalization Accounts. The performance information shown below is based on a composite of all of AXA Rosenberg's accounts and those of its predecessor with investment objectives, policies and strategies that are substantially similar to those of the Laudus Rosenberg U.S. Discovery Fund and has been adjusted to give effect to the annualized net expenses of the Laudus Rosenberg U.S. Discovery Fund (as set forth in the Annual Fund Operating Expenses table, above). None of the Other Small/Mid Capitalization Accounts have been registered under the 1940 Act, and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If the Other Small/Mid Capitalization Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, the Other Small/Mid Capitalization Accounts were not subject to Subchapter M of the Internal Revenue Code. If the Other Small/Mid Capitalization Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of Institutional Shares. The Investor Class of the Laudus Rosenberg U.S. Discovery Fund has a higher expense ratio than the Institutional Class, and therefore if the returns of the Other Small/Mid Capitalization Accounts were adjusted for the fees and expenses of the Investor Class, they would be lower than those shown in the bar chart.

The bar chart and table below show:

     - CHANGES IN THE OTHER SMALL/MID CAPITALIZATION ACCOUNTS' PERFORMANCE FROM YEAR TO YEAR OVER THE LIFE OF THE OTHER SMALL/MID CAPITALIZATION ACCOUNT COMPOSITE; AND
     - HOW THE OTHER SMALL/MID CAPITALIZATION ACCOUNTS' AVERAGE ANNUAL RETURNS OVER ONE YEAR, FIVE YEARS, AND THE LIFE OF THE OTHER SMALL/MID CAPITALIZATION ACCOUNT COMPOSITE COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX.

YEARLY PERFORMANCE (%)--OTHER SMALL/MID CAPITALIZATION ACCOUNTS (ADJUSTED FOR FEES AND NET EXPENSES OF INSTITUTIONAL SHARES*)

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR     ANNUAL RETURN (%)
1997                 32.95%
1998                  1.03%
1999                 21.31%
2000                 15.59%
2001                  9.26%
2002                 -7.17%
2003                 38.83%

During all periods shown in the bar graph, the Other Small/Mid Capitalization Accounts' highest quarterly return was 19.14%, for the quarter ended 12/31/99, and their lowest quarterly return was - 18.93%, for the quarter ended 9/30/98.

PERFORMANCE TABLE

This table shows how the Other Small/Mid Capitalization Accounts' performance compares with the returns of a broad-based securities market index.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2003)*

                                                                          PAST ONE      PAST FIVE    SINCE INCEPTION
                                                                            YEAR          YEARS          (2/1/96)
                                                                         ----------    ----------    ---------------
Other Small/Mid Capitalization Accounts
  (adjusted for the fees and expenses of Institutional Shares)              38.83%        14.57%           16.10%
Other Small/Mid Capitalization Accounts
  (adjusted for the fees and expenses of Investor Shares)                   38.29%       14.13%            15.65%
Russell 2500 Index**                                                        45.51%         9.40%           11.17%

----------
 * All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.
** Reflects no deduction for fees, expenses or taxes. The Russell 2500 Index consists of the smallest 2500 securities in the Russell 3000 Index. (The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.) The Russell 2500 Index represents approximately 17% of the Russell 3000 Index total market capitalization.

There has been one modification to AXA Rosenberg's small/mid capitalization accounts strategy since its inception in 1996. In October 1998, its predecessor combined the Earnings Change Model and the Investor Sentiment Model into the Earnings Forecast Model. See "The Subadviser's General Investment Philosophy--Stock Selection." Despite this enhancement to AXA Rosenberg's small/mid capitalization strategy, the Laudus Rosenberg U.S. Discovery Fund has investment objectives, policies and strategies that are substantially similar to those of the Other Small/Mid Capitalization Accounts.

                  PERFORMANCE INFORMATION FOR THE SUBADVISER'S
                             OTHER EUROPEAN ACCOUNTS

AXA Rosenberg also serves as adviser to other European accounts (the "Other European Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Laudus Rosenberg European Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE LAUDUS ROSENBERG EUROPEAN FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the Laudus Rosenberg European Fund may vary from the performance of the Other European Accounts. The performance information shown below is based on a composite of all of AXA Rosenberg's accounts and those of its predecessor with investment objectives, policies and strategies that are substantially similar to those of the Laudus Rosenberg European Fund and has been adjusted to give effect to the annualized net expenses of the Laudus Rosenberg European Fund (as set forth in the Annual Fund Operating Expenses table, above). None of the Other European Accounts have been registered under the 1940 Act and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If the Other European Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, all but one of the Other European Accounts were not subject to Subchapter M of the Internal Revenue Code. If such Other European Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of Institutional Shares. The Investor Class of the Laudus Rosenberg European Fund has a higher expense ratio than the Institutional Class, and therefore if the returns of the Other European Accounts were adjusted for the fees and expenses of the Investor Class, they would be lower than those shown in the bar chart.

The bar chart and table below show:

     - CHANGES IN THE OTHER EUROPEAN ACCOUNTS' PERFORMANCE FROM YEAR TO YEAR OVER THE LAST TEN CALENDAR YEARS; AND
     - HOW THE OTHER EUROPEAN ACCOUNTS' AVERAGE ANNUAL RETURNS OVER ONE YEAR, FIVE YEARS, AND TEN YEARS COMPARE TO THOSE OF AN INDEX WITH A SIMILAR INVESTMENT ORIENTATION AND A BROAD-BASED SECURITIES MARKET INDEX.

   YEARLY PERFORMANCE (%)--OTHER EUROPEAN ACCOUNTS (ADJUSTED FOR FEES AND NET
                       EXPENSES OF INSTITUTIONAL SHARES*)

[CHART]

                               YEARLY PERFORMANCE

CALENDAR YEAR       ANNUAL RETURN (%)
1994                      5.21%
1995                     20.90%
1996                     22.81%
1997                     28.33%
1998                     22.89%
1999                     21.13%
2000                     -4.82%
2001                    -17.27%
2002                    -16.28%
2003                     41.19%

During all periods shown in the bar graph, the Other European Accounts' highest quarterly return was 23.79%, for the quarter ended 6/30/03, and their lowest quarterly return was - 25.05%, for the quarter ended 9/30/02.

PERFORMANCE TABLE

This table shows how the Other European Accounts' performance compares with the returns of a broad-based securities market index and the returns of an index with a similar investment orientation.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2003)*

                                                                          PAST ONE      PAST FIVE     PAST TEN
                                                                           YEAR           YEARS        YEARS
                                                                         ----------    ----------    ----------
Other European Accounts
  (adjusted for the fees and expenses of Institutional Shares)             41.19%          2.43%        10.76%
Other European Accounts
  (adjusted for the fees and expenses of Investor Shares)                  40.68%          2.03%        10.32%
MSCI Europe Index**                                                        39.14%         -0.44%         9.09%
Blended Benchmark+                                                         39.19%         -0.42%         9.02%

----------
 * All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.
** Reflects no deduction for fees, expenses or taxes. The MSCI Europe Index is an equity index prepared by Morgan Stanley Capital International and is currently comprised of 15 developed European markets, including the United Kingdom, based on large and medium capitalization securities which are sorted by industry group and selected, at full market capitalization weight, on the basis of investability (as determined by size, long and short term volume and free float).

 + Reflects no deduction for fees, expenses or taxes. The benchmark is a value-weighted composite of the indices selected by the AXA Rosenberg for comparison purposes. The country weights of the portfolios are plus or minus 4% of the country weights of the Other Accounts' designated benchmarks. Benchmark index weightings as of 12/01/03 were: 18.84% Financial Times Europe Customized, 1.77% Financial Times Europe, 77.50% MSCI-Europe, 1.57% DJ Stoxx 600, and 0.32% MCSI-Europe ex-Norway.

There have been two modifications to AXA Rosenberg's European accounts strategy in the past ten years. First, AXA Rosenberg's predecessor incorporated its Investor Sentiment Model into its European strategy in April 1993. The second enhancement to AXA Rosenberg's European strategy occurred in October 1998 when its predecessor combined the Earnings Change Model and the Investor Sentiment Model into the Earnings Forecast Model. See "The Subadviser's General Investment Philosophy--Stock Selection." Despite these enhancements to AXA Rosenberg's European strategy, the Laudus Rosenberg European Fund has investment objectives, policies and strategies that are substantially similar to those of the Other European Accounts.

                 THE SUBADVISER'S GENERAL INVESTMENT PHILOSOPHY

AXA Rosenberg uses a bottom-up, fundamental stock selection process driven by proprietary technology for all the Trust's portfolios, through which it seeks to outperform a benchmark while diversifying investment risk across a portfolio's holdings. In seeking to outperform each Fund's designated benchmark, AXA Rosenberg also attempts to control risk in each Fund's portfolio relative to the securities constituting that benchmark. Since each Fund is substantially invested in equities at all times, AXA Rosenberg does not seek to earn an extraordinary return by timing the market. AXA Rosenberg seeks to avoid constructing a portfolio that differs significantly from the benchmark with respect to characteristics such as market capitalization, historic relative volatility and industry weightings. Each Fund seeks to have exposure to these factors similar to that of the designated benchmark.

AXA Rosenberg's goal for each Laudus Rosenberg Fund is to identify companies that it believes have the best future earnings potential, combined with the right risk characteristics. AXA Rosenberg's investment decisions are guided by proprietary technology known as "expert systems." These systems are engineered to think like top analysts, with the unique capacity to evaluate simultaneously the fundamentals of 17,500 stocks worldwide. Two stock selection models, a Valuation Model and an Earnings Forecast Model are the keys to their process.

AXA Rosenberg's investment strategy seeks to identify mispriced stocks across industries, and in some cases countries, through rigorous analysis of a company's fundamental data. It employs a systematic, disciplined framework for stock selection that uses a relative-value approach and a focus on risk management. AXA Rosenberg compares companies operating in similar businesses to identify those that they believe are undervalued in relation to their peers. For each of the stocks it evaluates, it creates a valuation view and an earnings forecast view, and puts the two views together to gain an overall perspective of the potential attractiveness of each stock. Then AXA Rosenberg compares the risks of each of the stocks that it believes are the most attractive in an attempt to build a portfolio that strikes an optimal balance between risk and reward.

INVESTMENT PHILOSOPHY

AXA Rosenberg believes that a company's fundamentals drive its earnings, and that its earnings--both short and long term--ultimately drive performance. Its investment strategy is based on the belief that stock prices imperfectly reflect the present value of the expected future earnings of companies, their "fundamental values." AXA Rosenberg believes that market prices will converge towards fundamental values over time, and that therefore, if it can accurately determine fundamental value and can apply a disciplined investment process to select those stocks that are currently undervalued (in the case of purchases) or overvalued (in the case of short sales), it will outperform a Fund's benchmark over time.

The premise of AXA Rosenberg's investment philosophy is that there is a link between the price of a stock and the underlying financial and operational characteristics of the company. In other words, the price reflects the market's assessment of how well the company is positioned to generate future earnings and/or future cash flow. AXA Rosenberg identifies and purchases those stocks that are undervalued (i.e., they are currently cheaper than similar stocks with the same characteristics) and sells (or engages in short sales in the case of the Long/Short Funds) those stocks that are overvalued (i.e., they are currently more expensive than similar stocks with the same characteristics). It believes that the market will recognize the "better value" and that the mispricings will be corrected as the stocks in the Fund's portfolios are purchased or sold by other investors.

In determining whether or not a stock is attractive, AXA Rosenberg estimates the company's current fundamental value, changes in the company's future earnings and investor sentiment toward the stock. It identifies and causes a Fund to purchase undervalued stocks and to hold them in the Fund's portfolio until the market recognizes and corrects for the mispricings. Conversely, AXA Rosenberg identifies and causes a Fund to sell (or sell short, in the case of the Long/Short Funds) overvalued stocks.

DECISION PROCESS

AXA Rosenberg uses proprietary systems to focus on generating unique insights into earnings--across industries and countries. Its decision process is a continuum. Its research function develops models that analyze the more than 17,500 securities in the global universe. These models include analyses of both fundamental data and historical price performance. The portfolio management function optimizes each portfolio's composition, executes trades, and monitors performance and trading costs.

The essence of AXA Rosenberg's approach is attention to important aspects of the investment process. Factors crucial to successful stock selection include: (1) accurate and timely data on a large universe of companies; (2) subtle quantitative descriptors of value and predictors of changes in value; and (3) insightful definitions of similar businesses. AXA Rosenberg regularly assimilates, checks and structures the input data on which its models rely. It believes that with correct data, the recommendations made by the system will be sound.

STOCK SELECTION

Fundamental valuation of stocks is key to AXA Rosenberg's investment process, and the heart of the valuation process lies in its proprietary Valuation Model. Analysis of companies in the United States and Canada is conducted in a single unified model. The Valuation Model discriminates where the two markets are substantially different, while simultaneously comparing companies in the two markets according to their degrees of similarity. European companies and Asian companies (other than Japanese companies) are analyzed in a nearly global model, which includes the United States and Canada as a further basis for comparative valuation, but which excludes Japan. Japanese companies are analyzed in an independent national model. The Valuation Model incorporates the various accounting standards that apply in different markets and makes adjustments to ensure meaningful comparisons.

An important feature of the Valuation Model is the classification of companies into one or more of 170 groups of "similar" businesses. Each company is broken down into its individual business segments. Each segment is compared with similar segments of other companies doing business in the same geographical market and, in most cases, in different markets. AXA Rosenberg appraises the company's assets, operating earnings and sales within each business segment, using the market's valuation of the relevant category of business as a guide where possible. It then puts the segment appraisals together to create balance sheet, income statement, and sales valuation models for each total company, while adjusting the segment appraisals to reflect variables which apply only to the total company, such as taxes, capital structure, and pension funding.

AXA Rosenberg's proprietary Earnings Forecast Model attempts to predict the earnings change for companies over a one-year period. This Model examines, among other things, measures of company profitability, measures of operational efficiency, analysts' earnings estimates and measures of investor sentiment, including broker recommendations, earnings surprise and prior market performance. In different markets around the world, AXA Rosenberg has different levels of investor sentiment data available and observes differing levels of market response to the model's various predictors.

AXA Rosenberg combines the results of the Earnings Forecast Model with the results of the Valuation Model to determine the attractiveness of a stock for purchase or sale.

OPTIMIZATION

AXA Rosenberg's portfolio optimization system attempts to construct a Fund portfolio that will outperform the relevant benchmark. The optimizer simultaneously considers both the recommendations of AXA Rosenberg's stock selection models and the risks in determining portfolio transactions. The portfolio optimization system for the Long/Short Funds also attempts to moderate the value orientations of those Funds. No transaction will be executed unless the opportunity offered by a purchase or sale candidate sufficiently exceeds the potential of an existing holding to justify the transaction costs.

TRADING

AXA Rosenberg's trading system aggregates the recommended transactions for a Fund and determines the feasibility of each recommendation in light of the stock's liquidity, the expected transaction costs, and general market conditions. It relays target price information to a trader for each stock considered for purchase or sale. Trades are executed through any one of four trading strategies: traditional brokerage, networks, accommodation, and package or "basket" trades.

In the United States, the network arrangements AXA Rosenberg has developed with Instinet Matching System (IMS) and Portfolio System for Institutional Trading (POSIT) facilitate large volume trading with little or no price disturbance and low commission rates.

AXA Rosenberg uses accommodative trading, which allows institutional buyers and sellers of stock to present it with their "interest" lists electronically each morning. Any matches between the inventory that the brokers have presented and AXA Rosenberg's own recommended trades are signaled to its traders. Because the broker is doing agency business and has a client on the other side of the trade, it expects the other side to be accommodative in setting the price. AXA Rosenberg's objective in using this system is to execute most trades on its side of the bid/ask spread so as to minimize market impact.

Package trades further allow AXA Rosenberg to trade large lists of orders simultaneously using state of the art tools such as the Instinet Real-Time System, Instinet Order Matching System and Lattice Trading System. Those tools provide order entry, negotiation and execution capabilities, either directly to other institutions or electronically to the floor of the exchange. The advantages of using such systems include speed of execution, low commissions, anonymity and very low market impact.

AXA Rosenberg continuously monitors trading costs to determine the impact of commissions and price disturbances on a Fund's portfolio.

                             MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees oversees the general conduct of the Trust and the Funds.

Prior to January 30, 2004, AXA Rosenberg acted as investment adviser to the Funds. On January 30, 2004, the shareholders of each Fund approved certain changes to the advisory arrangements for the Funds that were previously approved by the Trust's Board of Trustees on November 3, 2003. A new Management Contract between CSIM and the Trust was approved on behalf of each Fund. In addition, a Subadviser Agreement among CSIM, AXA Rosenberg and the Trust on behalf of each Fund was approved. When these changes were implemented on January 30, 2004, CSIM replaced AXA Rosenberg as the Funds' investment adviser and AXA Rosenberg assumed the role of subadviser to the Funds.

In its new capacity as subadviser, AXA Rosenberg continues to provide day-to-day portfolio management services to the Funds, while, as adviser, CSIM supervises AXA Rosenberg and assumes other functions previously fulfilled by AXA Rosenberg, including managing the Funds' other affairs and business, subject to the supervision of the Board of Trustees.

The Funds pay CSIM an advisory fee for these services on a monthly basis. CSIM -- and not the Funds -- pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.

The table below compares the advisory fee payable to CSIM by each Fund to the fee previously paid by the Fund to AXA Rosenberg when it acted as investment adviser.

                                                                         NEW                PREVIOUS
                                                                      AGREEMENT            AGREEMENT
FUND                                                                    RATE*                 RATE
----                                                           -------------------------   ----------
Laudus Rosenberg U.S. Large Capitalization Fund                1st $1 billion--0.75%          0.75%
                                                               Over $1 billion--0.70%
                                                               Over $2 billion--0.675%
Laudus Rosenberg U.S. Large Capitalization Growth Fund         1st $1 billion--0.75%          0.50%
                                                               Over $1 billion--0.70%
                                                               Over $2 billion--0.675%
Laudus Rosenberg U.S. Discovery Fund                           1st $1 billion--0.90%          0.90%
                                                               Over $1 billion--0.85%
Laudus Rosenberg U.S. Small Capitalization Fund                0.90%                          0.90%
Laudus Rosenberg International Equity Fund                     1st $1 billion--0.85%          0.85%
                                                               Over $1 billion--0.80%
                                                               Over $2 billion--0.775%
Laudus Rosenberg International Small Capitalization Fund       1st $500 million--1.00%        1.00%
                                                               Over $500 million--0.95%
Laudus Rosenberg European Fund                                 1st $500 million--0.75%        0.75%
                                                               Over $500 million--0.70%
                                                               Over $2 billion--0.675%
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund                                       1st $500 million--1.00%        1.00%
                                                               Over $500 million--0.95%
Laudus Rosenberg U.S. Long/Short Equity Fund                   1st $500 million--1.25%        1.25%
                                                               Over $500 million--1.20%
Laudus Rosenberg Global Long/Short Equity Fund                 1st $500 million--1.50%        1.50%
                                                               Over $500 million--1.45%
Laudus Rosenberg Value Long/Short Equity Fund                  1st $500 million--1.50%        1.50%
                                                               Over $500 million--1.45%

----------

*    The advisory fee payable to CSIM varies based on fund assets.

As of January 30, 2004, the Fund had not yet paid any fees to CSIM. The following table shows the advisory fees paid by the Funds to AXA Rosenberg for the fiscal year ended March 31, 2003 and what percentage of the average daily net assets of each such Fund those fees represent.

                                                                                         PERCENTAGE OF AVERAGE
FUND                                                                       FEES PAID       DAILY NET ASSETS
----                                                                     ------------    ---------------------
Laudus Rosenberg U.S. Large Capitalization Growth Fund                   $          0               0%
Laudus Rosenberg U.S. Discovery Fund                                     $          0               0%
Laudus Rosenberg U.S. Small Capitalization Fund                          $  5,037,420            0.82%
Laudus Rosenberg International Equity Fund                               $          0               0%
Laudus Rosenberg International Small Capitalization Fund                 $          0               0%
Laudus Rosenberg European Fund                                           $          0               0%
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund    $     42,906            0.22%
Laudus Rosenberg Global Long/Short Equity Fund                           $     20,368            0.12%
Laudus Rosenberg Value Long/Short Equity Fund                            $  1,704,863            1.27%

The Laudus Rosenberg U.S.Large Capitalization Fund has not yet been operational for a full fiscal year. Management fees for that Fund represent 0.75% of its average daily net assets, before waivers and reimbursements. The Laudus Rosenberg U.S. Long/Short Equity Fund was not operational as of March 31, 2003. Management fees for the Fund represent 1.25% of its average daily net assets, before waivers and reimbursements.

As described in the "Annual Fund Operating Expenses" table in the section entitled "Fees and Expenses," CSIM has entered into a Fee Limitation Agreement to reduce its management fees and bear certain expenses until March 31, 2007, to limit the total annual operating expenses of each Fund. Under that agreement, any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by each Fund to CSIM during the next two fiscal years to the extent that repayment will not cause the Fund's expenses to exceed the current limit (as stated in the Fee Limitation Agreement) during the respective year.

INVESTMENT ADVISER AND SUBADVISER

The investment adviser for the Funds is CSIM, 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, CSIM today serves as investment adviser for all of the SchwabFunds. As of December 31, 2003, CSIM managed 49 mutual funds and approximately $140 billion in assets.

AXA Rosenberg is the Funds' subadviser. AXA Rosenberg's address is Four Orinda Way, Building E, Orinda, CA 94563. AXA Rosenberg provides investment advisory services to a number of institutional investors as well as the Barr Rosenberg Variable Insurance Trust.

PORTFOLIO MANAGEMENT

A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for the day-to-day operations of the portfolio of each of the Funds.

EXECUTIVE OFFICERS

The biography of each of the executive officers of AXA Rosenberg is set forth below.

KENNETH REID. Dr. Reid is the Global Chief Investment Officer of AXA Rosenberg. His work is focused on the design and estimation of AXA Rosenberg's valuation models and he has primary responsibility for analyzing the empirical evidence that validates and supports the day-to-day recommendations of AXA Rosenberg's securities valuation models. Patterns of short-term price behavior discussed by Dr. Reid as part of his Ph.D. dissertation have been refined and incorporated into AXA Rosenberg's proprietary valuation and trading systems.

Dr. Reid earned both a B.A. degree (1973) and an M.D.S. (1975) from Georgia State University, Atlanta. In 1982, he earned a Ph.D. from the University of California, Berkeley, where he was awarded the American Bankers Association Fellowship. From 1981 until June 1986, Dr. Reid worked as a consultant at BARRA in Berkeley, California. His responsibilities included estimating multiple-factor risk models, designing and evaluating active management strategies, and serving as an internal consultant on econometric matters in finance. From 1986 to 1998, Dr. Reid was a general partner of Rosenberg Institutional Equity Management, the predecessor company to AXA Rosenberg.

WILLIAM RICKS. Dr. Ricks is the Chief Executive Officer and Chief Investment Officer of AXA Rosenberg. His primary responsibilities are the various aspects of the investment process: trading, operations, portfolio engineering, and portfolio construction. He is responsible for the implementation of the investment strategies that are designed by the Research Center.

Dr. Ricks earned a B.S. from the University of New Orleans, Louisiana and a Ph.D. from the University of California, Berkeley in 1980. He worked as a senior accountant for Ernst & Ernst in New Orleans from 1974 to 1976. He was a financial and managerial accounting instructor at the University of California, Berkeley from 1978 to 1979, after which he was an associate professor of finance and accounting at Duke University in Durham, North Carolina until 1989. From 1989 to 1998, he was a research associate, a portfolio engineer and the Director of Accounting Research at Rosenberg Institutional Equity Management, the predecessor company to AXA Rosenberg.

THOMAS MEAD. Mr. Mead is the Global Research Director of the Barr Rosenberg Research Center LLC. He has oversight responsibilities for AXA Rosenberg's security valuation and portfolio optimization systems used to manage the Funds and for the implementation of the decisions developed therein. In addition to his oversight role within the Research Center, his focus is primarily on modeling.

Mr. Mead earned an A.B. from Indiana University, Bloomington in 1973 and an M.A. in Economics from Brown University in 1975. He worked as an economist and a fixed income manager for Allendale Insurance in Providence, Rhode Island from 1977 to 1982, after which he was Managing Director of Cambridge Associates in Boston, Massachusetts until 1989. From 1989 to 1998, he was a research associate at Rosenberg Institutional Equity Management, the predecessor company to AXA Rosenberg, where his responsibilities included portfolio engineering and client service.

INDEPENDENT TRUSTEES

Nils H. Hakansson, Mariann Byerwalter and William A. Hasler are the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust.

Professor Hakansson is the Sylvan C. Coleman Professor of Finance and Accounting at the Haas School of Business, University of California, Berkeley. He is a former member of the faculty at UCLA as well as at Yale University. At Berkeley, he served as Director of the Berkeley Program in Finance (1988-1991) and as Director of the Professional Accounting Program (1985-1988). Professor Hakansson is a Certified Public Accountant and spent three years with Arthur Young & Company prior to receiving his Ph.D. from UCLA in 1966. He has twice been a Visiting Scholar at Bell Laboratories in New Jersey and was, in 1975, the Hoover Fellow at the University of New South Wales in Sydney and, in 1982, the Chevron Fellow at Simon Fraser University in British Columbia. In 1984, Professor Hakansson was a Special Visiting Professor at the Stockholm School of Economics, where he was also awarded an honorary doctorate in economics. He is a past president of the Western Finance Association (1983-1984). Professor Hakansson has published a number of articles in academic journals and in professional volumes. Many of his papers address various aspects of asset allocation procedures as well as topics in securities innovation, information economics and financial reporting. He has served on the editorial boards of several professional journals and been a consultant to the RAND Corporation and a number of investment organizations. Professor Hakansson is a member of the board of two foundations and a past board member of SuperShare Services Corporation and of Theatrix Interactive, Inc. He is also a Fellow of the Accounting Researchers International Association and a member of the Financial Economists Roundtable.

MARIANN BYERWALTER. Ms. Byerwalter is the Chairman of JDN Corporate Advisory LLC, and serves on the Board of Trustees of Stanford University, and as a Director of America First Companies, Omaha, NE; Redwood Trust, Inc.; SRI International; PMI Group, Inc.; Lucile Packard Children's Hospital; and the SchwabFunds family of mutual funds. Until 2002, she served as a Director of LookSmart, Ltd., an Internet Infrastructure company. From 1996 until 2001 she served as Vice President for Business Affairs and Chief Financial Officer of Stanford University, and in 2001 as Special Adviser to the President of Stanford University. Prior to her service at Stanford she was a partner and co-founder of America First Financial Corporation, an affiliate of America First Companies of Omaha, Nebraska, which acquired EurekaBank, a $2.4 billion institution in the San Francisco Bay Area. Ms. Byerwalter performed all corporate development functions for EurekaBank, including acquisitions and divestitures, and served as the Chief Operating Officer, Chief Financial Officer and a Director of America First Eureka Holdings, the holding company for EurekaBank, a publicly traded institution. Before this Ms. Byerwalter was Vice President for Strategic Planning and Corporate Development at BankAmerica Corporation, managing acquisitions and divestitures for BankAmerica.

Ms. Byerwalter earned a Bachelor's Degree in Economics and Political Science/Public Policy from Stanford University and a Masters Degree in Business Administration from Harvard Business School. She received the 1998 Financial Woman of the Year Award from the Financial Women's Association of San Francisco, and she was named to the San Francisco Business Times' "Most Influential Women in the Bay Area" for 2001 and 2002.

WILLIAM HASLER. Mr. Hasler is the Vice Chairman of Aphton Corporation, a bio-pharmaceuticals company. He serves on the Board of Directors of Solectron Corporation, as the Non-Executive Chairman, Airlease Ltd., Mission West Properties and Stratex Corporation. He also serves as a Public Governor and member of the Executive Committee of the Pacific Stock & Options Exchange in San Francisco, and as a Trustee of the SchwabFunds family of mutual funds. From 1991 to 1998, Mr. Hasler was Dean of the Haas School of Business at the University of California, Berkeley. From 1984 to 1991 he served as Vice Chairman and Director of KPMG Peat Marwick, LLP, with responsibility first for operations in the Western United States, including the audit, tax and management consulting practices, and then for worldwide management of the consulting practice. He joined KPMG in 1967, serving in various management capacities including Partner-in-Charge with responsibility for the management consulting practices of, successively, Western Financial Services, Los Angeles Consulting, Southern California Area Consulting, and New York Area Consulting.

Mr. Hasler is a certified public accountant. He earned a Bachelor of Arts Degree in Economics and Chemistry from Pomona College, and a Masters Degree in Business Administration from Harvard University.

INTERESTED TRUSTEE

Jeffrey M. Lyons is the Trustee of the Trust who is an "interested person" (as defined in the 1940 Act) of the Trust.

JEFFREY LYONS. Mr. Lyons is Executive Vice President in charge of Schwab's Asset Management Products and Services Enterprise. Mr. Lyons heads up Schwab's $390 billion asset management business at Charles Schwab & Co., Inc., including Charles Schwab Investment Management, Inc., Schwab's money management division; the Mutual Fund OneSource(R) and Mutual Fund MarketPlace(R) programs; the Managed Accounts division; Insurance and Annuity Services; and Mutual Fund Clearing Services. He has served as a Trustee of the SchwabFunds family of mutual funds since 2001, and in 2003 he was elected to the Board of Governors of the Investment Company Institute.

Before assuming his current responsibilities, Mr. Lyons served as Executive Vice President of Mutual Funds, and was responsible for Schwab's third party fund business, including Mutual Fund Marketing, Mutual Fund Operations, Fund Relations, and Mutual Fund Clearing Services, as well as Insurance and Annuity Services. Mr. Lyons joined Schwab in 1984. In addition to his leadership in Schwab's Mutual Funds Enterprise, he has held several positions in the company's Retail Marketing Enterprise. From 1987 to 1994, he was responsible for new account acquisition and brand management for retail brokerage products and services. He also served as Senior Vice President for the Affluent Customer Enterprise, where he was responsible for formulating strategy and building services to attract and retain high net worth clients. Mr. Lyons received his BS degree in Political Science from University of Wisconsin, Madison in 1977 and his MBA from University of California, Berkeley in Finance/Marketing. Jeff resides in the Bay Area with his wife and two children.

DISTRIBUTOR

Institutional Shares, Adviser Shares and Investor Shares of each Fund are sold on a continuous basis by the Trust's distributor, Laudus Distributor, Inc., formerly Barr Rosenberg Funds Distributor, Inc., (the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc. The Distributor's principal offices are located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

Solely for the purpose of compensating the Distributor for services and expenses primarily intended to result in the sale of Investor Shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares of the Trust, such class is subject to an annual distribution and shareholder service fee (a "Distribution and Shareholder Service Fee") of up to 0.25% of each Fund's average daily net assets attributable thereto in accordance with a distribution and shareholder service plan (a "Distribution and Shareholder Service Plan") adopted by the Trustees pursuant to Rule 12b-1 under the 1940 Act. Although the Distributor sells Institutional and Adviser Shares of the Funds, as noted below, the Funds pay no fees to the Distributor in connection with such shares.

Expenses and services for which the Distributor may be reimbursed include, without limitation, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Investor Shares, printing of prospectuses and reports for other than existing Investor Class shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Trust to such persons. The Distribution and Shareholder Service Plan is of the type known as a "compensation" plan. This means that, although the Trustees of the Trust expect to take into account the expenses of the Distributor in their periodic review of the Distribution and Shareholder Service Plan, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Under a service plan (the "Service Plan") adopted by the Trustees, the Distributor may also provide (or arrange for another intermediary or agent to provide) personal and/or account maintenance services to holders of Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund (the Distributor or such other entity is referred to herein as a "Servicing Agent" in such capacity). A Servicing Agent will be paid some or all of the Service Fees charged with respect to Adviser Shares pursuant to the Service Plan for such shares.

                                MULTIPLE CLASSES

As indicated previously, the Funds other than the Laudus Rosenberg U.S. Small Capitalization Fund offer two classes of shares in this prospectus to investors, with eligibility for purchase depending on the amount invested in a particular Fund. The two classes of shares are Institutional Shares and Investor Shares. The Laudus Rosenberg U.S. Small Capitalization Fund (currently closed to new investors) offers three classes of shares to investors: Institutional Shares, Investor Shares and Adviser Shares. The following table sets forth basic investment and fee information for each class.

                                                                     ANNUAL
                                                                  DISTRIBUTION
                                                                      AND
                    MINIMUM FUND     SUBSEQUENT       ANNUAL      SHAREHOLDER
NAME OF CLASS       INVESTMENT*      INVESTMENT*    SERVICE FEE   SERVICE FEE
-------------     ---------------   ------------   ------------   ------------
Institutional     $     1 million   $     10,000       None           None
Adviser           $       100,000   $      1,000       0.25%          None
Investor          $         2,500   $        500       None           0.25%

----------
* Certain exceptions apply. See "--Institutional Shares" and "--Investor Shares" below.

The offering price of Fund shares is based on the net asset value per share next determined after an order is received. See "Purchasing Shares," "How the Trust Prices Shares of the Funds--Determination of Net Asset Value" and "Redeeming Shares."

INSTITUTIONAL SHARES

Institutional Shares may be purchased by institutions such as endowments and foundations, plan sponsors of 401(a), 401(k), 457 and 403(b) plans and individuals. In order to be eligible to purchase Institutional Shares, an institution, plan or individual must make an initial investment of at least $1 million in the particular Fund. In its sole discretion, CSIM may waive this minimum investment requirement. It intends to do so for its employees, for the spouse, parents, children, siblings, grandparents or grandchildren of such employees, for employees of the Administrator and for Trustees of the Trust who are not interested persons of the Trust, CSIM or AXA Rosenberg and their spouses. Institutional Shares are sold without any initial or deferred sales charges and are not subject to any ongoing Distribution and Shareholder Service Fee.

ADVISER SHARES

Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund may be purchased solely through accounts established under a fee-based program which is sponsored and maintained by a registered broker-dealer or other financial adviser approved by the Trust's Distributor and under which each investor pays a fee to the broker-dealer or other financial adviser, or its affiliate or agent, for investment management or administrative services. In order to be eligible to purchase Adviser Shares, a broker-dealer or other financial adviser must make an initial investment of at least $100,000 of its client's assets in the Laudus Rosenberg U.S. Small Capitalization Fund. In its sole discretion, CSIM may waive this minimum asset investment requirement. Adviser Shares are sold without any initial or deferred sales charges and are not subject to ongoing distribution fees, but are subject to a Service Fee at an annual rate equal to 0.25% of the Laudus Rosenberg U.S. Small Capitalization Fund's average daily net assets attributable to Adviser Shares. In addition, the Trustees have authorized the Laudus Rosenberg U.S. Small Capitalization Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for sub-transfer services in connection with such shares.

INVESTOR SHARES

Investor Shares may be purchased by institutions, certain individual retirement accounts and individuals. In order to be eligible to purchase Investor Shares, an investor must make an initial investment of at least $2,500 in the particular Fund. In its sole discretion, CSIM may waive this minimum investment requirement. The Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for subtransfer and subaccounting services in connection with such shares. As described above, the Distribution and Shareholder Service Plan for Investor Shares permits payments of up to 0.25% of the Funds' average daily net assets attributable to Investor Shares. See "Management of the Trust--Distributor."

GENERAL

Shares of the Funds may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (collectively, "Shareholder Organizations"). Investors purchasing and redeeming shares of the Funds through a Shareholder Organization may be charged a transaction-based fee or other fee for the services provided by the Shareholder Organization. Each such Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Fund shares. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their particular organization.

                                PURCHASING SHARES

The offering price for shares of each Fund is the net asset value per share next determined after receipt of a purchase order. See "How the Trust Prices Shares of the Funds--Determination of Net Asset Value." Investors may be charged an additional fee by their broker or agent if they effect transactions through such persons.

The Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors effective October 15, 2003. Existing shareholders (including participants in 401(k) plans) may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Fund.

Shareholders of other Funds will not be permitted to exchange any of their shares for shares of the U.S. Small Capitalization Fund unless such shareholders are also existing shareholders of the U.S. Small Capitalization Fund. The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of all shares of the U.S. Small Capitalization Fund or the lifting of restrictions on different classes of investors and/or transactions.

INITIAL CASH INVESTMENTS BY WIRE

Subject to acceptance by the Trust, shares of the Funds may be purchased by wiring federal funds. Please first contact the Trust at 1-800-447-3332 for complete wiring instructions. Notification must be given to the Trust at 1-800-447-3332 prior to 4:00 p.m., New York time, of the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the Custodian are all open for business. A completed Account Application must be overnighted to the Trust at Barr Rosenberg Series Trust, c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes."

INITIAL CASH INVESTMENTS BY MAIL

Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.

The Fund(s) to be purchased should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a Fund next determined after receipt, even though the check may not yet have been converted into federal funds. Please note minimum initial investment requirements for each class as set forth above under "Multiple Classes."

ADDITIONAL CASH INVESTMENTS

Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "--Initial Cash Investments by Mail" (payable to Barr Rosenberg Series Trust) or by wiring monies as noted under "--Initial Cash Investments by Wire." Notification must be given at 1-800-447-3332 or to the appropriate broker-dealer prior to 4:00 p.m., New York time, of the wire date. Please note each class' minimum additional investment requirements as set forth above under "Multiple Classes." In its sole discretion, CSIM may waive the minimum additional investment requirements.

INVESTMENTS IN-KIND (INSTITUTIONAL SHARES)

Institutional Shares may be purchased in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or by a combination of such common stocks and cash. Purchase of Institutional Shares of a Fund in exchange for stocks is subject in each case to AXA Rosenberg's determination that the stocks to be exchanged are acceptable. Securities accepted by AXA Rosenberg in exchange for Fund shares will be valued as set forth under "How the Trust Prices Shares of the Funds--Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, the exchange of common stocks for Institutional Shares will be a taxable event for federal income tax purposes, which will trigger gain or loss to an investor subject to federal income taxation, measured by the difference between the value of the Institutional Shares received and the investor's basis in the securities tendered. Accordingly, you should consult your tax adviser before making such an in-kind purchase.

AXA Rosenberg will not approve the acceptance of securities in exchange for Fund shares unless: (i) AXA Rosenberg believes the securities are appropriate investments for the Fund; (ii) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (iii) the securities may be acquired under the Fund's investment restrictions.

OTHER PURCHASE INFORMATION

An eligible shareholder may also participate in the Laudus Funds Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in Investor Shares of one or more of the Funds through the use of electronic funds transfers. Investors may commence their participation in this program with a minimum initial investment of $2,500 and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. You may contact the Trust for more information about the Barr Rosenberg Automatic Investment Program.

For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Transfer Agent. For a cash purchase order of Fund shares to be in "good order" on a particular day, a check or money wire must be received on or before 4:00 p.m., New York time, on that day. If the consideration is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No third party or foreign checks will be accepted. In the case of a purchase in-kind of Institutional Shares, such purchase order will be rejected if the investor's securities are not placed on deposit at DTC prior to 10:00 a.m., New York time.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or a Fund. The Trust does not allow investments by market timers. You may be subject to a fee of 2% if you redeem or exchange your shares within 30 days of purchase. See "Redeeming Shares--Early Redemptions and Market Timing." Purchases of each Fund's shares may be made in full or in fractional shares of such Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

                         INDIVIDUAL RETIREMENT ACCOUNTS

Investor Shares of the Funds may be used to fund individual retirement accounts ("IRAs"). The minimum initial investment for an IRA is $2,000. A special application must be completed in order to create such an account. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

                                REDEEMING SHARES

Shares of the Funds may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the particular Fund at the time of the redemption and on any expenses and charges attributable thereto.

BY MAIL

The Trust will redeem its shares at the net asset value per share next determined after the request is received in "good order." See "How the Trust Prices Shares of the Funds--Determination of Net Asset Value." Requests should be addressed to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus,
Ohio 43218-2495.

To be in "good order," a request must include the following documentation:

     (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;
     (b)  any required signature guarantees; and
     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES

To protect shareholder accounts, the Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE

Provided the Telephone Redemption Option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Trust at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option or the Telephone Exchange Option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Payments on Telephone Redemptions will be suspended for a period typically expected not to exceed 7 business days following a telephonic address change.

SYSTEMATIC WITHDRAWAL PLAN

An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

EARLY REDEMPTIONS AND MARKET TIMING

The Funds do not allow investments by market timers. You will be considered a market timer if you buy and sell your shares within 30 days or otherwise seem, in the Trust's judgment, to follow a timing pattern. Shares redeemed or exchanged within 30 days of purchase will be subject to a fee of 2%. Such fee will be paid to the Fund to defray the costs associated with early redemptions. The Trust reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the Trust or a Fund.

FURTHER REDEMPTION INFORMATION

The Trust will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

If AXA Rosenberg determines that it would not be in the best interests of the remaining shareholders of a Fund to make a redemption payment wholly or partly in cash, such Fund may instead pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by such Fund. The Trust may commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or (ii) one percent of the net asset value of such Fund at the beginning of such period. Securities used to redeem Fund shares in kind will be valued in accordance with the Funds' procedures for valuation described under "How the Trust Prices Shares of the Funds--Determination of Net Asset Value." Securities distributed by a Fund in kind will be selected by AXA Rosenberg in light of each Fund's objective and will not generally represent a pro rata distribution of each security held in a Fund's portfolio. Investors may incur brokerage charges on the sale of any securities received in payment of redemptions.

The Trust may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine the value of their net assets fairly, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                                EXCHANGING SHARES

The Funds offer two convenient ways to exchange shares of one Fund for shares of another Fund. Shares of a particular class of a Fund may be exchanged only for shares of the same class in another Fund. There is no sales charge on exchanges. Before engaging in an exchange transaction, a shareholder should read carefully the information in the Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of a class of one Fund for shares of the same class of another Fund that is not qualified for sale in the state of the shareholder's residence. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. A new account opened by exchange must be established with the same name(s), address(es) and social security number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.

Shareholders of other Funds will not be permitted to exchange any of their shares for shares of the Laudus Rosenberg U.S. Small Capitalization Fund unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund.

EXCHANGE BY MAIL

To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged; (c) the Fund from and the Fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

EXCHANGE BY TELEPHONE

To exchange Fund shares by telephone or to ask questions about the exchange privilege, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged; (c) the name of the Fund from which and the Fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Trust reserves the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time.

                    HOW THE TRUST PRICES SHARES OF THE FUNDS

The price of each Fund's shares is based on its net asset value per share as next determined after receipt of a purchase order in good order (plus any applicable sales charges).

For purposes of calculating the purchase price of Fund shares, if it does not reject a purchase order, the Trust considers an order received on the day that it receives a check or money order therefor on or before 4:00 p.m., New York time. If the Trust receives the payment after the deadline, it will base the purchase price of Fund shares on the next determination of net asset value of Fund shares.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or Funds or to reject purchase orders when CSIM believes that suspension or rejection would be in the best interests of the Trust or its shareholders. Purchases of each Fund's shares may be made in full or fractional shares of the relevant Fund calculated to three decimal places. In the interest of economy and convenience, the Trust will not issue certificates for shares.

DETERMINATION OF NET ASSET VALUE

The net asset value of each class of shares of the Funds will be determined once on each day on which the New York Stock Exchange is open as of 4:00 p.m., New York time. Shares will not be priced on the days on which the New York Stock Exchange is closed for trading. Because the Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus

Rosenberg European Fund and Laudus Rosenberg Global Long/Short Equity Fund may invest in securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the net asset value of the shares of those Funds may change on days when shareholders will not be able to purchase or redeem shares. The net asset value per share of each class of a Fund is determined by dividing the particular class' proportionate interest in the total market value of the Fund's portfolio investments and other assets, less any liabilities attributable to that class, by the total number of outstanding shares of that class. Each Fund's liabilities are allocated among its classes. Specifically, the total of such liabilities plus that class' distribution and shareholder service expenses, if any, and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets. The resulting amount for each class is divided by the number of outstanding shares of that class to produce the "net asset value" per share.

Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Price information on other listed securities is generally taken from the closing price on the exchange where the security is primarily traded.

Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price or the most recent quoted ask price, as applicable, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options,futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by, or pursuant to procedures adopted by, the Trustees of the Trust. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the New York Stock Exchange close or pursuant to any other method adopted by the Trustees.

                                  DISTRIBUTIONS

Each Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). Each Fund's policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. Each Fund's policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

All dividends and/or distributions will be paid out in the form of additional shares of the relevant Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Administrator.

If you elect to receive distributions in cash and checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                                      TAXES

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Each Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

Each Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's return on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions. If more than 50% of a Fund's assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Fund may (and the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg International Small Capitalization Fund, the Laudus Rosenberg European Fund and the Laudus Rosenberg Global Long/Short Equity Fund intend to) elect to permit shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

To the extent such investments are permissible for a Fund, the Fund's short sales and transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund's use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The foregoing is a general summary of the federal income tax consequences of investing in a Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in a Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                                OTHER INFORMATION

Each Fund's investment performance may from time to time be included in advertisements about such Fund. Total return for a Fund is measured by comparing the value of an investment in such Fund at the beginning of the relevant period to the redemption value of the investment in such Fund at the end of such period (assuming immediate reinvestment of any dividends or capital gains distributions). All data are based on a Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies.

These factors should be considered when comparing a Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect (if presented net of the expense limitation).

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past five and a half years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). Please note that the information provided for the most recent period, April 1, 2003 to September 30, 2003 is unaudited. The information for prior periods has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Trust's Annual Report, which is available upon request. The Laudus Rosenberg U.S. Long/Short Equity Fund was not operational as of 9/30/03.

                                                                                         INVESTMENT ACTIVITIES
                                                                        ---------------------------------------------------
                                                                                                 NET
                                                         NET ASSET           NET               REALIZED
                                                           VALUE,        INVESTMENT         AND UNREALIZED      TOTAL FROM
                                                         BEGINNING         INCOME           GAINS/(LOSSES)      INVESTMENT
                                                         OF PERIOD         (LOSS)           ON INVESTMENTS      ACTIVITIES
                                                       ------------     ------------        --------------     ------------
INSTITUTIONAL SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $       8.28     $         --(e),(f)  $       1.24      $       1.24
  June 19, 2002 to March 31, 2003**                           10.00             0.05(f)             (1.73)            (1.68)

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
  For the Period Ended September 30, 2003*             $       5.95     $       0.03(f)      $       0.94      $       0.97
  For the Year Ended March 31, 2003                            7.77             0.07(f)             (1.83)            (1.76)
  For the Year Ended March 31, 2002                            7.70             0.06                 0.07              0.13
  June 7, 2000 to March 31, 2001**                            10.00             0.04                (2.31)            (2.27)

LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Period Ended September 30, 2003*             $       9.55     $       0.04(f)      $       2.57      $       2.61
  For the Year Ended March 31, 2003                           11.10             0.04(f)             (1.57)            (1.53)
  September 4, 2001 to March 31, 2002**                       10.00             0.02                 1.10              1.12

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $       8.98     $       0.02         $       2.39      $       2.41
  For the Year Ended March 31, 2003                           11.18             0.03(f)             (1.93)            (1.90)
  For the Year Ended March 31, 2002                            9.57             0.03(f)              2.17              2.20
  For the Year Ended March 31, 2001                           10.06             0.03(f)             (0.16)            (0.13)
  For the Year Ended March 31, 2000                            7.66               --                 2.40              2.40
  For the Year Ended March 31, 1999                            9.76             0.01(f)             (2.02)            (2.01)

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Period Ended September 30, 2003*             $       5.56     $       0.06(f)      $       1.41      $       1.47
  For the Year Ended March 31, 2003                            7.09             0.08(f)             (1.55)            (1.47)
  For the Year Ended March 31, 2002                            8.14             0.07(f)             (0.76)            (0.69)
  June 7, 2000 to March 31, 2001**                            10.00             0.28                (2.14)            (1.86)

LAUDUS ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $       7.92     $       0.07(f)      $       3.19      $       3.26
  For the Year Ended March 31, 2003                            8.48             0.09(f)             (0.56)            (0.47)
  For the Year Ended March 31, 2002                            9.13             0.15(f)             (0.61)            (0.46)
  For the Year Ended March 31, 2001                           11.81             0.11                (1.28)            (1.17)
  For the Year Ended March 31, 2000                            9.11             0.15                 2.74              2.89
  For the Year Ended March 31, 1999                           10.10             0.12(f)             (1.02)            (0.90)

LAUDUS ROSENBERG EUROPEAN FUND
  For the Period Ended September 30, 2003*             $       7.34     $       0.13         $       1.86      $       1.99
  For the Year Ended March 31, 2003                            9.76             0.15(f)             (2.40)            (2.25)
  July 23, 2001 to March 31, 2002**                           10.00             0.04                (0.28)            (0.24)

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $      11.51     $      (0.03)        $      (0.88)     $      (0.91)
  For the Year Ended March 31, 2003                           10.22               --(e),(f)          1.31              1.31
  For the Year Ended March 31, 2002                            9.61             0.18(f)              0.69              0.87
  For the Year Ended March 31, 2001                           11.05             0.53(f)             (1.12)            (0.59)
  For the Year Ended March 31, 2000                           10.46             0.44                 0.57              1.01
  October 19, 1998 to March 31, 1999**                        10.00             0.11                 0.40              0.51

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $      11.87     $      (0.06)        $      (0.71)     $      (0.77)
  For the Year Ended March 31, 2003                           10.15            (0.03)(f)             1.73              1.70
  For the Year Ended March 31, 2002                            9.43             0.16                 0.96              1.12
  September 29, 2000 to March 31, 2001**                      10.00             0.22                (0.58)            (0.36)

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $      10.48     $      (0.02)        $      (0.91)     $      (0.93)
  For the Year Ended March 31, 2003                            8.96            (0.02)(f)             1.54              1.52
  For the Year Ended March 31, 2002                            8.11             0.13(f)              0.94              1.07
  For the Year Ended March 31, 2001                            7.42             0.34(f)              0.78              1.12
  For the Year Ended March 31, 2000                            8.99             0.34                (1.58)            (1.24)
  For the Year Ended March 31, 1999                            9.97             0.29(f)             (1.00)            (0.71)

                                                                       LESS DIVIDENDS FROM
                                                       --------------------------------------------------
                                                           NET           NET REALIZED
                                                        INVESTMENT         GAINS ON              TOTAL
                                                          INCOME         INVESTMENTS           DIVIDENDS
                                                       ------------     -------------        ------------
INSTITUTIONAL SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  June 19, 2002 to March 31, 2003**                           (0.04)               --               (0.04)

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                           (0.06)               --               (0.06)
  For the Year Ended March 31, 2002                           (0.06)               --               (0.06)
  June 7, 2000 to March 31, 2001**                            (0.03)               --               (0.03)

LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                           (0.02)               --               (0.02)
  September 4, 2001 to March 31, 2002**                       (0.02)               --               (0.02)

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                           (0.03)            (0.27)              (0.30)
  For the Year Ended March 31, 2002                           (0.04)            (0.55)              (0.59)
  For the Year Ended March 31, 2001                           (0.03)            (0.33)              (0.36)
  For the Year Ended March 31, 2000                              --(e)             --                  --
  For the Year Ended March 31, 1999                           (0.01)            (0.08)              (0.09)

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                           (0.07)               --               (0.07)
  For the Year Ended March 31, 2002                           (0.36)               --               (0.36)
  June 7, 2000 to March 31, 2001**                               --                --                  --

LAUDUS ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                           (0.11)               --               (0.11)
  For the Year Ended March 31, 2002                           (0.19)               --(e)            (0.19)
  For the Year Ended March 31, 2001                           (0.16)            (1.35)              (1.51)
  For the Year Ended March 31, 2000                           (0.19)               --               (0.19)
  For the Year Ended March 31, 1999                           (0.09)               --               (0.09)

LAUDUS ROSENBERG EUROPEAN FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                           (0.17)               --               (0.17)
  July 23, 2001 to March 31, 2002**                              --                --                  --

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                           (0.03)               --               (0.03)
  For the Year Ended March 31, 2002                           (0.26)               --               (0.26)
  For the Year Ended March 31, 2001                           (0.85)               --               (0.85)
  For the Year Ended March 31, 2000                           (0.42)               --               (0.42)
  October 19, 1998 to March 31, 1999**                        (0.05)               --               (0.05)

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                              --                --                  --
  For the Year Ended March 31, 2002                           (0.40)               --               (0.40)
  September 29, 2000 to March 31, 2001**                      (0.11)            (0.10)              (0.21)

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                              --                --                  --
  For the Year Ended March 31, 2002                           (0.22)               --               (0.22)
  For the Year Ended March 31, 2001                           (0.43)               --               (0.43)
  For the Year Ended March 31, 2000                           (0.33)               --               (0.33)
  For the Year Ended March 31, 1999                           (0.27)               --               (0.27)

----------
*   Unaudited.
**  From commencement of operations.
(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) Includes dividend expense.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Amount less than $0.005.

(f) Calculated based on the average shares outstanding during the period.

                                                                          NET ASSET
                                                                            VALUE,
                                                        REDEMPTION          END OF            TOTAL
                                                           FEES             PERIOD          RETURN(a)
                                                       ------------     ------------       ----------
INSTITUTIONAL SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $         --     $       9.52            14.98%
  June 19, 2002 to March 31, 2003**                              --             8.28           (16.78)%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
  For the Period Ended September 30, 2003*             $         --     $       6.92            16.30%
  For the Year Ended March 31, 2003                              --             5.95           (22.68)%
  For the Year Ended March 31, 2002                              --             7.77             1.69%
  June 7, 2000 to March 31, 2001**                               --             7.70           (22.71)%

LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Period Ended September 30, 2003*             $         --     $      12.16            27.33%
  For the Year Ended March 31, 2003                              --             9.55           (13.83)%
  September 4, 2001 to March 31, 2002**                          --            11.10            11.25%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $         --     $      11.39            26.84%
  For the Year Ended March 31, 2003                              --             8.98           (17.10)%
  For the Year Ended March 31, 2002                              --            11.18            23.92%
  For the Year Ended March 31, 2001                              --             9.57            (1.26)%
  For the Year Ended March 31, 2000                              --            10.06            31.36%
  For the Year Ended March 31, 1999                              --             7.66           (20.56)%

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $       7.03            26.44%
  For the Year Ended March 31, 2003                            0.01             5.56           (20.66)%
  For the Year Ended March 31, 2002                              --             7.09            (8.36)%
  June 7, 2000 to March 31, 2001**                               --             8.14           (18.50)%

LAUDUS ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $         --     $      11.18            41.16%
  For the Year Ended March 31, 2003                            0.02             7.92            (5.36)%
  For the Year Ended March 31, 2002                              --             8.48            (4.80)%
  For the Year Ended March 31, 2001                              --             9.13           (10.78)%
  For the Year Ended March 31, 2000                              --            11.81            32.04%
  For the Year Ended March 31, 1999                              --             9.11            (8.83)%

LAUDUS ROSENBERG EUROPEAN FUND
  For the Period Ended September 30, 2003*             $         --     $       9.33            27.11%
  For the Year Ended March 31, 2003                              --             7.34           (23.14)%
  July 23, 2001 to March 31, 2002**                              --             9.76            (2.40)%

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $      10.60            (7.91)%
  For the Year Ended March 31, 2003                            0.01            11.51            12.90%
  For the Year Ended March 31, 2002                              --            10.22             9.20%
  For the Year Ended March 31, 2001                              --             9.61            (4.79)%
  For the Year Ended March 31, 2000                              --            11.05             9.82%
  October 19, 1998 to March 31, 1999**                           --            10.46             5.14%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $      11.10            (6.49)%
  For the Year Ended March 31, 2003                            0.02            11.87            16.95%
  For the Year Ended March 31, 2002                              --            10.15            12.21%
  September 29, 2000 to March 31, 2001**                         --             9.43            (3.56)%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $       9.55            (8.87)%
  For the Year Ended March 31, 2003                              --            10.48            16.96%
  For the Year Ended March 31, 2002                              --             8.96            13.53%
  For the Year Ended March 31, 2001                              --             8.11            15.96%
  For the Year Ended March 31, 2000                              --             7.42           (14.13)%
  For the Year Ended March 31, 1999                              --             8.99            (7.31)%

                                                                         RATIOS/SUPPLEMENTAL DATA
                                                       -------------------------------------------------------------
                                                        NET ASSETS,       NET INVESTMENT
                                                          END OF           INCOME/(LOSS)              EXPENSES
                                                          PERIOD          NET OF WAIVERS/          BEFORE WAIVERS/
                                                         (000'S)         REIMBURSEMENTS(b)     REIMBURSEMENTS(b),(c)
                                                       ------------      -----------------     ---------------------
INSTITUTIONAL SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $     37,197             0.45%                  2.28%
  June 19, 2002 to March 31, 2003**                          14,479             0.80%                  2.73%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
  For the Period Ended September 30, 2003*             $      4,014             0.92%                  2.74%
  For the Year Ended March 31, 2003                           3,418             1.03%                  4.55%
  For the Year Ended March 31, 2002                           4,297             0.76%                  3.81%
  June 7, 2000 to March 31, 2001**                            3,910             0.59%                  2.90%

LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Period Ended September 30, 2003*             $     46,265             0.62%                  1.69%
  For the Year Ended March 31, 2003                          18,589             0.38%                  3.71%
  September 4, 2001 to March 31, 2002**                       2,980             0.38%                  9.02%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $    721,301             0.52%                  1.15%
  For the Year Ended March 31, 2003                         487,020             0.33%                  1.29%
  For the Year Ended March 31, 2002                         482,205             0.33%                  1.29%
  For the Year Ended March 31, 2001                         408,148             0.26%                  1.25%
  For the Year Ended March 31, 2000                         447,879             0.02%                  1.23%
  For the Year Ended March 31, 1999                         445,476             0.16%                  1.19%

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Period Ended September 30, 2003*             $      8,100             1.90%                  4.56%
  For the Year Ended March 31, 2003                           6,368             1.24%                  5.30%
  For the Year Ended March 31, 2002                           7,882             0.94%                  4.13%
  June 7, 2000 to March 31, 2001**                            9,071             4.20%                  3.48%

LAUDUS ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $     43,798             1.57%                  2.28%
  For the Year Ended March 31, 2003                          20,562             1.09%                  2.60%
  For the Year Ended March 31, 2002                          28,027             1.71%                  2.24%
  For the Year Ended March 31, 2001                          41,951             0.99%                  1.93%
  For the Year Ended March 31, 2000                          44,628             1.43%                  1.96%
  For the Year Ended March 31, 1999                          34,292             1.29%                  1.97%

LAUDUS ROSENBERG EUROPEAN FUND
  For the Period Ended September 30, 2003*             $      7,177             2.92%                  4.16%
  For the Year Ended March 31, 2003                           5,645             1.75%                  5.45%
  July 23, 2001 to March 31, 2002**                           7,320             0.58%                  5.45%

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $     24,777            (0.55)%                 3.20%
  For the Year Ended March 31, 2003                          26,736             0.01%                  3.59%
  For the Year Ended March 31, 2002                          10,037             1.87%                  2.84%
  For the Year Ended March 31, 2001                          11,855             5.19%                  2.67%
  For the Year Ended March 31, 2000                          27,835             3.99%                  2.81%
  October 19, 1998 to March 31, 1999**                       28,814             3.15%                  3.90%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $     12,282            (0.91)%                 3.55%
  For the Year Ended March 31, 2003                          13,491            (0.28)%                 4.04%
  For the Year Ended March 31, 2002                          10,514             1.67%                  3.19%
  September 29, 2000 to March 31, 2001**                     14,924             4.59%                  3.19%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $     82,991            (0.30)%                 2.85%
  For the Year Ended March 31, 2003                          92,356            (0.15)%                 2.72%
  For the Year Ended March 31, 2002                          69,629             1.61%                  2.49%
  For the Year Ended March 31, 2001                          61,923             4.56%                  3.05%
  For the Year Ended March 31, 2000                          74,401             2.82%                  3.40%
  For the Year Ended March 31, 1999                         162,404             2.97%                  3.07%

                                                                 RATIOS/SUPPLEMENTAL DATA
                                                  --------------------------------------------------------
                                                        EXPENSES                EXPENSES
                                                   (INCLUDING DIVIDEND    (EXCLUDING DIVIDEND
                                                    EXPENSE, IF ANY)            EXPENSE)         PORTFOLIO
                                                     NET OF WAIVER/         NET OF WAIVERS/      TURNOVER
                                                  REIMBURSEMENTS(b),(c)    REIMBURSEMENTS(b)      RATE(d)
                                                  ---------------------   -------------------    ---------
INSTITUTIONAL SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Period Ended September 30, 2003*                 1.00%                  1.00%            69.28%
  June 19, 2002 to March 31, 2003**                        0.99%                  0.99%           100.79%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
  For the Period Ended September 30, 2003*                 0.75%                  0.75%            40.56%
  For the Year Ended March 31, 2003                        0.75%                  0.75%            68.73%
  For the Year Ended March 31, 2002                        0.75%                  0.75%           111.54%
  June 7, 2000 to March 31, 2001**                         0.75%                  0.75%            88.81%

LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Period Ended September 30, 2003*                 1.15%                  1.15%            48.75%
  For the Year Ended March 31, 2003                        1.15%                  1.15%            98.65%
  September 4, 2001 to March 31, 2002**                    1.15%                  1.15%            78.02%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*                 1.15%                  1.15%            41.96%
  For the Year Ended March 31, 2003                        1.15%                  1.15%            70.83%
  For the Year Ended March 31, 2002                        1.15%                  1.15%           101.08%
  For the Year Ended March 31, 2001                        1.15%                  1.15%           128.79%
  For the Year Ended March 31, 2000                        1.15%                  1.15%           141.78%
  For the Year Ended March 31, 1999                        1.15%                  1.15%           123.66%

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Period Ended September 30, 2003*                 1.35%                  1.35%            72.08%
  For the Year Ended March 31, 2003                        1.35%                  1.35%           138.85%
  For the Year Ended March 31, 2002                        1.35%                  1.35%           132.84%
  June 7, 2000 to March 31, 2001**                         1.35%                  1.35%            86.18%

LAUDUS ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*                 1.50%                  1.50%            48.09%
  For the Year Ended March 31, 2003                        1.50%                  1.50%           129.34%
  For the Year Ended March 31, 2002                        1.50%                  1.50%           147.52%
  For the Year Ended March 31, 2001                        1.50%                  1.50%           148.53%
  For the Year Ended March 31, 2000                        1.50%                  1.50%           148.72%
  For the Year Ended March 31, 1999                        1.50%                  1.50%           111.05%

LAUDUS ROSENBERG EUROPEAN FUND
  For the Period Ended September 30, 2003*                 1.25%                  1.25%            43.83%
  For the Year Ended March 31, 2003                        1.25%                  1.25%           170.62%
  July 23, 2001 to March 31, 2002**                        1.25%                  1.25%            90.92%

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*                 2.85%                  1.25%            98.67%
  For the Year Ended March 31, 2003                        2.67%                  1.25%           185.66%
  For the Year Ended March 31, 2002                        1.95%                  1.25%           313.22%
  For the Year Ended March 31, 2001                        2.12%                  1.25%           399.02%
  For the Year Ended March 31, 2000                        2.27%                  1.25%           368.26%
  October 19, 1998 to March 31, 1999**                     2.75%                  1.25%           145.22%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*                 2.79%                  1.62%            72.00%
  For the Year Ended March 31, 2003                        2.50%                  1.50%           189.09%
  For the Year Ended March 31, 2002                        1.93%                  1.50%           231.34%
  September 29, 2000 to March 31, 2001**                   2.15%                  1.50%           216.10%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*                 2.70%                  1.75%            32.53%
  For the Year Ended March 31, 2003                        2.42%                  1.74%           209.95%
  For the Year Ended March 31, 2002                        2.18%                  1.75%           126.45%
  For the Year Ended March 31, 2001                        2.72%                  1.84%           129.80%
  For the Year Ended March 31, 2000                        3.04%                  2.00%           139.22%
  For the Year Ended March 31, 1999                        2.85%                  2.00%           205.32%

                                                                                       INVESTMENT ACTIVITIES
                                                                        ---------------------------------------------------
                                                                                                 NET
                                                        NET ASSET            NET               REALIZED
                                                          VALUE,         INVESTMENT         AND UNREALIZED      TOTAL FROM
                                                        BEGINNING          INCOME           GAINS/(LOSSES)      INVESTMENT
                                                        OF PERIOD          (LOSS)           ON INVESTMENTS      ACTIVITIES
                                                       ------------     ------------        --------------     ------------
ADVISER SHARES
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $       8.91     $       0.02         $       2.36      $       2.38
  For the Year Ended March 31, 2003                           11.12             0.01(f)             (1.93)            (1.92)
  For the Year Ended March 31, 2002                            9.53               --(f)              2.17              2.17
  For the Year Ended March 31, 2001                           10.02             0.01(f)             (0.16)            (0.15)
  For the Year Ended March 31, 2000                            7.65               --                 2.37              2.37
  For the Year Ended March 31, 1999                            9.75               --(f)             (2.02)            (2.02)

INVESTOR SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $       8.31     $         --(e),(f)  $       1.22      $       1.22
  July 31, 2002 to March 31, 2003**                            8.88             0.05(f)             (0.62)            (0.57)

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
  August 15, 2003 to September 30, 2003*,**            $       6.95     $       0.02(f)      $       0.01      $       0.03

LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Period Ended September 30, 2003*             $       9.53     $       0.02         $       2.55      $       2.57
  For the Year Ended March 31, 2003                           11.08             0.02(f)             (1.57)            (1.55)
  October 3, 2001 to March 31, 2002**                          9.38               --                   --              1.72

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $       8.88     $       0.02         $       2.35      $       2.37
  For the Year Ended March 31, 2003                           11.08               --(e),(f)         (1.92)            (1.92)
  For the Year Ended March 31, 2002                            9.50               --(f)              2.15              2.15
  For the Year Ended March 31, 2001                           10.00            (0.01)(f)            (0.14)            (0.15)
  For the Year Ended March 31, 2000                            7.63               --                 2.37              2.37
  For the Year Ended March 31, 1999                            9.73            (0.01)(f)            (2.01)            (2.02)

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Period Ended September 30, 2003*             $       5.57     $       0.02(f)      $       1.45      $       1.47
  For the Year Ended March 31, 2003                            7.05             0.07(f)             (1.54)            (1.47)
  For the Year Ended March 31, 2002                            8.13             0.05(f)             (0.78)            (0.73)
  December 5, 2000 to March 31, 2001**                         8.98             0.27                (1.12)            (0.85)

LAUDUS ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $       7.87     $      (0.08)(f)     $       3.15      $       3.23
  For the Year Ended March 31, 2003                            8.43             0.08(f)             (0.57)            (0.49)
  For the Year Ended March 31, 2002                            9.09             0.07(f)             (0.55)            (0.48)
  For the Year Ended March 31, 2001                           11.77             0.08                (1.29)            (1.21)
  For the Year Ended March 31, 2000                            9.10             0.13                 2.71              2.84
  For the Year Ended March 31, 1999                           10.09             0.07(f)             (1.00)            (0.93)

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $      11.61     $      (0.07)        $      (0.86)     $      (0.93)
  For the Year Ended March 31, 2003                           10.34            (0.05)(f)             1.33              1.28
  For the Year Ended March 31, 2002                            9.73             0.10(f)              0.76              0.86
  For the Year Ended March 31, 2001                           10.99             0.50(f)             (1.10)            (0.60)
  For the Year Ended March 31, 2000                           10.43             0.43                 0.53              0.96
  November 11, 1998 to March 31, 1999**                       10.00             0.07                 0.40              0.47

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $      11.81     $      (0.07)        $      (0.71)     $      (0.78)
  For the Year Ended March 31, 2003                           10.13            (0.09)(e),(f)         1.75              1.66
  August 23, 2001 to March 31, 2002**                         10.19             0.01(f)              0.32              0.33

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $      10.43     $      (0.03)        $      (0.90)     $      (0.93)
  For the Year Ended March 31, 2003                            8.95            (0.05)(f)             1.53              1.48
  For the Year Ended March 31, 2002                            8.10             0.09(f)              0.96              1.05
  For the Year Ended March 31, 2001                            7.41             0.31(f)              0.78              1.09
  For the Year Ended March 31, 2000                            8.98             0.32                (1.59)            (1.27)
  For the Year Ended March 31, 1999                            9.96             0.25(f)             (1.00)            (0.75)

                                                                      LESS DIVIDENDS FROM
                                                       --------------------------------------------------
                                                            NET          NET REALIZED
                                                        INVESTMENT         GAINS ON              TOTAL
                                                          INCOME         INVESTMENTS           DIVIDENDS
                                                       ------------     -------------        ------------
ADVISER SHARES
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                           (0.02)            (0.27)              (0.29)
  For the Year Ended March 31, 2002                           (0.03)            (0.55)              (0.58)
  For the Year Ended March 31, 2001                           (0.01)            (0.33)              (0.34)
  For the Year Ended March 31, 2000                              --(e)             --                  --
  For the Year Ended March 31, 1999                              --             (0.08)              (0.08)

INVESTOR SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  July 31, 2002 to March 31, 2003**                              --                --                  --

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
  August 15, 2003 to September 30, 2003*,**            $         --     $          --        $         --

LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                    $         --     $          --        $         --
  October 3, 2001 to March 31, 2002**                         (0.02)               --               (0.02)

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                           (0.01)            (0.27)              (0.28)
  For the Year Ended March 31, 2002                           (0.02)            (0.55)              (0.57)
  For the Year Ended March 31, 2001                           (0.02)            (0.33)              (0.35)
  For the Year Ended March 31, 2000                              --                --                  --
  For the Year Ended March 31, 1999                              --             (0.08)              (0.08)

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                           (0.02)               --               (0.02)
  For the Year Ended March 31, 2002                           (0.35)               --               (0.35)
  December 5, 2000 to March 31, 2001**                           --                --                  --

LAUDUS ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                           (0.09)               --               (0.09)
  For the Year Ended March 31, 2002                           (0.18)               --(e)            (0.18)
  For the Year Ended March 31, 2001                           (0.12)            (1.35)              (1.47)
  For the Year Ended March 31, 2000                           (0.17)               --               (0.17)
  For the Year Ended March 31, 1999                           (0.06)               --               (0.06)

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                           (0.02)               --               (0.02)
  For the Year Ended March 31, 2002                           (0.25)               --               (0.25)
  For the Year Ended March 31, 2001                           (0.66)               --               (0.66)
  For the Year Ended March 31, 2000                           (0.40)               --               (0.40)
  November 11, 1998 to March 31, 1999**                       (0.04)               --               (0.04)

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                              --                --                  --
  August 23, 2001 to March 31, 2002**                         (0.39)               --               (0.39)

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $          --        $         --
  For the Year Ended March 31, 2003                              --                --                  --
  For the Year Ended March 31, 2002                           (0.20)               --               (0.20)
  For the Year Ended March 31, 2001                           (0.40)               --               (0.40)
  For the Year Ended March 31, 2000                           (0.30)               --               (0.30)
  For the Year Ended March 31, 1999                           (0.23)               --               (0.23)

----------
*   Unaudited.
**  From commencement of operations.
(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) Includes dividend expense.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Amount less than $0.005.

(f) Calculated based on the average shares outstanding during the period.

                                                                          NET ASSET
                                                                            VALUE,
                                                        REDEMPTION          END OF            TOTAL
                                                           FEES             PERIOD          RETURN(a)
                                                       ------------     ------------       ----------
ADVISER SHARES
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $         --     $      11.29         26.71%
  For the Year Ended March 31, 2003                              --             8.91        (17.35)%
  For the Year Ended March 31, 2002                              --            11.12         23.61%
  For the Year Ended March 31, 2001                              --             9.53         (1.43)%
  For the Year Ended March 31, 2000                              --            10.02         31.00%
  For the Year Ended March 31, 1999                              --             7.65        (20.70)%

INVESTOR SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $         --     $       9.53         14.68%
  July 31, 2002 to March 31, 2003**                              --             8.31         (6.42)%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
  August 15, 2003 to September 30, 2003*,**            $         --     $       6.98          0.43%

LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Period Ended September 30, 2003*             $         --     $      12.10         26.97%
  For the Year Ended March 31, 2003                              --             9.53        (13.99)%
  October 3, 2001 to March 31, 2002**                            --            11.08         18.34%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $         --     $      11.25         26.69%
  For the Year Ended March 31, 2003                              --             8.88        (17.42)%
  For the Year Ended March 31, 2002                              --            11.08         23.50%
  For the Year Ended March 31, 2001                              --             9.50         (1.52)%
  For the Year Ended March 31, 2000                              --            10.00         31.06%
  For the Year Ended March 31, 1999                              --             7.63        (20.74)%

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $       7.04         26.39%
  For the Year Ended March 31, 2003                            0.01             5.57        (20.73)%
  For the Year Ended March 31, 2002                              --             7.05         (8.83)%
  December 5, 2000 to March 31, 2001**                           --             8.13         (9.47)%

LAUDUS ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $         --     $      11.10         41.04%
  For the Year Ended March 31, 2003                            0.02             7.87         (5.53)%
  For the Year Ended March 31, 2002                              --             8.43         (5.08)%
  For the Year Ended March 31, 2001                              --             9.09        (11.08)%
  For the Year Ended March 31, 2000                              --            11.77         31.47%
  For the Year Ended March 31, 1999                              --             9.10         (9.16)%

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $      10.68         (8.01)%
  For the Year Ended March 31, 2003                            0.01            11.61         12.49%
  For the Year Ended March 31, 2002                              --            10.34          8.96%
  For the Year Ended March 31, 2001                              --             9.73         (5.06)%
  For the Year Ended March 31, 2000                              --            10.99          9.39%
  November 11, 1998 to March 31, 1999**                          --            10.43          4.71%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $      11.03         (6.60)%
  For the Year Ended March 31, 2003                            0.02            11.81         16.58%
  August 23, 2001 to March 31, 2002**                            --            10.13          3.58%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $         --     $       9.50         (8.92)%
  For the Year Ended March 31, 2003                              --            10.43         16.54%
  For the Year Ended March 31, 2002                              --             8.95         13.24%
  For the Year Ended March 31, 2001                              --             8.10         15.49%
  For the Year Ended March 31, 2000                              --             7.41        (14.41)%
  For the Year Ended March 31, 1999                              --             8.98         (7.66)%

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                       ----------------------------------------------------------
                                                        NET ASSETS,     NET INVESTMENT
                                                          END OF         INCOME/(LOSS)            EXPENSES
                                                          PERIOD        NET OF WAIVERS/        BEFORE WAIVERS/
                                                          (000'S)      REIMBURSEMENTS(b)    REIMBURSEMENTS(b),(c)
                                                       ------------    -----------------    ---------------------
ADVISER SHARES
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $     34,741             0.26%              1.40%
  For the Year Ended March 31, 2003                          25,973             0.07%              1.54%
  For the Year Ended March 31, 2002                          17,695             0.05%              1.53%
  For the Year Ended March 31, 2001                           8,137             0.07%              1.45%
  For the Year Ended March 31, 2000                           7,884            (0.16)%             1.39%
  For the Year Ended March 31, 1999                          15,465             0.00%              1.35%

INVESTOR SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $         96            (0.06)%             2.33%
  July 31, 2002 to March 31, 2003**                             666             0.87%              3.05%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
  August 15, 2003 to September 30, 2003*,**            $         15             0.47%              3.14%

LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Period Ended September 30, 2003*             $        222             0.37%              1.92%
  For the Year Ended March 31, 2003                             104             0.20%              6.18%
  October 3, 2001 to March 31, 2002**                            98             0.03%             10.26%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $    198,981             0.19%              1.49%
  For the Year Ended March 31, 2003                         136,293            (0.02)%             1.63%
  For the Year Ended March 31, 2002                         108,449            (0.05)%             1.65%
  For the Year Ended March 31, 2001                          65,217            (0.13)%             1.53%
  For the Year Ended March 31, 2000                          11,400            (0.13)%             1.50%
  For the Year Ended March 31, 1999                          16,228            (0.15)%             1.77%

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Period Ended September 30, 2003*             $        785             0.78%              4.93%
  For the Year Ended March 31, 2003                              17             1.06%              5.27%
  For the Year Ended March 31, 2002                              18             0.64%              4.27%
  December 5, 2000 to March 31, 2001**                           24            25.10%              4.09%

LAUDUS ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*             $     38,577             1.59%              2.57%
  For the Year Ended March 31, 2003                          16,834             0.99%              2.93%
  For the Year Ended March 31, 2002                           6,334             0.79%              2.67%
  For the Year Ended March 31, 2001                           1,731             0.67%              2.24%
  For the Year Ended March 31, 2000                           1,650             1.14%              2.28%
  For the Year Ended March 31, 1999                           1,697             0.79%              2.66%

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $      8,895            (0.82)%             3.46%
  For the Year Ended March 31, 2003                          16,251            (0.45)%             3.91%
  For the Year Ended March 31, 2002                             471             0.99%              3.42%
  For the Year Ended March 31, 2001                              24             4.90%              2.96%
  For the Year Ended March 31, 2000                             904             3.72%              3.11%
  November 11, 1998 to March 31, 1999**                         539             2.26%              3.73%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $      9,090            (1.21)%             3.86%
  For the Year Ended March 31, 2003                           9,474            (0.80)%             4.42%
  August 23, 2001 to March 31, 2002**                             7             0.22%              4.43%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*             $     22,849            (0.57)%             3.11%
  For the Year Ended March 31, 2003                          38,473            (0.43)%             2.97%
  For the Year Ended March 31, 2002                           5,355             1.05%              2.79%
  For the Year Ended March 31, 2001                           3,952             4.23%              3.37%
  For the Year Ended March 31, 2000                           6,155             2.36%              3.70%
  For the Year Ended March 31, 1999                          37,387             2.53%              3.52%

                                                                  RATIOS/SUPPLEMENTAL DATA
                                                  --------------------------------------------------------
                                                        EXPENSES               EXPENSES
                                                  (INCLUDING DIVIDEND     (EXCLUDING DIVIDEND
                                                    EXPENSE, IF ANY)           EXPENSE)          PORTFOLIO
                                                     NET OF WAIVER/         NET OF WAIVERS/      TURNOVER
                                                  REIMBURSEMENTS(b),(c)    REIMBURSEMENTS(b)      RATE(d)
                                                  ---------------------   -------------------   ----------
ADVISER SHARES
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*                1.40%                  1.40%            41.96%
  For the Year Ended March 31, 2003                       1.40%                  1.40%            70.83%
  For the Year Ended March 31, 2002                       1.39%                  1.39%           101.08%
  For the Year Ended March 31, 2001                       1.35%                  1.35%           128.79%
  For the Year Ended March 31, 2000                       1.31%                  1.31%           141.78%
  For the Year Ended March 31, 1999                       1.29%                  1.29%           123.66%

INVESTOR SHARES
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
  For the Period Ended September 30, 2003*                1.23%                  1.23%            69.28%
  July 31, 2002 to March 31, 2003**                       1.25%                  1.25%           100.79%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
  August 15, 2003 to September 30, 2003*,**               1.05%                  1.05%            40.56%

LAUDUS ROSENBERG U.S. DISCOVERY FUND
  For the Period Ended September 30, 2003*                1.40%                  1.40%            48.75%
  For the Year Ended March 31, 2003                       1.40%                  1.40%            98.65%
  October 3, 2001 to March 31, 2002**                     1.40%                  1.40%            78.02%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*                1.49%                  1.49%            41.96%
  For the Year Ended March 31, 2003                       1.49%                  1.49%            70.83%
  For the Year Ended March 31, 2002                       1.51%                  1.51%           101.08%
  For the Year Ended March 31, 2001                       1.43%                  1.43%           128.79%
  For the Year Ended March 31, 2000                       1.28%                  1.28%           141.78%
  For the Year Ended March 31, 1999                       1.42%                  1.42%           123.66%

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
  For the Period Ended September 30, 2003*                1.61%                  1.61%            72.08%
  For the Year Ended March 31, 2003                       1.60%                  1.60%           138.85%
  For the Year Ended March 31, 2002                       1.60%                  1.60%           132.84%
  December 5, 2000 to March 31, 2001**                    1.60%                  1.60%            86.18%

LAUDUS ROSENBERG INTERNATIONAL
  SMALL CAPITALIZATION FUND
  For the Period Ended September 30, 2003*                1.78%                  1.78%            48.09%
  For the Year Ended March 31, 2003                       1.78%                  1.78%           129.34%
  For the Year Ended March 31, 2002                       1.78%                  1.78%           147.52%
  For the Year Ended March 31, 2001                       1.81%                  1.81%           148.53%
  For the Year Ended March 31, 2000                       1.81%                  1.81%           148.72%
  For the Year Ended March 31, 1999                       1.95%                  1.95%           111.05%

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*                3.12%                  1.53%            98.67%
  For the Year Ended March 31, 2003                       3.07%                  1.54%           185.66%
  For the Year Ended March 31, 2002                       2.42%                  1.56%           313.22%
  For the Year Ended March 31, 2001                       2.41%                  1.54%           399.02%
  For the Year Ended March 31, 2000                       2.55%                  1.52%           368.26%
  November 11, 1998 to March 31, 1999**                   2.77%                  1.46%           145.22%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*                3.09%                  1.93%            72.00%
  For the Year Ended March 31, 2003                       2.92%                  1.80%           189.09%
  August 23, 2001 to March 31, 2002**                     2.34%                  1.75%           231.34%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
  For the Period Ended September 30, 2003*                2.96%                  2.04%            32.53%
  For the Year Ended March 31, 2003                       2.69%                  2.02%           209.95%
  For the Year Ended March 31, 2002                       2.48%                  2.04%           126.45%
  For the Year Ended March 31, 2001                       3.04%                  2.16%           129.80%
  For the Year Ended March 31, 2000                       3.35%                  2.29%           139.22%
  For the Year Ended March 31, 1999                       3.31%                  2.45%           205.32%

                 (This page has been left blank intentionally.)

NOTICE OF PRIVACY POLICY & PRACTICES

Barr Rosenberg Series Trust, on behalf of Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg European Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg U.S. Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, Laudus Roseberg Value Long/Short Equity Fund (collectively, the "Funds") recognizes and respects the privacy expectations of its clients. The Trust provides this notice to you so that you will know what kinds of information it collects about its clients and the circumstances in which that information may be disclosed to third parties that are not affiliated with the Funds.

COLLECTION OF CLIENT INFORMATION
The Trust collects nonpublic personal information about its clients from the following sources:
- ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a client's name, address, social security number and information about a client's investment goals and risk tolerance;
- ACCOUNT HISTORY, including information about the transactions and balances in a client's accounts; and
- CORRESPONDENCE, written, telephonic or electronic between a client and the Funds or service providers to the Funds.


DISCLOSURE OF CLIENT INFORMATION
The Trust may disclose the client information it collects to third parties that are not affiliated with the Funds:
- as permitted by law--for example, with service providers who maintain or service shareholder accounts for the Funds or to a shareholder's broker or agent; and
- to perform marketing services on behalf of the Funds or pursuant to a joint marketing agreement with Laudus Distributor, Inc., the Funds' distributor, or another financial institution that is an affiliate of AXA Rosenberg Investment Management LLC, the Funds' subadviser or Charles Schwab
Investment Management, Inc., the adviser to the Funds.

SECURITY OF CLIENT INFORMATION
The Trust requires service providers to the Funds:
- to maintain policies and procedures designed to assure only appropriate access to, and use of information about clients of the Funds; and
- to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of clients of the Funds.
The Trust adheres to the policies and practices described in this notice regardless of whether you are a current or former client of the Funds.

                                         LAUDUS  [LOGO]
                                               FUNDS

                                    COMMAND PERFORMANCE

FOR MORE INFORMATION ABOUT THE FUNDS:

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides additional information about the Funds. It is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS:
Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may review and copy, for a fee, the Trust's Annual and Semi-Annual Reports and the SAI in person at, or by writing to, the Public Reference Section of the Commission, Washington D.C. 20549-0102, or by electronic request via e-mail at the following address: publicinfo@sec.gov. Information on the operation of the Commission's Public Reference Room can be obtained by calling 1-202-942-8090. You may obtain reports and other information about the Funds for free from the EDGAR database on the Commission's website at http://www.sec.gov.

You can get free copies of the SAI and the Annual and Semi-Annual Reports, request other information about the Funds or make shareholder inquiries by contacting the Funds at:

Barr Rosenberg Series Trust
(WHICH WILL BE RENAMED LAUDUS TRUST AS OF 3/30/04)
3435 Stelzer Road
Columbus, Ohio 43219
1.866.452.8387 Institutional Shares
1.866.452.8387 Registered Investment Professionals
1.800.447.3332 Investor and Adviser Shares

ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street
San Francisco, California 94104

SUBADVISER
AXA Rosenberg Investment Management LLC
Four Orinda Way, Building E
Orinda, California 94563

ADMINISTRATOR, TRANSFER AGENT AND
DIVIDENT PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIANS OF ASSETS
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

State Street Bank and Trust Company
Mutual Funds Division
Boston, Massachusetts 02102

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, California 94105

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

               Investment Company Act File No. 811-5547
               LR-0012/REG26642 (2/2004)

                  LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
               LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
                        LAUDUS ROSENBERG U.S. DISCOVERY FUND
                  LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
                     LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
              LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                           LAUDUS ROSENBERG EUROPEAN FUND
       LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
                    LAUDUS ROSENBERG U.S. LONG/SHORT EQUITY FUND
                   LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
                   LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 30, 2004

          This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated January
30, 2004 of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S.
Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg European Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg U.S. Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund of the Barr Rosenberg Series Trust (effective March 30, 2004, the Trust will change its name to the Laudus
Trust), as amended or supplemented from time to time (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus,
Ohio 43219.

          The Report of Independent Accountants and financial statements of the Funds included in the Trust's Annual Report for the period ended
March 31, 2003 (the "Annual Report") are incorporated herein by reference to such Annual Report. A copy of the Trust's Annual Report is available without charge upon request. You can get a copy of the Annual Report by contacting the Funds at: 1.800.555.5737 (for Institutional Shares), 1.800.447.3332 (for Investor and Adviser Shares) or 1.800.555.5737 (for Registered Investment Professionals).


                                                              LR-0025(1/2004-v1)

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES                                             2

PORTFOLIO TURNOVER                                                            12

INVESTMENT RESTRICTIONS                                                       12

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS                                14

MANAGEMENT OF THE FUNDS                                                       18

INVESTMENT ADVISORY AND OTHER SERVICES                                        23

PORTFOLIO TRANSACTIONS                                                        34

TOTAL RETURN CALCULATIONS                                                     37

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES                              40

DETERMINATION OF NET ASSET VALUE                                              52

PURCHASE AND REDEMPTION OF SHARES                                             53

FINANCIAL STATEMENTS                                                          53

APPENDIX A - PROXY VOTING POLICIES                                           A-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The investment objective and policies of each of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg European Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg U.S. Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund (each a "Fund" and, collectively, the "Funds") of the Trust are described in the Prospectus under the headings "Investment Objectives, Principal Investment Strategies and Summary of Principal Risks" and "Principal Risks."

          The Funds have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. The following is an additional description of certain investments of the Funds.

          CERTAIN HOLDINGS OF THE FUNDS (ALL FUNDS). To meet redemption requests or for investment purposes, each of these Funds may temporarily hold a portion of its assets in full faith and credit obligations of the United States government (e.g., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (specifically, rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by AXA Rosenberg to be of comparable quality to any of the foregoing.

          In connection with these holdings, each of the Funds may be subject to interest rate risk and credit risk. Interest rate risk is the risk that changes in interest rates will adversely affect the value of a Fund's debt securities. Debt securities constitute obligations of an issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of such securities to decline. Even the highest quality debt securities, including U.S. government securities, are subject to interest rate risk.

          Credit risk is the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. As noted above, however, the Funds will hold debt securities only of issuers with high credit ratings.

          INDEX FUTURES (ALL FUNDS). An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index at a given time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. A Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. A Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases it and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.

          In connection with a Fund's investment in common stocks, each Fund may invest in Index Futures while AXA Rosenberg seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. A Fund may also invest in Index Futures when AXA Rosenberg believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such stocks when they do become available. Through the use of Index Futures, a Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a Fund. A Fund may also use Index Futures in order to hedge its equity positions.

          In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

          A Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

          The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and the futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, with respect to the Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund and the Laudus Rosenberg Global

Long/Short Equity Fund, trading hours for Index Futures may not correspond perfectly to hours of trading on the Tokyo Stock Exchange. This may result in a disparity between the price of Index Futures and the value of the underlying Index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

          A Fund's use of Index Futures involves other risks. Positions in Index Futures may be closed out by a Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for a Fund to close its futures contract purchase, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

          Further, the ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.

          A Fund will not purchase Index Futures if, as a result, the Fund's initial margin deposits on transactions that do not constitute "bona fide hedging" under relevant regulations of the Commodities Futures Trading Commission ("CFTC") would be greater than 5% of the Fund's total assets. In addition to margin deposits, when a Fund purchases an Index Future, it is required to maintain, at all times while an Index Future is held by the Fund, cash, U.S. government securities or other high grade liquid securities in a segregated account with its Custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

          FOREIGN CURRENCY TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIOS). The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg European Fund and the Laudus Rosenberg Global Long/Short Equity Fund (collectively, the "International Equity Portfolios") do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, the Funds reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts (that is, to agree to buy or sell a specified currency at a specified price and future date) to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions. The Funds also reserve the right to purchase currency futures contracts and related options thereon for similar purposes. By entering into a futures or forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. For example, if AXA Rosenberg anticipates that the value of the yen will rise relative to the dollar, a Fund could purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against a currency-related increase in the price of yen-denominated securities such Fund intends to purchase. If AXA Rosenberg anticipates a fall in the value of the yen relative to the dollar, a Fund could sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If the International Equity Portfolios change their present intention and decide to utilize hedging strategies, futures contracts and related options will be used only as a hedge against anticipated currency rate changes (not for investment purposes) and all options on currency futures written by a Fund will be covered. These practices, if utilized, may present risks different from or in addition to the risks associated with investments in foreign currencies.

          CURRENCY FORWARD CONTRACTS (THE INTERNATIONAL EQUITY PORTFOLIOS). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

          CURRENCY FUTURES TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIOS). A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

          Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

          The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

          Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

          The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

          The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

          A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, U.S. government securities, or other high-grade liquid debt obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

          In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, U.S. government securities, or other high-grade liquid debt obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by a Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. government securities, or other high-grade liquid debt obligations equal in value to the difference.

          A Fund may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the Fund's total assets.

          LIMITATIONS ON THE USE OF CURRENCY FUTURES CONTRACTS (THE INTERNATIONAL EQUITY PORTFOLIOS). A Fund's ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in such transactions may be limited by tax considerations.

          RISK FACTORS IN CURRENCY FUTURES TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIOS). Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such an imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

          The successful use of transactions in futures and related options also depends on the ability of AXA Rosenberg to forecast correctly the direction and extent of exchange rate and stock price movements within a given time frame. It is impossible to forecast precisely what the market value of securities a Fund anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where a Fund seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the Fund contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When a Fund purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of the currency in which the securities the Fund anticipates purchasing are denominated, it is possible that the market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased. As a result, a Fund's total return for such period may be less than if it had not engaged in the forward or futures transaction.

          Foreign currency transactions that are intended to hedge the value of securities a Fund contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

          The amount of risk a Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

          The liquidity of a secondary market in a currency futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

          A Fund's ability to engage in currency forward and futures transactions may be limited by tax considerations.

          SHORT SALES (THE LONG/SHORT FUNDS). The Laudus Rosenberg U.S. Long/Short Equity Fund, the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund (collectively, the "Long/Short Funds") will seek to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

          A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

          REPURCHASE AGREEMENTS (ALL FUNDS). Each Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government, and there is a risk that the seller may fail to repurchase the underlying security. There is a risk, therefore, that the seller will fail to honor its repurchase obligation. In such event, the relevant Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including
(a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto, and (b) inability to enforce rights and the expenses involved in attempted enforcement.

          LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). Each Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by AXA Rosenberg to be of relatively high credit standing.

          ILLIQUID SECURITIES (ALL FUNDS). Each Fund may purchase "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.

          FOREIGN INVESTMENTS BY THE LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND, LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND, LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND, LAUDUS ROSENBERG U.S. DISCOVERY FUND, LAUDUS ROSENBERG U.S. LONG/SHORT EQUITY FUND, LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND, AND THE LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND. Although they invest primarily in securities principally traded in U.S. markets, these Funds may occasionally invest in and, in the case of the Laudus Rosenberg U.S. Long/Short Equity Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund, engage in short sales with respect to stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including currency blockage). A Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

          AMERICAN DEPOSITORY RECEIPTS (ALL FUNDS). Each Fund may invest in American Depository Receipts, or ADRs, which are U.S. dollar-denominated securities for foreign companies that are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. Each Fund may purchase foreign securities directly, as well as through ADRs.

          NOTICE FOR CHANGES IN CERTAIN INVESTMENT POLICIES. Each of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg European Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg U.S. Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund will give 60 days notice to its shareholders prior to altering its respective policy to invest, under normal circumstances, 80% of its assets in U.S. Large Capitalization Companies, U.S. Large Capitalization Companies, U.S. Small/Mid Capitalization Companies, U.S. Small Capitalization Companies, securities of large foreign companies, International Small Capitalization Companies, equity securities of companies traded principally in developed markets across Europe, U.S. large and mid capitalization equity securities, U.S. Equity Securities, equity securities and equity securities, respectively. For these purposes, "assets" means the respective Fund's net assets, plus the amount of any borrowings for investment purposes.

          NOTICE ON SHAREHOLDER APPROVAL. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                               PORTFOLIO TURNOVER

          A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. The portfolio turnover rate for the Laudus Rosenberg U.S. Small Capitalization Fund for the fiscal years ended March 31, 2003 and 2002 was 70.83% and 101.08%, respectively. The portfolio turnover rate for the Laudus Rosenberg U.S. Discovery Fund for the fiscal year ended March 31, 2003 and for the period from the commencement of its operations (9/4/01) through March 31, 2002, was 98.65% and 78.02%, respectively. The portfolio turnover rate for the Laudus Rosenberg U.S. Large Capitalization Fund for the period from the commencement of its operations (6/19/02) through March 31, 2003, was 100.79%. The portfolio turnover rate for the Laudus Rosenberg U.S. Large Capitalization Growth Fund for the fiscal years ended March 31, 2003 and 2002 was 68.73% and 111.54%, respectively. The portfolio turnover rate for the Laudus Rosenberg International Equity Fund for the fiscal years ended March 31, 2003 and 2002 was 138.85% and 132.84%, respectively. The portfolio turnover rate for the Laudus Rosenberg International Small Capitalization Fund for the fiscal years ended March 31, 2003 and 2002 was 129.34% and 147.52%, respectively. The portfolio turnover rate for the Laudus Rosenberg European Fund for the fiscal year ended March 31, 2003 and for the period from the commencement of its operations (7/23/01) through March 31, 2002, was 170.62% and 90.92%, respectively. The portfolio turnover rate for the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund for the fiscal years ended March 31, 2003 and 2002 was 185.66% and 313.22%, respectively. The portfolio turnover rate for the Laudus Rosenberg Value Long/Short Equity Fund for the fiscal years ended March 31, 2003 and 2002 was 209.95% and 126.45%, respectively. The portfolio turnover rate for the Laudus Rosenberg Global Long/Short Equity Fund for the fiscal years ended March 31, 2003 and 2002 was 189.09% and 231.34%, respectively. The Laudus Rosenberg U.S. Long/Short Equity Fund was not operational for the period ended March 31, 2003. As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.

                             INVESTMENT RESTRICTIONS

          Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such Fund:

          (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin. Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

          (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

          (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

          (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

          (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

          (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

          (7) Concentrate more than 25% of the value of its total assets in any one industry.

          (8) Invest in securities of other investment companies, except to the extent permitted by the 1940 Act, or by an exemptive order issued by the Securities and Exchange Commission.

          (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

          (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Funds' portfolio securities.

          (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction (4) above; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.)

          (12) With respect to 75% of its total assets, invest in a security if, as a result of such investment, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

          Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures.

          It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

          (a) Invest in warrants or rights (other than warrants or rights acquired by a Fund as a part of a unit or attached to securities at the time of purchase).

          (b) Write, purchase or sell options on particular securities (as opposed to market indices).

          (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

          (d) Make investments for the purpose of exercising control of a company's management.

          (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

          Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Regardless of such policy, if any Fund borrows an amount such that the asset coverage of its borrowing is less than 300 percent, then, within three days (not including Sundays and holidays) or such longer period as the Commission may prescribe through rules and regulations, such Fund will reduce the amount of its borrowings so that asset coverage is at least 300 percent

          The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

          The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." Each Fund intends to qualify each year as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related businesses; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

          If a Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

          In order to avoid an excise tax imposed on certain underdistributed amounts, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the Fund is permitted and so elects), and
(iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by a Fund in January of a year is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

          Each International Equity Portfolio may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Funds' investments, but, as discussed in the Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by each Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. A Fund may avoid this tax by making an election to mark certain of such securities to the market annually. Alternatively, where it is in a position to do so, a Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case different rules will apply, although the Funds generally do not expect to be in the position to make such elections.

          For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

          For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

          If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

          Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

          Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

          Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

          Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

          Under current law, each Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported income in the past or fails to certify that he is not subject to such withholding. However, the general back-up withholding rules set forth above will not apply to tax-exempt entities so long as each such entity furnishes a Fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.

          In order for a foreign investor to qualify for exemption from (or reduced rates for) back-up withholding tax under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

          To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

          Certain transactions effectively insulating a Fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as "constructive sales" for this purpose. A Fund that owns an appreciated financial position that enters into such a transaction generally recognizes gain for tax purposes prior to the generation of cash by such activities, which may require the Fund to sell assets to meet its distribution requirement.

          THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN ANY OF THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                             MANAGEMENT OF THE FUNDS

          The Trust's trustees oversee the general conduct of the Funds' business. Certain information concerning the Trustees is set forth below:


    NAME, ADDRESS* AND                                                               NUMBER OF
     AGE OF TRUSTEE;                                                               PORTFOLIOS IN              OTHER
   TERM OF OFFICE** AND                                                            FUND COMPLEX           DIRECTORSHIPS
     (LENGTH OF TIME                      PRINCIPAL OCCUPATION(S)                   OVERSEEN BY              HELD BY
       SERVED)++                            DURING PAST 5 YEARS                       TRUSTEE                TRUSTEE
Disinterested Trustees

Nils H. Hakansson+            Sylvan C. Coleman, Professor of Finance                   12#                   None
65 (13 years)                 and Accounting, Haas School of Business,
                              University of California, Berkeley, July
                              1969 to June 2003

William A. Hasler+            Co-Chief Executive Officer, Aphton Corporation            61##        Mr. Hasler is also a Trustee
62                            (bio-pharmaceuticals). Prior to August 1998,                          of each portfolio of The
                              Mr. Hasler was Dean of the Haas School of                             Charles Schwab Family of Funds,
                              Business at the University of California,                             Schwab Investments, Schwab
                              Berkeley (higher education).                                          Annuity Portfolios and Schwab
                                                                                                    Capital Trust (consisting of 49
                                                                                                    portfolios). He is on the Board
                                                                                                    of Directors of Solectron
                                                                                                    Corporation and is the
                                                                                                    Non-Executive Chairman
                                                                                                    (manufacturing). He is also on
                                                                                                    the Board of Directors of
                                                                                                    Airlease Ltd. (aircraft
                                                                                                    leasing), Mission West
                                                                                                    Properties (commercial real
                                                                                                    estate) and Digital Microwave
                                                                                                    Corporation (a network
                                                                                                    equipment corporation).

Mariann Byerwalter+           Chairman of JDN Corporate Advisory LLC. From              61##        Ms. Byerwalter is also a
43                            1996 to 2001, Ms. Byerwalter was the Vice                             Trustee of each portfolio of
                              President for Business Affairs and Chief                              The Charles Schwab Family of
                              Financial Officer of Stanford University and, in                      Funds, Schwab Investments,
                              2001, Special Adviser to the President of                             Schwab Annuity Portfolios and
                              Stanford University.                                                  Schwab Capital Trust
                                                                                                    (consisting of 49 portfolios).
                                                                                                    She is on the Board of Trustees
                                                                                                    of Stanford University, America
                                                                                                    First Companies, Omaha, NE
                                                                                                    (venture capital/fund
                                                                                                    management), Redwood Trust,
                                                                                                    Inc. (mortgage finance),
                                                                                                    Stanford Hospitals and Clinics,
                                                                                                    SRI International (research),
                                                                                                    PMI Group, Inc. (mortgage
                                                                                                    insurance) and Lucile Packard
                                                                                                    Children's Hospital; Director
                                                                                                    until 2002, LookSmart, Ltd. (an
                                                                                                    Internet infrastructure
                                                                                                    company).


Interested Trustee

Jeffrey M. Lyons***           Executive Vice President, Asset Management                61##        Mr. Lyons is also a Trustee of
48                            Products & Services since September 2001,                             each portfolio of The Charles
                              Charles Schwab & Co., Inc. Prior to September                         Schwab Family of Funds, Schwab
                              2001, Mr. Lyons was Executive Vice President,                         Investments, Schwab Annuity
                              Mutual Funds, Charles Schwab & Co., Inc.                              Portfolios and Schwab Capital
                                                                                                    Trust (consisting of 49
                                                                                                    portfolios).

----------

* The mailing address of each of the Trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.

**        There is no stated term of office for the Trustees of the Trust.

*** Mr. Lyons is an "interested person", as defined in the 1940 Act, because he is an employee of Charles Schwab & Co.

# This includes 11 series of the Trust and the sole series of the Barr Rosenberg Variable Insurance Trust.

## This includes 49 Schwab funds, 11 series of the Trust and the sole series of the Barr Rosenberg Variable Insurance Trust.

+         Member of the Audit Committee.

++ Mr. Hasler, Ms. Byerwalter and Mr. Lyons were elected to the Board of Trustees on January 30, 2004.

          The Trust has a standing Audit Committee. The members of the Audit Committee are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Trust's financial reporting process. The Audit Committee met once during the Fund's most recently completed fiscal year.

          The aggregate dollar range of securities in the Fund Complex owned by each Trustee is set forth below.


                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                      EQUITY SECURITIES IN THE
                                                                                      FAMILY OF INVESTMENT
                                                                                      COMPANIES* AS OF OCTOBER 15,
NAME OF TRUSTEE              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS           2003
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

Nils H. Hakansson            Laudus Rosenberg U.S. Small Capitalization Fund:                     $50,001-$100,000
                             $10,001-$50,000

                             Laudus Rosenberg U.S. Discovery Fund: None

                             Laudus Rosenberg U.S. Large Capitalization Fund: None

                             Laudus Rosenberg Enhanced 500 Fund: None

                             Laudus Rosenberg International Equity Fund: None

                             Laudus Rosenberg International Small Capitalization
                             Fund: $1-$10,000

                             Laudus Rosenberg European Fund: None

                             Laudus Rosenberg U.S. Long/Short Equity Fund: None

                             Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
                             Equity Fund: None

                             Laudus Rosenberg Value Long/Short Equity Fund:
                             $10,001-$50,000

Mariann Byerwalter           None                                                                 None

William A. Hasler            None                                                                 None

INTERESTED TRUSTEE

Jeffrey M. Lyons             None                                                                 None

----------
* The Family of Investment Companies includes 11 series of the Trust as well as the sole series of the Barr Rosenberg Variable Insurance Trust.

Certain information concerning the Trust's officers is set forth below.

    NAME, ADDRESS* AND AGE
         OF OFFICER;
     TERM OF OFFICE** AND                                                         PRINCIPAL OCCUPATION DURING PAST 5
   (LENGTH OF TIME SERVED)          POSITION WITH THE TRUST                                      YEARS
------------------------------   -----------------------------   -------------------------------------------------------------------
Jana Thompson, 44                President and Chief             Vice President, Charles Schwab & Co., Inc., 2000-present; Managing
(1/04 - present)                 Executive Officer               Director, High-Yield Sales, Fleet Securities, Inc. 1998-1999.
                                 1/04 - present

Alice Schulman, 53               Clerk                           Vice President, Charles Schwab & Co.; Assistant Secretary, Charles
(1/04 - present)                 1/04 - present                  Schwab Investment Management, Charles Schwab Bank, N.A. & Schwab
                                                                 Funds.

Elizabeth Lawrence, 39           Vice President                  Senior Vice President, BISYS Fund

    NAME, ADDRESS* AND AGE
         OF OFFICER;
     TERM OF OFFICE** AND                                                         PRINCIPAL OCCUPATION DURING PAST 5
   (LENGTH OF TIME SERVED)          POSITION WITH THE TRUST                                      YEARS
------------------------------   -----------------------------   -------------------------------------------------------------------
(16 months)                                                      Services, 2001 to present; Vice President and Senior Manager,
                                                                 Client Services and Operations, PFPC, Inc., 1999 to 2001;
                                                                 Director of Client Services, PFPC, Inc., 1997 to 1999.

Troy Sheets, 32                  Chief Financial Officer         Vice President of Financial Services, BISYS Fund Services, 2002 to
(14 months)                                                      present; Senior Manager, KPMG LLP, 1993 to 2002.


    NAME, ADDRESS* AND AGE
         OF OFFICER;
     TERM OF OFFICE** AND                                                         PRINCIPAL OCCUPATION DURING PAST 5
   (LENGTH OF TIME SERVED)          POSITION WITH THE TRUST                                      YEARS
------------------------------   -----------------------------   -------------------------------------------------------------------
Alison Baur, 39                  Chief Legal Officer             Vice President & Associate General Counsel, Charles Schwab & Co.,
(1/04 - present)                                                 Inc; Chief Legal Officer & Secretary, Excelsior Funds; Chief
                                                                 Legal Officer, Excelsior Directional Hedge Fund and Excelsior
                                                                 Private Equity Funds.

Ryan Louvar, 31                  Clerk                           Counsel of Legal Services, BISYS Fund Services, 2000 to present;
(16 months)                                                      Attorney, Hill, Farrer & Burrill LLP, 1999 to 2000; Attorney, Knapp
                                                                 Petersen & Clarke, PC, 1997 to 1999.

Alaina V. Metz, 36               Assistant Clerk                 Chief Administrative Officer, BISYS Fund Services, 1995 to present.
(6 years)

* The mailing address of each of the officers is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.

**        There is no stated term of office for the officers of the Trust.

          The principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

TRUSTEE COMPENSATION. The Trust currently pays the Trustees other than those who are interested persons of the Trust or CSIM an annual fee of $45,540 plus an additional fee for each meeting attended. The Trust does not pay any pension or retirement benefits for its Trustees. The Trust does not pay any compensation to officers or Trustees of the Trust other than those Trustees who are not interested persons of the Trust or CSIM. Effective February 2, 2004, the compensation for the Trustees will change. After that date, the Trust will pay each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,788 and an additional $3,790 for each regular meeting attended. In addition, a retirement plan will be instituted for all of the Trustees of the Trust. The following table sets forth information concerning the total compensation accrued and payable to each of the Trustees of the Trust or CSIM in the fiscal year ended March
31, 2003:

                                                    PENSION OR
                                                    RETIREMENT
                                     AGGREGATE       BENEFITS        ESTIMATED       TOTAL COMPENSATION
                                   COMPENSATION     ACCRUED AS        ANNUAL        FROM REGISTRANT AND
                                       FROM        PART OF FUND    BENEFITS UPON     FUND COMPLEX* PAID
   NAME OF PERSON, POSITION          REGISTRANT      EXPENSES       RETIREMENT          TO DIRECTORS
   ------------------------        ------------    ------------    -------------   ----------------------
Disinterested Trustees

Nils H. Hakanson, Trustee           $ 85,965**          0                  0        $ 85,965

Dwight M. Jaffee+                   $ 85,965**          0                  0        $ 85,965

William F. Sharpe+                  $ 85,965**          0                  0        $ 85,965

Mariann Byerwalter++                       0            0                  0

William A. Hasler++                        0            0                  0

* As of March 31, 2003, the Fund Complex consisted of eleven funds, all of which are series of the Barr Rosenberg Series Trust - AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund, AXA Rosenberg U.S. Long/Short Equity Fund, AXA Rosenberg U.S.
     Large/Mid Capitalization Long/Short Equity Fund, AXA Rosenberg Value Long/Short Equity Fund and AXA Rosenberg Global Long/Short Equity
     Fund. As of May 1, 2003, the Fund Complex consisted of twelve funds with the addition of a series of the Barr Rosenberg Variable Insurance
     Trust - AXA Rosenberg VIT Value Long/Short Equity Fund.

** Reflects fees accrued for the fiscal year regardless of the actual payment date.

+ Messrs. Jaffee and Sharpe retired from the Board of Trustees as of January 30, 2004.

++ Ms. Byerwalter and Mr. Hasler were elected to the Board of Trustees on January 30, 2004.

          Mss. Thompson, Schulman and Baur, each being an employee of CSIM or its affiliates, will each benefit indirectly from the management fees paid by the Trust to CSIM, but receive no direct compensation from the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

          INVESTMENT ADVISORY CONTRACTS.

          About CSIM

          CSIM is a wholly owned subsidiary of The Charles Schwab
Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.

          As of December 31, 2003, CSIM managed 49 mutual funds and approximately $140 billion in assets. Information about those funds managed by CSIM with investment objectives and policies similar to those of the Funds is set forth below.

          Principal Executive Officers and Directors - Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

NAME                               POSITION
----                               --------
Randall W. Merk..................  Director, President and Chief Executive Officer

Charles R. Schwab................  Chairman and Director

Stephen B. Ward..................  Director, Senior Vice President and Chief Investment Officer

          As disclosed in the Prospectus under the heading "Management of the Funds," under management contracts (each a "Management Contract") between the Trust, on behalf of each Fund, and CSIM, subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, CSIM furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with CSIM. In addition, pursuant to a Subadviser Agreement among CSIM, AXA Rosenberg and the Trust, AXA Rosenberg will furnish continuously an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities.

          Each of the Funds has agreed to pay CSIM a monthly management fee at the annual percentage rate of the relevant Fund's average daily net assets set forth in the Prospectus. CSIM has agreed with the Trust that it will waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until 3/31/07 (unless the expense limitation agreement between CSIM and the Trust (the "Fee Limitation Agreement") is extended, modified or terminated by mutual agreement of the Trust and CSIM) so that each Fund's total annual operating expenses (exclusive of nonrecurring account fees, extraordinary expenses, dividends and interest on securities sold short, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees) applicable to each class will not exceed the current limit (as stated in the Fee Limitation Agreement). In addition, CSIM's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

          Each Management Contract provides that CSIM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

          Each Management Contract will continue in effect for a period no more than two years from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of CSIM or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to CSIM or by CSIM to the Trust.

TRUSTEES' CONSIDERATIONS

          In determining to approve the Funds' Management Contracts, the Trustees met with the relevant investment advisory personnel from CSIM and considered information provided by CSIM. The Trustees received written and oral information from CSIM regarding CSIM's key personnel and its experience in managing mutual funds. The Trustees reviewed CSIM's qualifications to act as investment adviser to the Funds. In response to public filings and private conversation with representatives of CSIM regarding investigations and allegations of market timing and late day trading at U.S. Trust Corporation, a subsidiary of the Charles Schwab Corporation, the Trustees considered CSIM's confirmation to the Trustees that, to date, it has found no improper or illegal trading by CSIM's personnel for their own accounts, or any special arrangements between CSIM and third parties to permit market timing or illegal late day trading of the SchwabFunds. In recommending that shareholders approve each Management Contract, the Trustees carefully evaluated the experience of CSIM's key personnel in institutional investing and the quality of services CSIM is expected to provide to each Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the nature and quality of services expected to be rendered to each Fund by CSIM; (3) the benefits that might accrue to the Funds, including increased efficiencies and economics of scale, as result of the size and depth of CSIM's and its affiliates' mutual fund organizations; (4) the distinct investment objective and policies of each Fund; (5) the history, reputation, qualification and background of CSIM as well as the qualifications of its personnel and its financial condition;
(6) its performance record; (7) CSIM's compliance infrastructure, including systems and procedures designed to comply with recent federal regulations affecting mutual funds; (8) CSIM and its affiliates' ability to support the growth of assets invested in the Funds; (9) CSIM's experience overseeing, monitoring and supervising the services of subadvisers to certain funds for which it currently serves as investment adviser; and (10) other factors deemed relevant. The Trustees also reviewed the fees to be paid to CSIM by each Fund under each Management Contract in comparison to those being charged generally in the relevant segment of the mutual fund business.

          Based on the foregoing, the Trustees concluded that the fees to be paid to CSIM under the Management Contracts are fair and reasonable, given the scope and quality of the services rendered by CSIM. The Funds have not yet paid CSIM any management fees.

          SUBADVISORY AGREEMENT.

          About AXA Rosenberg

          AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P.

          AXA IM Rose Inc. is wholly-owned by AXA IM Holding U.S. Inc. AXA IM Holding Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonym, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA Assurances IARD, a French societe anonym. AXA UK Plc, a British public limited company, AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG owned by AXA SA (more than 90% directly).

          Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles
Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.

          AXA Rosenberg is located at Four Orinda Way, Building E, Orinda, California 94563.

          Kenneth Reid, Barr M. Rosendberg and Marlis S. Fritz, the former general partners of Rosenberg Institutional Equity Management, the predecessor to AXA Rosenberg, may be deemed to be controlling persons of AXA Rosenberg as a result of their interests in AXA Rosenberg Group LLC, the parent of AXA Rosenberg.

          The following is a list of the directors and principal executive officers of AXA Rosenberg. The principal business address of the directors and the principal executive officers, as it relates to their duties at AXA Rosenberg, is the same as the address of AXA Rosenberg.

Principal Executive Officers and Directors

NAME                      POSITION
----                      --------
Stephane Prunet.........  Global Chief Executive Officer

Edward H. Lyman.........  President

Kenneth Reid............  Global Chief Investment Officer

William E. Ricks........  Chief Executive officer and Chief Investment Officer of North America

Barr Rosenberg..........  Chairman

          The Trust, CSIM and AXA Rosenberg have entered into an Agreement on behalf of each Fund with AXA Rosenberg by which AXA Rosenberg will act as subadviser to the Funds (each a "Subadviser Agreement"). Under each Subadviser Agreement, AXA Rosenberg, at its expense, will furnish continuously an investment management program for the particular Fund and will make investment decisions on behalf of such Fund and place all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees.

          The Funds do not pay AXA Rosenberg's compensation under the Subadviser Agreements: CSIM pays it, and for any given year it will never be payable at a rate that exceeds 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by each Fund under the Management Contracts. The compensation payable by CSIM to AXA Rosenberg in respect of each Fund under the respective Subadviser Agreement is payable quarterly (at the end of each quarter) as a portion of such Fund's average daily net assets, and, beginning one year after AXA Rosenberg becomes subadviser, will be adjusted (up or down) if such Fund outperforms or underperforms its benchmark by 1.0%, 2% and 2.5% for Group A, B and C Funds, respectively, or more. This way, AXA Rosenberg has monetary incentive to achieve good performance and avoid poor performance for each Fund. Starting in 2008 and in each year thereafter, AXA Rosenberg may be entitled to an additional rate of compensation from CSIM if the assets under management for all Funds (other than the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not reached certain levels, but, as noted above, it will never be entitled to a rate of compensation that is more than 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by each Fund under the Management Contracts.

BASE SUBADVISORY FEE

          This section describes the base subadvisory fee payable by CSIM to AXA Rosenberg. As described more fully below, CSIM will pay a flat fee to AXA Rosenberg in respect of each Fund's average daily net assets up to the amount of assets in such Fund at the time AXA Rosenberg becomes subadviser (the Fund's "Existing Assets"). With respect to assets in excess of a Fund's Existing Assets, the fee arrangements are proposed to be different for the Laudus Rosenberg U.S. Small Capitalization Fund than for the other Funds. The following subsections describe the arrangements for the other Funds and the Laudus Rosenberg U.S. Small Capitalization Fund, respectively, with respect to those assets. Please remember, however, that all the fees described on this and the following three pages are paid by CSIM to AXA Rosenberg; they do not affect how much you pay or your Fund pays.

          Unless the fee payable to CSIM under each Management Contract is increased by the relevant Fund's shareholders (in which case the base subadvisory fee would also be increased for that Fund), the base subadvisory fee payable by CSIM to AXA Rosenberg will never exceed the percentage listed in the table below in the "Existing Assets" row of such Fund's average daily net assets on an annual basis, and it will be lower than that for Fund assets above certain thresholds, as described below. As shown in the table below, CSIM will pay AXA Rosenberg a percentage (on an annual basis) of each Fund's Existing Assets.

ALL FUNDS OTHER THAN THE LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND. For any quarter during which a Fund's average daily net assets exceed its Existing Assets, CSIM will pay AXA Rosenberg a lower percentage (on an annual basis) of such Fund's portion, if any, of the average daily net assets of all Funds (excluding the assets of the Laudus Rosenberg U.S. Small Capitalization Fund, but including the assets of the Laudus Rosenberg VIT Value Long/Short Equity Fund) that exceed the aggregate Existing Assets of all such Funds, but fall short of $2.5 billion (the Fund's "Second Tier Assets"). For any quarter during which a Fund's average daily net assets exceed its Existing Assets AND the average daily net assets of all Funds (excluding the assets of the Laudus Rosenberg U.S. Small Capitalization Fund, but including the assets of the Laudus Rosenberg VIT Value Long/Short Equity Fund) exceed $2.5 billion, CSIM will pay AXA Rosenberg a still lower percentage (on an annual basis) of such Fund's portion of its excess (the Fund's "Third Tier Assets").

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND. The base annual subadvisory fee payable to AXA Rosenberg by CSIM with respect to the Laudus Rosenberg U.S. Small Capitalization Fund may also be adjusted if the gross advisory fee payable to CSIM by the Fund is adjusted by the Trustees or the Fund's shareholders, and will also be subject to "break points," currently as follows (on an annualized basis): 0.72% of the Fund's average daily net assets up to its Existing Assets; and 0.405% of the Fund's average daily net assets in excess of its Existing Assets.


FUND                                                           BASE SUBADVISORY FEE*
----                                                           ---------------------
Laudus Rosenberg U.S. Discovery Fund                           0.405% of Existing Assets
                                                               0.36% of Second Tier Assets
                                                               0.27% of Third Tier Assets

Laudus Rosenberg U.S. Large Capitalization Fund                0.338% of Existing Assets
                                                               0.30% of Second Tier Assets
                                                               0.225% of Third Tier Assets

Laudus Rosenberg U.S. Large Capitalization Growth Fund         0.338% of Existing Assets
                                                               0.30% of Second Tier Assets
                                                               0.225% of Third Tier Assets

Laudus Rosenberg International Equity Fund                     0.383% of Existing Assets
                                                               0.34% of Second Tier Assets
                                                               0.255% of Third Tier Assets

Laudus Rosenberg International Small Capitalization Fund       0.45% of Existing Assets
                                                               0.40% of Second Tier Assets
                                                               0.30% of Third Tier Assets


FUND                                                           BASE SUBADVISORY FEE*
----                                                           ---------------------
Laudus Rosenberg European Fund                                 0.338% of Existing Assets
                                                               0.30% of Second Tier Assets
                                                               0.225% of Third Tier Assets

Laudus Rosenberg U.S. Long/Short Equity Fund                   0.5625% of Existing Assets
                                                               0.50% of Second Tier Assets
                                                               0.375% of Third Tier Assets

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund                                                  0.45% of Existing Assets
                                                               0.40% of Second Tier Assets
                                                               0.30% of Third Tier Assets

Laudus Rosenberg Value Long/Short Equity Fund                  0.675% of Existing Assets
                                                               0.60% of Second Tier Assets
                                                               0.45% of Third Tier Assets

Laudus Rosenberg Global Long/Short Equity Fund                 0.675% of Existing Assets
                                                               0.60% of Second Tier Assets
                                                               0.45% of Third Tier Assets

Laudus Rosenberg U.S. Small Capitalization Fund                0.72% of Existing Assets
                                                               0.405% of All other Assets

---------------

* As noted above, the rates for any Fund set forth in the table are expected to be adjusted if the gross advisory fee rates payable to CSIM by such Fund are adjusted by the Trustees or the shareholders of such Fund.


PERFORMANCE ADJUSTMENT

          As noted above, the compensation payable to AXA Rosenberg by CSIM under the Subadviser Agreements is structured to provide monetary incentive to AXA Rosenberg to achieve good performance and avoid poor performance. In particular, AXA Rosenberg's compensation in respect of a Fund will be increased for any quarter in which such Fund's performance exceeds that of its benchmark by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds (as listed in the table below), respectively.


          GROUP A                   GROUP B                    GROUP C
          -------                   -------                    -------
         U.S. Large                U.S Small         U.S. Long/Short Equity Fund
     Capitalization Fund     Capitalization Fund     U.S. Large/Mid Capitalization
 U.S. Large Capitalization   U.S. Discovery Fund          Long/Short Equity Fund
         Growth Fund         International Small       Value Long/Short Equity Fund
     International Equity    Capitalization Fund        Global Long/Short Equity Fund
            Fund
       European Fund

          Conversely, AXA Rosenberg's compensation will be decreased for any quarter in which a Fund's performance falls short of its benchmark's performance by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds, respectively. More specifically, the fee payable to AXA Rosenberg will be increased or decreased by a performance component (the "Performance Adjustment") that will vary proportionately with the difference between (a) the investment performance of the relevant Fund over a rolling three-year period* minus the investment record of the respective benchmark (as set forth in the chart below) over the same period, expressed as a percentage, whether the result is positive or negative, and (b) (i) 1.0% for Group A Funds, (ii) 2.0% for Groups B Funds, or 2.5% for Group C Funds.


FUND                                                   BENCHMARK
----                                                   ---------
Laudus Rosenberg U.S. Large Capitalization Fund        Russell 1000 Index

Landus Rosenberg U.S. Large Capitalization
 Growth Fund                                           Russell 1000 Growth Fund Index

Laudus Rosenberg U.S. Discovery Fund                   Russell 2500 Index

Laudus Rosenberg U.S. Small Capitalization Fund        Russell 2000 Index

Laudus Rosenberg International Equity Fund             MSCI EAFE Index

Laudus Rosenberg International Small
 Capitalization Fund                                   Nomura Global Small Cap Index

Laudus Rosenberg European Fund                         MSCI Europe Index

Laudus Rosenberg U.S. Large/Mid Capitalization
 Long/Short Equity Fund                                90 Day T-Bill

Laudus Rosenberg U.S. Long/Short Equity Fund           90 Day T-Bill

Laudus Rosenberg Global Long/Short Equity Fund         90 Day T-Bill

Laudus Rosenberg Value Long/Short Equity Fund           90 day T-Bill

          The Performance Adjustment (whether positive or negative) for a Fund will never be charged at a rate that exceeds 5% of the gross advisory fee rate payable to CSIM with respect to such Fund (the "Maximum Performance Adjustment"). The Maximum Performance Adjustment will be made when the Fund's performance reaches plus or minus 2.0%, 4.0% and 5.0% in relation to the relevant benchmark for Funds falling within Groups A, B and C, respectively (the "Maximum Adjustment Performance Point"). There will be no Performance Adjustment when the performance difference (between the Fund and the relevant benchmark) is between 1% and -1% for Group A Funds, 2% and -2% for Group B Funds, or 2.5% and -2.5% for Group C Funds and, starting at 1% or -1% (as the case may be) for Group A Funds, 2% or -2% (as the case may be) for Group B Funds, or 2.5% or -2.5% (as the case may be) for Group C Funds, it shall increase (or decrease in the case of a negative Performance Adjustment) based on a constant ratio until the Maximum Adjustment Performance Point is reached.

          The following table provides examples of how different levels of Fund performance will generate different adjustments to the compensation payable by CSIM to AXA Rosenberg under the proposed arrangements.


PERCENTAGE BY WHICH                                                     PERFORMANCE ADJUSTMENT
FUND PERFORMANCE                                                   (AS A PERCENTAGE OF THE GROSS RATE OF
EXCEEDS OR FALLS SHORT                                            COMPENSATION PAYABLE BY EACH FUND TO CSIM)
OF ITS BENCHMARK'S                                                  FUND           FUND             FUND
PERFORMANCE                                                       GROUP A         GROUP B          GROUP C
----------------------                                            -------         -------          -------
5.0% (and all higher %s)                                             5%             5%               5%
4.5%                                                                 5%             5%               4%
4.0%                                                                 5%             5%               3%
3.5%                                                                 5%            3.75%             2%
3.0%                                                                 5%            2.5%              1%
2.5%                                                                 5%            1.25%             0
2.0%                                                                 5%              0               0
1.5%                                                                2.5%             0               0
1.0%                                                                 0               0               0

* Until AXA Rosenberg has been subadviser for twelve calendar quarters (including the quarter in which it becomes subadviser), the rolling period will be the period that has elapsed since AXA Rosenberg has been subadviser. No Performance Adjustment will be made until AXA Rosenberg has been subadviser for at least four calendar quarters (including such quarter).


PERCENTAGE BY WHICH                                                     PERFORMANCE ADJUSTMENT
FUND PERFORMANCE                                                   (AS A PERCENTAGE OF THE GROSS RATE OF
EXCEEDS OR FALLS SHORT                                            COMPENSATION PAYABLE BY EACH FUND TO CSIM)
OF ITS BENCHMARK'S                                                  FUND           FUND             FUND
PERFORMANCE                                                       GROUP A         GROUP B          GROUP C
----------------------                                            -------         -------          -------
0.5%                                                                 0                0               0
-0.5%                                                                0                0               0
-1.0%                                                                0                0               0
-1.5%                                                              -2.5%              0
-2.0%                                                               -5%               0               0
-2.5%                                                               -5%            -1.25%             0
-3.0%                                                               -5%             -2.5             -1%
-3.5%                                                               -5%            -3.75             -2%
-4.0%                                                               -5%             -5%              -3%
-4.5%                                                               -5%             -5%              -4%
-5.0% (and all lower %s)                                            -5%             -5%              -5%


ASSETS UNDER MANAGEMENT ADJUSTMENT (APPLICABLE TO ALL FUNDS EXCEPT THE LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND).

          Finally, to protect AXA Rosenberg, its compensation from CSIM for each Fund will be adjusted upward if the Funds collectively do not grow as planned over the first few years after the proposed new management and subadvisory arrangements are in place; bear in mind, however, that for any given year it will never exceed 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by any Fund under the Management Contracts. As noted above, beginning in 2008, CSIM will pay AXA Rosenberg a higher percentage of each Fund's average daily net assets if the average daily net assets of all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not reached certain thresholds. Specifically, if the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not achieved assets under management of at least $2.025 billion and the S&P 500 Index-R- is above 1,000 by calendar year-end 2007, the base subadvisory fee for 2008 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.

          In the event that the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not achieved assets under management of at least $2.775 billion and the S&P 500 Index-R- is above 1,000 by calendar year-end 2008, then the base subadvisory fee for 2009 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.

          For each year thereafter, in the event that (i) the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not by year-end achieved 50% of the end of period assets under management target (which shall not be lower than the 2008 target) recommended by CSIM and AXA Rosenberg, and (ii) the S&P 500 Index-R- is above 1,000, then the base subadvisory fee for the following year will be adjusted upward by an amount equal to 5% of the gross base investment subadvisory fee payable to CSIM with respect to each Fund.

          In each case, the Performance Adjustment and the assets under management adjustment will be made independently of each other.

TRUSTEES' CONDSIDERATIONS

          In recommending that shareholders approve each Subadviser Agreement, the Trustees carefully evaluated the experience of AXA Rosenberg's key personnel in institutional investing and the quality of services
AXA Rosenberg is expected to provide, and has in the past provided, to the Funds, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds, including those that have subadvisory relationships;
(2) the performance of the Funds since the commencement of their operations;
(3) the nature and quality of services expected to be rendered to the Funds by AXA Rosenberg; (4) the distinct investment objectives and policies of the Funds; (5) the history, reputation, qualification and background of AXA Rosenberg as well as the qualifications of its personnel and its financial condition; (6) its performance record; and (7) other factors deemed relevant. The Trustees also reviewed the fees to be paid AXA Rosenberg under the agreement in comparison to those being charged in the relevant segment of the mutual fund business and considered the appropriateness of the weighting given to the fixed and variable components of such fees. Also influencing the Board's decision were considerations of whether the Performance Adjustment is reasonably structured, and in particular whether it (a) will unduly reward AXA Rosenberg for random short-term fluctuations in the market, (b) will be measured against an appropriate benchmark, (c) will give rise to significant costs in connection with the implementation or adjustment of such benchmark, or (d) will give rise to volatility in AXA Rosenberg's fee revenues that would have a significant impact on its financial health and, in particular, on its ability to provide quality services to the Funds. In this regard, the Trustees also considered the fact that CSIM, and not the shareholders of the Funds, would pay or recoup any Performance Adjustment to the fee payable to AXA Rosenberg.

          Based on this evaluation, the Trustees considered whether each Subadviser Agreement would be in the best interests of each Fund and its shareholders. One of the issues influencing the Trustees' decision was that AXA Rosenberg has been the investment adviser to the Funds since their inception, and that it will continue to manage the assets of the Funds on a day-to-day basis. Accordingly, for the reasons noted above, together with other factors and information considered relevant, the Trustees concluded that the Subadviser Agreement would be in the best interest of the Funds and their shareholders.

          The Funds have not yet paid AXA Rosenberg any fees for its services as subadviser. However, for the periods indicated below, AXA Rosenberg acted as investment adviser to the Funds.

          During the last three fiscal years, the Laudus Rosenberg U.S. Small Capitalization Fund owed, (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg, in its capacity as adviser, has waived, the following amounts:

TIME PERIOD                                       MANAGEMENT FEE   AMOUNT WAIVED
4/1/00 -- 3/31/01                                  $ 4,139,900      $   195,127
4/1/01 -- 3/31/02                                  $ 4,499,288      $   434,809
4/1/02 -- 3/31/03                                  $ 5,509,497      $   472,077

          Since its inception on September 4, 2001, the Laudus Rosenberg U.S. Discovery Fund owed AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

TIME PERIOD                                       MANAGEMENT FEE   AMOUNT WAIVED
9/4/01 -- 3/31/02                                  $    13,702      $    13,702
4/1/02 -- 3/31/03                                  $    87,552      $    87,552

          Since its inception on June 19, 2002, the Laudus Rosenberg U.S. Large Capitalization Fund owed AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

TIME PERIOD                                       MANAGEMENT FEE   AMOUNT WAIVED
6/19/02 -- 3/31/03                                 $    67,141      $    67,141

          Since its inception on June 7, 2000, the Laudus Rosenberg U.S. Large Capitalization Growth Fund owed AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

TIME PERIOD                                       MANAGEMENT FEE   AMOUNT WAIVED
6/7/00 -- 3/31/01                                  $    18,828      $    18,828
4/1/01 -- 3/31/02                                  $    20,414      $    20,414
4/1/02 -- 3/31/03                                  $    19,168      $    19,168

          Since its inception on June 7, 2000, the Laudus Rosenberg International Equity Fund owed AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

TIME PERIOD                                       MANAGEMENT FEE   AMOUNT WAIVED
6/7/00 -- 3/31/01                                  $    63,155      $    63,155
4/1/01 -- 3/31/02                                  $    71,260      $    71,260
4/1/02 -- 3/31/03                                  $    61,051      $    61,051

          During the last three fiscal years, the Laudus Rosenberg International Small Capitalization Fund owed (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

TIME PERIOD                                       MANAGEMENT FEE   AMOUNT WAIVED
4/1/00 -- 3/31/01                                  $   466,451      $   175,323
4/1/01 -- 3/31/02                                  $   388,301      $   273,849
4/1/02 -- 3/31/03                                  $   338,099      $   338,099

          Since its inception on July 23, 2001, the Laudus Rosenberg European Fund owed AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

TIME PERIOD                                       MANAGEMENT FEE   AMOUNT WAIVED
7/23/01 -- 3/31/02                                 $    36,546      $    36,546
4/1/02 -- 3/31/03                                  $    47,664      $    47,664

          During the last three fiscal years, the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund owed (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

TIME PERIOD                                       MANAGEMENT FEE   AMOUNT WAIVED
4/1/00 -- 3/31/01                                  $   169,205      $    69,920
4/1/01 -- 3/31/02                                  $   118,943      $    88,373
4/1/02 -- 3/31/03                                  $   195,277      $   152,371

          During the last three fiscal years, the Laudus Rosenberg Value Long/Short Equity Fund owed (and, to the extent not waived, paid to)
AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts

TIME PERIOD                                       MANAGEMENT FEE   AMOUNT WAIVED
4/1/00 -- 3/31/01                                  $ 1,079,758      $   179,348
4/1/01 -- 3/31/02                                  $ 1,047,980      $   178,679
4/1/02 -- 3/31/03                                  $ 2,016,922      $   312,059

          Since its inception on September 29, 2000, the Laudus Rosenberg Global Long/Short Equity Fund owed (and, to the extent not waived, paid to) AXA Rosenberg as management fees, and AXA Rosenberg has waived, the following amounts:

TIME PERIOD                                       MANAGEMENT FEE   AMOUNT WAIVED
9/29/00 -- 3/31/01                                 $   133,696      $    79,210
4/1/01 -- 3/31/02                                  $   175,664      $   161,003
4/1/02 -- 3/31/03                                  $   250,834      $   230,466

          The Laudus Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

          ADMINISTRATIVE SERVICES. The Trust has entered into a Fund Administration Agreement with BISYS Fund Services Ohio, Inc. (in such capacity, the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, the Administrator is entitled to receive a complex level fee, payable monthly, based on the average daily net assets of the Trust. The Administration fees will be calculated as follows:

AVERAGE DAILY NET ASSETS                 FEE
--------------------------------------------------------------------------------
$0-$25 million                           No fees charged by the Administrator

$25-$500 million                         0.09% on the assets over $25 million

$500 million-$1 billion                  0.07% on the assets over $500 million

Above $1 billion                         0.04% on the assets over $1 billion

          The Trust's principal underwriter is an affiliate of the Administrator. For the periods indicated, the Administrator was entitled to receive, and waived, the following amounts:

                                                                   ENTITLED TO
FUND                                    TIME PERIOD                  RECEIVE       WAIVED
----                                    -----------                -----------     ------
Laudus Rosenberg U.S. Small             4/1/02 to 3/31/03          $   920,138   $   382,137
Capitalization Fund                     4/1/01 to 3/31/02          $   743,306   $   276,515
                                        4/1/00 to 3/31/01          $   691,678   $   253,521

Laudus Rosenberg U.S. Discovery Fund    4/1/02 to 3/31/03          $    14,332   $    14,332
                                        9/4/01 (inception date)
                                        to 3/31/02                 $     2,253   $     2,253

Laudus Rosenberg U.S. Large             6/20/02 (inception date)   $    12,976   $    12,976
Capitalization Fund                     to 3/31/03

Laudus Rosenberg U.S. Large             4/1/02 to 3/31/03          $     5,767   $     5,767
Capitalization Growth Fund              4/1/01 to 3/31/02          $     6,084   $     6,084
                                        6/7/00 (inception date)
                                        to 3/31/01                 $     5,596   $     5,596

Laudus Rosenberg International Equity   4/1/02 to 3/31/03          $    10,829   $    10,829
Fund                                    4/1/01 to 3/31/02          $    12,526   $    12,526
                                        6/7/00 (inception date)
                                        to 3/31/01                 $    11,032   $    11,032


Laudus Rosenberg International Small    4/1/02 to 3/31/03          $    50,811   $    23,244
Capitalization Fund                     4/1/01 to 3/31/02          $    58,079   $    21,569
                                        4/1/00 to 3/31/01          $    70,360   $    25,703

Laudus Rosenberg European Fund          4/1/02 to 3/31/03          $     9,589   $     9,589
                                        7/23/01 (inception date)
                                        to 3/31/02                 $     7,128   $     7,128

Laudus Rosenberg U.S. Large/Mid         4/1/02 to 3/31/03          $    28,795   $    22,114
Capitalization Long/Short Equity Fund   4/1/01 to 3/31/02          $    17,770   $    17,770
                                        4/1/00 to 3/31/01          $    25,835   $    21,655

Laudus Rosenberg Value Long/Short       4/1/02 to 3/31/03          $   200,912   $    83,455
Equity Fund                             4/1/01 to 3/31/02          $   104,051   $    38,675
                                        4/1/00 to 3/31/01          $    98,986   $    36,139

Laudus Rosenberg Global Long/Short      4/1/02 to 3/31/03          $    24,923   $    24,923
Equity Fund                             4/1/01 to 3/31/02          $    17,533   $    17,533
                                        9/29/00 (inception date)
                                        to 3/31/01                 $    13,113   $    13,113

          The Laudus Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

          The Trust has also entered into a Fund Accounting Agreement with BISYS Fund Services Ohio, Inc. (in such capacity, the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive an annual fee of $30,000 for each of the Laudus
Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg International Small Capitalization Fund, and $40,000, plus an additional fee of $12,500
(for each class, in excess of two classes, added prior to 6/30/03) and $10,000 (for each class in excess of two classes added after 6/30/03) for each of the other Funds of the Trust. The Trust's principle underwriter is an affiliate of the Fund Accountant. For the periods indicated, the Funds paid, and the Fund Accountant waived, the following amounts in fund accounting fees:

                                                                                                      AMOUNT
                     FUND                                   TIME PERIOD               AMOUNT PAID     WAIVED
                     ----                                   -----------               -----------     ------
Laudus Rosenberg U.S. Large Capitalization      6/20/02 (inception date) to 3/31/03   $    58,399     $    0
Fund

Laudus Rosenberg U.S. Large Capitalization      4/1/02 to 3/31/03                     $    80,592     $    0
Growth Fund                                     4/1/01 to 3/31/02                     $    70,772     $    0
                                                6/7/00 (inception date) to 3/31/01    $    46,230     $    0

Laudus Rosenberg U.S. Discovery Fund            4/1/02 to 3/31/03                     $    89,937     $    0
                                                9/4/01 (inception date) to 3/31/02    $    41,788     $    0

Laudus Rosenberg U.S. Small Capitalization      4/1/02 to 3/31/03                     $    64,669     $    0
Fund                                            4/1/01 to 3/31/02                     $    59,925     $    0
                                                4/1/00 to 3/31/01                     $    58,014     $    0

Laudus Rosenberg International Equity Fund      4/1/02 to 3/31/03                     $   102,650     $    0
                                                4/1/01 to 3/31/02                     $    89,964     $    0
                                                6/7/00 (inception date) to 3/31/01    $    58,213     $    0

Laudus Rosenberg International Small            4/1/02 to 3/31/03                     $    94,358     $    0
Capitalization Fund                             4/1/01 to 3/31/02                     $    86,572     $    0
                                                4/1/00 to 3/31/01                     $    80,133     $    0

Laudus Rosenberg European Fund                  4/1/02 to 3/31/03                     $    84,582     $    0
                                                7/23/01 (inception date) to 3/31/02   $    53,479     $    0

Laudus Rosenberg                                4/1/02 to 3/31/03                     $    77,698     $    0
U.S. Large/Mid Capitalization                   4/1/01 to 3/31/02                     $    65,868     $    0
Long/Short Equity Fund                          4/1/00 to 3/31/01                     $    58,255     $    0

Laudus Rosenberg Global Long/Short Equity Fund  4/1/02 to 3/31/03                     $   121,706     $    0
                                                4/1/01 to 3/31/02                     $    94,836     $    0
                                                9/29/00 (inception date) to 3/31/01   $    32,956     $    0

Laudus Rosenberg Value Long/Short Equity Fund   4/1/02 to 3/31/03                     $   115,749     $    0
                                                4/1/01 to 3/31/02                     $    92,860     $    0
                                                4/1/00 to 3/31/01                     $    79,849     $    0

          The Laudus Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

          DISTRIBUTOR AND DISTRIBUTION AND SHAREHOLDER SERVICE PLANS. As stated in the Prospectus under the heading "Management of the Trust -- Distributor," Institutional Shares and Investor Shares of each Fund other than the Laudus Rosenberg U.S. Small Capitalization Fund, and Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, are sold on a continuous basis by the Trust's distributor, Laudus Distributor, Inc. (the "Distributor"). The Distributor's principle offices are located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110. Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

          Pursuant to the Distribution and Shareholder Service Plans described in the Prospectus (each a "Plan"), in connection with the distribution of Investor Shares of the Trust and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of such shares, the Distributor receives certain distribution and shareholder service fees from the Trust. The Distributor may pay all or a portion of the distribution and shareholder service fees it receives from the Trust to participating and introducing brokers. The Funds pay no fees in connection with the distribution of Institutional Shares and Adviser Shares.

          For the periods indicated, the Funds incurred distribution and shareholder service expenses and the Distributor paid broker-dealers and other selling and/or servicing institutions as follows:

                                                                                             PAID OUT BY
                                                                                             DISTRIBUTOR
                                                      DISTRIBUTION    AMOUNT                     AS
                                         TIME           EXPENSES    RETAINED BY     AMOUNT    DESCRIBED
            FUND                        PERIOD          INCURRED    DISTRIBUTOR     WAIVED      ABOVE
Laudus Rosenberg U.S. Small        4/1/02 to          $   443,307   $   321,430     $    0   $   121,877
Capitalization Fund                3/31/03
                                   4/1/01 to          $   219,215   $    11,614     $    0   $   207,601
                                   3/31/02
                                   4/1/00 to          $    77,423   $    38,317     $    -   $    39,106
                                   3/31/01

Laudus Rosenberg U.S.              4/1/02 to          $     3,643   $     2,156     $    0   $     1,487
Discovery Fund                     3/31/03
                                   9/4/01             $       295   $       145     $    0   $       150
                                   (inception date)
                                   to 3/31/02

Laudus Rosenberg U.S. Large        6/19/02            $       451   $       296     $    0   $       155
Capitalization Fund                (inception date)
                                   to 3/31/03

Laudus Rosenberg                   4/1/02 to          $       855   $       471     $    0   $       384
Large Capitalization Growth Fund   3/31/03
                                   4/1/01 to          $         8   $         4     $    0   $         4
                                   3/31/02
                                   6/7/00             $         -   $         -     $    -   $         -
                                   (inception date)
                                   to 3/31/01

Laudus Rosenberg International     4/1/02 to          $       150   $        53     $    0   $        97
Equity Fund                        3/31/03
                                   4/1/01 to          $        64   $        52     $    0   $        12
                                   3/31/02
                                   6/7/00             $         7   $         5     $    0   $         2
                                   (inception date)
                                   to 3/31/01

Laudus Rosenberg International     4/1/02 to          $    26,157   $         0     $    0   $    26,157
Small Capitalization Fund          3/31/03
                                   4/1/01 to          $   219,215   $    11,614     $    0   $   207,601
                                   3/31/02
                                   4/1/00 to          $    77,423   $    38,317     $    -   $    39,106
                                   3/31/01

Laudus Rosenberg European Fund     4/1/02 to          $        15   $         9     $    0   $         6
                                   3/31/03
                                   7/23/01            $         7   $         4     $    0   $         3
                                   (inception date)
                                   to 3/31/02


Laudus Rosenberg U.S.          4/1/02 to          $    17,477   $         0     $    0   $    17,477
Large/Mid Capitalization       3/31/03
Long/Short Equity              4/1/01 to          $       332   $       103     $    0   $       229
Fund                           3/31/02
                               4/1/00 to          $       443   $        36     $    -   $       407
                               3/31/01

Laudus Rosenberg Value         4/1/02 to          $   136,844   $         0     $    0   $   136,844
Long/Short Equity Fund         3/31/03
                               4/1/01 to          $    12,782   $     2,883     $    0   $     9,899
                               3/31/02
                               4/1/00 to          $     9,685   $     1,574     $    -   $     8,111
                               3/31/01

Laudus Rosenberg Global        4/1/02 to          $     9,670   $         0     $    0   $     9,670
Long/Short Equity Fund         3/31/03
                               4/1/01 to          $        22   $        13     $    0   $         9
                               3/31/02
                               9/29/00            $         -   $         -     $    -   $         -
                               (inception date)
                               to 3/31/01

          The Laudus Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

          The following table sets forth the amounts paid by the Funds for each principal type of distribution-related activity during the fiscal year ended March 31, 2003.

                                LAUDUS            LAUDUS           LAUDUS            LAUDUS
                                ROSENBERG         ROSENBERG        ROSENBERG         ROSENBERG         LAUDUS
                                U.S. SMALL        U.S.             U.S. LARGE        LARGE             ROSENBERG
                                CAPITALIZATION    DISCOVERY        CAPITALIZATION    CAPITALIZATION    INTERNATIONAL
ACTIVITY                        FUND              FUND             FUND              GROWTH FUND       EQUITY FUND
---------------------------------------------------------------------------------------------------------------------
Advertising                                0                0                 0                 0                 0

Printing and Mailing of
Prospectuses to Other Than
Current Shareholders                       0                0                 0                 0                 0

Compensation to Underwriters       $ 443,307          $ 3,643          $    451             $ 855             $ 150

Compensation to Broker-Dealers             0                0                 0                 0                 0

Compensation to Sales Personnel            0                0                 0                 0                 0

Interest, Carrying or Other
Financing Charges                          0                0                 0                 0                 0

Other                                      0                0                 0                 0                 0

                                                                   LAUDUS
                                LAUDUS                             ROSENBERG
                                ROSENBERG                          U.S.              LAUDUS            LAUDUS
                                INTERNATIONAL     LAUDUS           LARGE/MID         ROSENBERG         ROSENBERG
                                SMALL             ROSENBERG        CAPITALIZATION    VALUE LONG/       GLOBAL
                                CAPITALIZATION    EUROPEAN         LONG/SHORT        SHORT EQUITY      LONG/SHORT
ACTIVITY                        FUND              FUND             EQUITY FUND       FUND              EQUITY FUND
---------------------------------------------------------------------------------------------------------------------
Advertising                                0                0                 0                 0                 0

Printing and Mailing of
Prospectuses to Other Than
Current Shareholders                       0                0                 0                 0                 0

Compensation to Underwriters        $ 26,157          $    15          $ 17,477         $ 136,844           $ 9,670

Compensation to Broker-Dealers             0                0                 0                 0                 0

Compensation to Sales Personnel            0                0                 0                 0                 0

Interest, Carrying or Other
Financing Charges                          0                0                 0                 0                 0

Other                                      0                0                 0                 0                 0

          The Laudus Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

          Each Plan may be terminated by a vote of the majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by a vote of a majority of the outstanding voting securities of the relevant class. Any change in a Plan that would materially increase the cost to Investor Shares requires approval by holders of the relevant class of shares. The Trustees of the Trust review a quarterly written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plans may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. For so long as the plans are in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

          The Distributor's Contract may be terminated with respect to any Fund or Investor Shares thereof at any time by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by such Fund or class and will terminate automatically, without the payment of any penalty, in the event of its assignment.

          The Plans and the Distributor's Contract will continue in effect with respect to each class of shares to which they relate for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding shares of a class, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

          If any Plan or the Distributor's Contract is terminated (or not renewed with respect to one or more classes), it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has not been renewed).

          The Trustees of the Trust believe that each Plan will provide benefits to the Trust. The Trustees believe that each Plan will result in greater sales and/or fewer redemptions of Investor Shares although it is impossible to know for certain the level of sales and redemptions of Investor Shares that would occur in the absence of the Plan or under alternative distribution schemes. The Trustees believe that the effect on sales and/or redemptions benefits the Trust by reducing Fund expense ratios and/or by affording greater flexibility to the Trust.

          The Plans are of the type known as a "compensation" plan. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CUSTODIAL ARRANGEMENTS. Custodial Trust Company, Princeton, NJ 08540, for the Laudus Rosenberg U.S. Large Capitalization Growth Fund, the Laudus Rosenberg U.S. Long/Short Equity Fund, the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund and State Street Bank and Trust Company, Boston, Massachusetts 02102, for the Laudus Rosenberg U.S. Small Capitalization Fund, the Laudus Rosenberg U.S. Discovery Fund, the Laudus Rosenberg U.S. Large Capitalization Fund, the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg International Small Capitalization Fund, and the Laudus Rosenberg European Fund are the Trust's custodians (each a "Custodian" and, collectively, the "Custodians"). As such, each Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to each relevant Fund. Upon instruction, each Custodian receives and delivers cash and securities of the relevant Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

          INDEPENDENT ACCOUNTANTS. The Trust's independent accountant is PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation.

          CODES OF ETHICS. Each of the Trust (on behalf of each Fund), CSIM, AXA Rosenberg and the Distributor (as the Funds' principal underwriter) has adopted a code of ethics (each a "Code") under Rule 17j-1 of the 1940 Act. The Trust's Code permits personnel subject thereto to invest in securities, but not in securities that the Fund may purchase or hold. Subject to certain conditions or restrictions, CSIM's Code permits personnel to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds CSIM manages. Securities transactions by some of these individuals may be subject to prior approval of CSIM's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements. AXA Rosenberg's Code permits personnel subject thereto to invest in securities, subject to prior approval. The Distributor's Code permits personnel subject thereto to invest in securities, including securities that the Fund may purchase or hold, so long as the investment does not lead to an actual or potential conflict of interest.

                             PORTFOLIO TRANSACTIONS

          INVESTMENT DECISIONS. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of AXA Rosenberg are made by AXA Rosenberg with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of AXA Rosenberg even though it could also have been purchased or sold for other clients at the same time.

          Likewise, a particular security may be purchased on behalf of one or more clients when AXA Rosenberg is selling the same security on behalf of one or more other clients. In some instances, therefore, AXA Rosenberg, acting for one client may sell a particular security to another client indirectly. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected PRO RATA on the basis of cash available or another equitable basis so as to avoid any one account being preferred over any other account.

          BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, AXA Rosenberg shall comply with such policies established by the Trustees and communicated to AXA Rosenberg in writing and shall seek to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for each Fund the most favorable price and execution available, AXA Rosenberg, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to AXA Rosenberg in writing, AXA Rosenberg shall not be deemed to have acted unlawfully or to have breached any duty created by the Subadviser Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services to AXA Rosenberg or any affiliated person of AXA Rosenberg an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if AXA Rosenberg determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or AXA Rosenberg's overall responsibilities with respect to each Fund and to other clients of AXA Rosenberg and any affiliated person of AXA Rosenberg as to which AXA Rosenberg or any affiliated person of AXA Rosenberg exercises investment discretion.

          Over-the-counter transactions often involve dealers acting for their own account. It is AXA Rosenberg's policy to place over-the-counter market orders for a Fund with primary market makers unless better prices or executions are available elsewhere.

          Investment dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than the Trust requires. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' returns. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in programs allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. This Statement of Additional Informational and the Prospectus should be read in conjunction with such firms' material regarding their fees and services.

          Although AXA Rosenberg does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, AXA Rosenberg will receive such services from brokers who are expected to handle a substantial amount of a Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. AXA Rosenberg uses such research in servicing other clients as well as the Trust, and AXA Rosenberg may not use any particular research service to benefit all of its clients, including the Trust.

          As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the Trustees of the Trust may determine, the Trust may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in such section) to AXA Rosenberg an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. In accordance with Section 28(e), however, AXA Rosenberg will not pay such a higher commission to a broker in connection with the provision of "brokerage and research services" unless it has determined that the commission is reasonable in relation to the value of the services provided, viewed in terms of either the particular transaction in question or AXA Rosenberg's overall responsibilities to its clients, including the Trust.

          For the period indicated, the Funds paid brokerage commissions as follows:

                                             4/1/00 -- 3/31/01   4/1/01 -- 3/31/02   4/1/02 -- 3/31/03
Laudus Rosenberg U.S. Small
Capitalization Fund                          $       1,492,561   $    1,615,531.64   $    2,147,819.68

Laudus Rosenberg U.S. Discovery Fund                        --   $        9,162.00   $       61,563.85

Laudus Rosenberg U.S. Large
Capitalization Fund                                         --                  --   $       34,313.59

Laudus Rosenberg U.S. Large Capitalization   $           6,264   $        6,297.49   $        6,052.31
Growth Fund

Laudus Rosenberg International Equity
Fund                                         $          23,551   $       16,021.49   $       13,165.42

Laudus Rosenberg International Small
Capitalization Fund                          $         135,592   $      105,224.29   $       72,867.45

Laudus Rosenberg European Fund                              --   $       14,099.32   $       13,027.14

Laudus Rosenberg U.S. Large/Mid
Capitalization Fund                          $         158,825   $      105,930.45   $      206,095.82

Laudus Rosenberg Value Long/Short
Equity Fund                                  $         707,114   $      685,588.92   $    2,164,830.02

Laudus Rosenberg Global Long/Short
Equity Fund                                  $         116,018   $      116,189.83   $      196,775.33

          The Laudus Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

                            TOTAL RETURN CALCULATIONS

          Each Fund computes its average annual total return separately for its share classes by determining the average annual compounded rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class according to the following formula:

                        P(1 + T) TO THE POWER OF N = ERV.

          Where:

          T     =     Average annual total return.

          ERV   =     Ending redeemable value of a hypothetical $1,000
                      investment made at the beginning of a period at the end of such period.

          P     =     A hypothetical initial investment of $1,000.

          N     =     Number of years.

          Each Fund computes its cumulative total return separately for its share classes by determining the cumulative rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class, according to the following formula:

          T    =      ERV-1,000
                      ----------
                      1,000


Where:

          T    =      Cumulative rate of return  ERV =  Ending redeemable value
of a hypothetical $1,000 investment made at the beginning of a period at the end of such period.

          The calculations of average annual total return and cumulative total return assume that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

          Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for each Fund will fluctuate from time to time and therefore does not provide a basis for determining future returns. Average annual total return and cumulative return are based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses.

          Average annual total returns are calculated separately for Investor Shares and Institutional Shares of each Fund for each Fund other than the Laudus Rosenberg U.S. Small Capitalization Fund and Adviser Shares for the Laudus Rosenberg U.S. Investor Shares, Adviser Shares and Institutional Shares are subject to different fees and expenses and may have different performance for the same period. Performance information for certain classes for periods prior to inception is that of the relevant Fund's Institutional Shares, adjusted for the sales charges (if applicable), fees and expenses of such class.

          PERFORMANCE COMPARISONS. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WIESENBERGER, THE NEW YORK TIMES, BUSINESS WEEK, U.S.A.
TODAY, INSTITUTIONAL INVESTOR and other periodicals. In addition to performance information, general information about the Funds that appears in publications such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of AXA Rosenberg in comparison to other investment advisers and to other institutions.

          From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

          The Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of the Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996. Effective March 30, 2004, the Trust will change its name to the "Laudus Trust."

          Interests in the Trust's portfolios are currently represented by shares of eleven series, the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg European Fund, Laudus Rosenberg U.S. Long/Short Equity Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.

          The Laudus Rosenberg U.S. Small Capitalization Fund is divided into three classes of shares: Institutional Shares, Investor Shares and Adviser Shares. Each other series of the Trust is divided into two classes of shares:
Institutional Shares and Investor Shares.

          Each class of shares of each Fund represents interests in the assets of such Fund and has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class, and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

          The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

          VOTING RIGHTS. Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

          Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

          There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the disinterested Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

          No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

          SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, CSIM has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

OWNERS OF 5% OR MORE OF A FUND'S SHARES

          The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of each respective Fund as of December 5, 2003. Those persons who beneficially own more than 25% of a particular class of shares in a particular Fund may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

                                                                          PERCENT OF THE
                                                                           CLASS TOTAL
                                                                           ASSETS HELD
                                                                              BY THE
FUND/CLASS                                                NO. OF SHARES     SHAREHOLDER
----------                                                -------------   --------------
LAUDUS ROSENBERG U.S. LARGE CAPITAL GROWTH - INST

EQUITABLE LIFE ASSURANCE SOCIETY OF THE
UNITED STATES
1290 AVENUE OF THE AMERICAS 12TH FL
C/O ROSEMARIE SHOMSTEIN
NEW YORK NY 10104 .....................................         500,000       85.92%

                                                                          PERCENT OF THE
                                                                           CLASS TOTAL
                                                                           ASSETS HELD
                                                                              BY THE
FUND/CLASS                                                NO. OF SHARES     SHAREHOLDER
----------                                                -------------   --------------
CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................................      80,950.737       13.91%

LAUDUS ROSENBERG U.S. LARGE CAPITAL GROWTH - INV

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .............................     154,558.073       56.55%

CNA TRUST CORPORATION
THE COMFORT EMPLOYEE 401K PSP
PO BOX 5024
COSTA MESA CA 92628-5024 ..............................      36,171.321       13.23%

WEXFORD SECURITIES LLC FBO
MS MARIA C RIVERA-DEROSALES
10609 WHEELHOUSE CIR
BOCA RATON FL 33428-1217 ..............................      18,937.049        6.93%

WEXFORD SECURITIES LLC FBO
WEXFORD CLEARING C F
15122 SW 74TH PL
IRA DTD 05 22 03
MIAMI FL 33158-2141 ...................................      14,676.231        5.37%

LAUDUS ROSENBERG EUROPEAN-INST

SPS SOCIETE DE PLACEMENTS SELECTIONNES
46 AVENUE DE LA GRANDE ARMEE
PARIS FRANCE 067 75017 ................................     764,056.307       99.38%

LAUDUS ROSENBERG EUROPEAN-INV

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .............................       1,066.305       82.68%

BARR ROSENBERG FUNDS DISTRIBUTOR INC
60 STATE ST
ATTN LEGAL SERVICES
BOSTON MA 02109 .......................................         223.403       17.32%

                                                                          PERCENT OF THE
                                                                           CLASS TOTAL
                                                                           ASSETS HELD
                                                                              BY THE
FUND/CLASS                                                NO. OF SHARES     SHAREHOLDER
----------                                                -------------   --------------
LAUDUS ROSENBERG GLOBL LONG/SHORT
EQTY-INST

BARR & JUNE ROSENBERG FOUNDATION
17 LA PUNTA
ORINDA CA 94563 .......................................      813,686.58       74.54%

ROSENBERG ALPHA LP
4 ORINDA WAY
ORINDA CA 94563 .......................................     215,376.974       19.73%

LAUDUS ROSENBERG GLOBL LONG/SHORT
EQTY-INV

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................................     502,894.164       57.91%

NATIONAL INVESTOR SERVICES FBO
097-50000-19
55 WATER STREET 32ND FLOOR
NY NY 10041 999 .......................................      89,438.443       10.30%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .............................      82,124.029        9.46%

NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK NY 10281 .....................................      67,645.987        7.79%

LAUDUS ROSENBERG INTL EQUITY-INST

EQUITABLE LIFE ASSURANCE SOCIETY OF THE
UNITED STATES
1290 AVENUE OF THE AMERICAS 12TH FL
C/O ROSEMARIE SHOMSTEIN
NEW YORK NY 10104 .....................................       1,000,000       86.62%

LAUDUS ROSENBERG GROUP
4 ORINDA WAY
ORINDA CA 94563 .......................................     102,647.825        8.89%

                                                                          PERCENT OF THE
                                                                           CLASS TOTAL
                                                                           ASSETS HELD
                                                                              BY THE
FUND/CLASS                                                NO. OF SHARES     SHAREHOLDER
----------                                                -------------   --------------
LAUDUS ROSENBERG INTL EQUITY-INV

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................................     207,562.735       67.78%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .............................      49,704.362       16.23%

NATIONAL FINANCIAL SVCS CORP
FOR EXCLUSIVE BENEFIT OF OUR CUST
200 LIBERTY ST
NEW YORK NY 10281 .....................................      39,503.891       12.90%

LAUDUS ROSENBERG INTL SMALL CAP-INST

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................................    2,264,225.04       56.94%

NATIONAL INVESTOR SERVICES FBO
097-50000-19
55 WATER STREET 32ND FLOOR
NY NY 10041 999 .......................................      678,223.23       17.05%

BOST & CO
PO BOX 3198
MUTUAL FUNDS OPERATIONS
PITTSBURGH PA 15230-3198 ..............................     499,886.096       12.57%

FTC & CO
ACCOUNT 9946
PO BOX 173736
DATALYNX
DENVER CO 80217 .......................................     284,505.289        7.15%

                                                                          PERCENT OF THE
                                                                           CLASS TOTAL
                                                                           ASSETS HELD
                                                                              BY THE
FUND/CLASS                                                NO. OF SHARES     SHAREHOLDER
----------                                                -------------   --------------
LAUDUS ROSENBERG INTL SMALL CAP-INV

NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK NY 10281 .....................................   1,923,067.612       37.23%

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................................   1,196,151.758       23.16%

NATIONAL INVESTOR SERVICES FBO
381-25599-16
55 WATER STREET 32ND FLOOR
NY NY 10041 ...........................................      788,732.07       15.27%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .............................     393,753.309        7.62%

FTC & CO
ACCOUNT 9999
PO BOX 173736
DATALYNX
DENVER CO 80217-3736 ..................................     326,328.114        6.32%

LAUDUS ROSENBERG US DISCOVERY-INST

UNION BANK TR NOMINEE
FBO PIPE TRADES DC 36 DB PL-MUTUAL
PO BOX 85484
SAN DIEGO CA 92186 ....................................   1,021,696.909       18.75%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .............................     966,914.074       17.74%

ALA LOCAL ONE INDUSTRY PENSION FUND
113 UNIVERSITY PL
NEW YORK NY 10003 .....................................     777,572.552       14.27%

                                                                          PERCENT OF THE
                                                                           CLASS TOTAL
                                                                           ASSETS HELD
                                                                              BY THE
FUND/CLASS                                                NO. OF SHARES    SHAREHOLDER
----------                                                -------------   --------------
BNY WESTERN TRUST CO
NORCAL WASTE SYSTEMS INC.
550 KEARNY ST
SAN FRANCISCO CA 94108 ................................     693,703.308       12.73%

WEST BEND MUTUAL INSURANCE COMPANY
1900 S 18TH AVE
WEST BEND WI 53095 ....................................       478,468.9        8.78%

WELLS FARGO BANK MINNESOTA NA
MISSOURI AUTO CLUB EMP RET PLAN
PO BOX 1533
MINNEAPOLIS MN 55480-1533 .............................     428,839.869        7.87%

NORTHERN TRUST CO TRUSTEE FBO
APPLETON COATED 22-16031
PO BOX 92956 CHICAGO IL 60675 .........................     286,792.453        5.26%

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................................     274,541.226        5.04%

LAUDUS ROSENBERG US DISCOVERY-INV

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .............................     188,919.159       82.09%

NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK NY 10281 .....................................      17,837.123        7.75%

LAUDUS ROSENBERG US LG/MD CP LNG/SHT EQ-INS

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................................   1,027,657.596       47.55%

                                                                          PERCENT OF THE
                                                                           CLASS TOTAL
                                                                           ASSETS HELD
                                                                              BY THE
FUND/CLASS                                                NO. OF SHARES    SHAREHOLDER
----------                                                -------------   --------------
NATIONAL INVESTOR SERVICES FBO
097-50000-19
55 WATER STREET 32ND FLOOR
NY NY 10041 999 .......................................     571,363.002       26.43%

BARR & JUNE ROSENBERG FOUNDATION
17 LA PUNTA
ORINDA CA 94563 .......................................     371,254.307       17.18%

NATIONAL FINANCIAL SERVICES LLC
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
NEW YORK NY 10281 .....................................      120,419.25        5.57%

LAUDUS ROSENBERG US LG/MD CP LNG/SHT EQ-INV

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................................     266,637.116       32.56%

BARR ROSENBERG SERIES TRUST
3435 STELZER ROAD
COLUMBUS OH 43219 .....................................      213,484.71       26.07%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .............................     204,353.327       24.95%

LAUDUS ROSENBERG US LRG CAP-INST

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................................   2,026,638.836       49.11%

LAUDUS CORPORATE SOLUTIONS SA
40 RUE DU COLISEE
PARIS FRANCE 067 75008 ................................    1,108,143.54       26.86%

L RAY ADAMS
OREGON STEEL MILLS INC
1000 SW BROADWAY
PORTLAND OR 97205 .....................................      466,948.43       11.32%

                                                                          PERCENT OF THE
                                                                           CLASS TOTAL
                                                                           ASSETS HELD
                                                                              BY THE
FUND/CLASS                                                NO. OF SHARES    SHAREHOLDER
----------                                                -------------   --------------
MATTHEW S SHAPIRO & DONALD C JONES
ORTHOPEDIC HEALTHCARE NORTHWEST PC
1200 HILYARD
ATTN DEBRA BRISTER
EUGENE OR 97401 .......................................     241,129.111        5.84%

LAUDUS ROSENBERG US LRG CAP-INV

NATIONAL FINANCIAL SERVICES LLC
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
NEW YORK NY 10281 .....................................      16,937.421       39.92%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .............................      16,231.839       38.26%

BENJAMIN STOCKTON HOWARD
12703 BRUCEVILLE RD
ELK GROVE CA 95758 ....................................       5,197.505       12.25%

LAUDUS ROSENBERG US SMALL CAP-ADV

SMITH BARNEY INC
333 W 34TH ST
NEW YORK NY 10001 .....................................     564,009.308       17.27%

FTC AND CO
P O BOX 173736
DENVER CO 80217-3736 ..................................     282,471.507        8.65%

FAHNESTOCK CO INC F B O
LAURA LEONARD
2315 LINCOLNWOOD DR
EVANSTON IL 60201-2048 ................................     267,850.058        8.20%

LAUDUS ROSENBERG US SMALL CAP-INST

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................................  18,150,309.039       28.12%

                                                                          PERCENT OF THE
                                                                           CLASS TOTAL
                                                                           ASSETS HELD
                                                                              BY THE
FUND/CLASS                                                NO. OF SHARES    SHAREHOLDER
----------                                                -------------   --------------
PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .............................   3,790,089.895        5.87%

NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK NY 10281 .....................................   3,711,806.878        5.75%

LAUDUS ROSENBERG US SMALL CAP-INV

MAC & CO
P O BOX 534005
PITTSBURGH PA 15253 ...................................   6,846,529.336       36.87%

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................................   4,557,871.743       24.55%

NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK NY 10281 .....................................   3,024,957.565       16.29%

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246 .................................   1,199,427.186        6.46%

LAUDUS ROSENBERG VALUE LONG/SHORT EQTY-INST

LEHMAN BROTHERS SPECIAL FINL INC
3 WORLD FINANCIAL CENTER 6TH FL
NEW YORK NY 10285 .....................................   3,432,971.272       39.15%

CHARLES SCHWAB & CO INC.
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................................   2,074,940.896       23.66%

                                                                          PERCENT OF THE
                                                                           CLASS TOTAL
                                                                           ASSETS HELD
                                                                              BY THE
FUND/CLASS                                                NO. OF SHARES    SHAREHOLDER
----------                                                -------------   --------------
ROSENBERG ALPHA LP
4 ORINDA WAY
ORINDA CA 94563 .......................................   1,185,265.918       13.52%

BARR & JUNE ROSENBERG FOUNDATION
17 LA PUNTA
ORINDA CA 94563 .......................................     973,475.048       11.10%

LAUDUS ROSENBERG VALUE LONG/SHORT
EQTY-INV

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................................     880,467.024       27.69%

FTC AND CO
P O BOX 173736
DENVER CO 80217-3736 ..................................     519,775.997       16.34%

NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK NY 10281 .....................................     419,142.894       13.18%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 073039998 ..............................     369,164.482       11.61%

NATIONAL INVESTOR SERVICES FBO
097-50000-19
55 WATER STREET 32ND FLOOR
NY NY 10041 999 .......................................     217,104.866        6.83%

SEI TRUST COMPANY
C/O 370 REINVEST
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456 .........................................     164,260.651        5.17%

NATIONAL INVESTOR SERVICES FBO                                            94,972.18        10.64%
097-50000-19
55 WATER STREET, 32nd FL
NEW YORK, NY 10041 999

          The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

          The officers and Trustees of the Trust, as a group, owned less than 1% of any class of outstanding shares of the Trust as of October 15, 2003.

          DETERMINATION OF NET ASSET VALUE

          As indicated in the Prospectus, the net asset value of each Fund share is determined on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

          Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Futures contracts are valued by comparing the gain or loss by reference to the current settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by, or pursuant to procedures adopted by, the Trustees of the Trust or by persons acting at their direction using procedures that the Trustees have approved.

                        PURCHASE AND REDEMPTION OF SHARES

          The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

          As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of a Fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler's checks.

          The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives such order. Such orders will be priced at the respective Fund's net asset value per share next determined after such orders are received by an authorized broker or the broker's authorized designee.

                              FINANCIAL STATEMENTS

          The Report of Independent Accountants and financial statements of the Funds in the Trust's Annual Report for the period ended March 31, 2003 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning 1-800-447-3332.

          The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                       APPENDIX A - PROXY VOTING POLICIES


                           BARR ROSENBERG SERIES TRUST
                     BARR ROSENBERG VARIABLE INSURANCE TRUST

                      PROXY VOTING STATEMENT AND GUIDELINES

PROXY VOTING POLICY

     It is the policy of the Barr Rosenberg Series Trust and the Barr Rosenberg Variable Insurance Trust (each a "Trust" and, collectively, the "Trusts") to vote all proxies in the best interests of the Funds' shareholders. In furtherance of this policy, the Trust has delegated the authority and responsibility to vote securities held in the Funds to Charles Schwab Investment Management, Inc., the Funds' investment adviser (the "Adviser"). Pursuant to a subadvisory agreement between the Trust, the Adviser and AXA Rosenberg Investment Management LLC, the Funds' subadviser (the "Subadviser"), the Subadviser will exercise any voting rights attaching to investments in the Funds except with the agreement or the specific instructions of the Board of Trustees of the Trust or the Adviser.

     It is the Subadviser's policy to vote all proxies for the exclusive benefit of the accounts whose assets the Subadviser manages, except where the client has elected to vote proxies as must be stipulated in writing. The Subadviser will normally vote proxies consistent with recommendations provided by Institutional Shareholder Service's ISS Proxy Advisory Service(SM). A summary of ISS proxy voting guidelines is provided in the accompanying Appendices.

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                              [AXA ROSENBERG LOGO]


                      PROXY VOTING PROCEDURES AND POLICIES

STATEMENT OF PROXY VOTING

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg Investment Management LLC's and its advisory affiliates' (collectively, "AXA Rosenberg") policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients.

The client relationships in which AXA Rosenberg will vote the proxies include:

     -  Employee benefit plans and other clients subject to ERISA;
     - Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;
     - Registered investment companies advised or sub-advised by AXA Rosenberg; and
     -  Limited partnerships and other commingled funds advised by AXA Rosenberg

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

PROXY VOTING PROCEDURES

AXA Rosenberg has retained, Institutional Shareholder Services ("ISS"), to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies ISS of this delegation, thereby enabling ISS to automatically receive proxy information. AXA Rosenberg monitors ISS to assure that the proxies are being properly voted and appropriate records are being retained.

ISS will:

     1. Keep a record of each proxy received;
     2. Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

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     3. Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.
     4. AXA Rosenberg will identify conflicts that exist between the interests of AXA Rosenberg and its clients


DISCLOSURE

AXA Rosenberg will provide a copy of these policies and procedures on the AXA Rosenberg website (www.axarosenbergfunds.com) and will include a copy of these policies and procedures in its Form ADV Part II. Additionally, AXA Rosenberg will disclose in its Form ADV Part II that clients may contact AXA Rosenberg via email or by telephone in order to obtain information on how AXA Rosenberg voted such client's proxies, and to request a copy of these procedures and policies. If a client with a separate account requests this information, AXA Rosenberg will prepare a written response to the client that lists among other matters, with respect to each voted proxy of which the client has inquired: the name of the issuer, the proposal voted upon, and how AXA Rosenberg voted the client's proxy.

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                           ISS PROXY VOTING GUIDELINES
                                     SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:
     - An auditor has a financial interest in or association with the company, and is therefore not independent
     -  Fees for non-audit services are excessive, or
     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or

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nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

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REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     - It is intended for financing purposes with minimal or no dilution to current shareholders

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     -  It is not designed to preserve the voting power of an insider or significant Shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
- Historic trading patterns
- Rationale for the repricing
- Value-for-value exchange
- Option vesting
- Term of the option
- Exercise price
- Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
- Purchase price is at least 85 percent of fair market value
- Offering period is 27 months or less, and
- Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

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10. SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                       A-8
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                     CONCISE GLOBAL PROXY VOTING GUIDELINES

FOLLOWING IS A CONCISE SUMMARY OF GENERAL POLICIES FOR VOTING GLOBAL PROXIES. IN ADDITION, ISS HAS COUNTRY- AND MARKET-SPECIFIC POLICIES, WHICH ARE NOT CAPTURED BELOW.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Vote FOR approval of financial statements and director and auditor reports, unless:
- there are concerns about the accounts presented or audit procedures used; or
- the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
- there are serious concerns about the accounts presented or the audit procedures used;
- the auditors are being changed without explanation; or
- nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:
- there are serious concerns about the statutory reports presented or the audit procedures used;
- questions exist concerning any of the statutory auditors being appointed; or
- the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
- the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
- the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

                                       A-9
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CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:
- there are clear concerns about the past performance of the company or the board; or
- the board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:
- there are serious questions about actions of the board or management for the year in question; or
- legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

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Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS
GENERAL ISSUANCES:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
SPECIFIC ISSUANCES:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
- the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
- the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

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Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:
Vote FOR share repurchase plans, unless:
- clear evidence of past abuse of the authority is available; or
- the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:
Vote FOR mergers and acquisitions, unless:
- the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

                                      A-12
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- the company's structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:
Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:
Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:
Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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